UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of t
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Securities
Exchange Act of 1934 (Amendment No.     )

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AMYRIS, INC.
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Notice of 2023 Annual

Meeting of Stockholders

Annual Meeting of Stockholders
Date and Time: Thursday, May 25, 2023, 2:00 p.m. Pacific Time	Location: Virtual Meeting: www.proxydocs.com/AMRS	Record Date: Tuesday, March 28, 2023	Mail Date: Notice of Internet Availability of Proxy Materials (“Notice”) will be mailed on or about April 12, 2023

Voting Matters

At or before the 2023 Annual Meeting of Stockholders (“Annual Meeting”), we ask that you vote on the following items:

Item 1 Election of four Class I Directors to serve for a three-year term

Item 2 Ratification of the appointment of Independent Registered Public Accounting Firm

Item 3 Non-binding advisory vote on compensation of named executive officers

Item 4 Non-binding advisory vote on frequency of future stockholder say-on-pay votes

Item 5 Approval of amendment to Certificate of Incorporation to increase authorized shares

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

our Proxy Statement and 2022 Annual Report are available free of charge on our website at
https://investors.amyris.com/annual- reports

How to Vote:
Internet	Mail
Visit www.proxydocs.com/AMRS and use your unique control number found in your Notice, proxy card or voting instruction form to access the voting site	Complete and sign the proxy card or voting instruction form and return it by mail.
Telephone	During the Meeting
Follow the telephone instructions provided in your Notice, proxy card or voting instruction form.	This year’s Annual Meeting of Stockholders will be virtual. For details on how to pre-register and attend the virtual meeting or on how to vote your shares during the virtual meeting, see p. 75, “Questions and Answers about the Annual Meeting and Voting.”

We are using the Internet as our primary means of furnishing proxy materials to our stockholders, instead of mailing printed copies. By doing so, we save costs and reduce our impact on the environment. We will instead mail or otherwise make available to each of our stockholders a Notice of Internet Availability of Proxy Materials, which contains instructions on how to access our proxy materials, and vote, online. The Notice also provides information on how stockholders can obtain paper copies of our proxy materials.

These proxy materials are provided in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Amyris, Inc., a Delaware corporation (referred to as “Amyris”, the “Company”, “we”, “us”, or “our”), for our Annual Meeting. These proxy materials were first sent on or about April 12, 2023 to stockholders entitled to vote at the Annual Meeting.

Your vote is important, regardless of the number of shares of our stock that you own. Whether or not you plan to attend our virtual Annual Meeting, it is important that your shares are represented and voted. We encourage you to submit your proxy as soon as possible by internet, by telephone, or by signing and returning all proxy cards or instruction forms provided to you.

By Order of the Board of Directors

/s/ Doris Choi

Doris Choi General Counsel and Secretary April 11, 2023	Amyris, Inc. 5885 Hollis Street, Suite 100 Emeryville, California 94608

Index of Frequently Requested Information

Board/Committee Membership	18

Board Diversity	16

Code of Conduct	5

Corporate Governance	4

Director Biographies	8

Director Independence	14

Director Qualifications	8

ESG	1

Hedging/Pledging Policy	57

Human Capital Management	2

Related Party Transactions	72

Risk Oversight	21

AMYRIS, INC. 2023 PROXY STATEMENT    1

Sustainability at Amyris

Amyris is deeply committed to sustainability and to protecting the abundance and beauty of nature. Our mission is to accelerate the world’s transition to sustainable consumption. At the heart of what we do is chemistry. By modifying the genetics of yeast strains and fermenting them in sugarcane syrup, we have pioneered the ability to convert basic plant sugars to hydrocarbon molecules. We use what is renewable to recreate what is finite.

Natural biology inspires our technology to create sustainable ingredients. Our technology platform enables us to produce rare, natural molecules that are integral to medications, health, personal care and beauty products that are both safe and effective. Our technology platform provides a scalable way forward in a world where humanity’s demand for the earth’s bounty far exceeds its supply. We do all of this without compromise – to quality, cost and to sustainability. Make good. No compromise.®

Amyris is a biotechnology company delivering sustainable science-based ingredients and consumer products that are better for people and the planet. We are focused on the Clean Beauty & Personal Care and Health and Wellness markets through our growing portfolio of consumer brands and as a top supplier of sustainable and natural ingredients to leading global manufacturers and formulators. We have successfully commercialized 15 unique molecules, with dozens more in active development and thousands in the discovery stage in our labs. Our proprietary Lab-to-Market™ technology platform optimizes learning cycles and improves our predictive success, while accelerating our time to market and reducing cost.

Consistent with our mission, we view Environmental, Social, and Governance (“ESG”) factors as long-term value drivers for our customers, our Company, our community, our stockholders, and all of our other stakeholders.

ENVIRONMENTAL STEWARDSHIP

Sustainable Ingredients

Environmental sustainability through science and manufacturing is at the core of Amyris. Our technology platform gives us the ability to make readily available molecules that traditionally come from finite agricultural, animal or petrochemical resources.

Our novel approach to replacing scarce plant and animal molecules with clinically-derived solutions enables us to go from scarcity to abundance, privilege to right, dependence to autonomy.

AMYRIS, INC. 2023 PROXY STATEMENT    1

Sustainability at Amyris  |  Social Responsibility

Environmental Impact and Carbon Footprint

Environmental mission statement: to work with our communities, suppliers and partners to minimize our carbon footprint globally by reducing our requirements for energy and natural resources, manufacturing renewable products, effectively recycling our wastes and byproducts, and responsibly managing our technology.

In support of our mission, our policy is to:

◾	Ensure that our products and operations comply with existing environmental and labor laws

◾	Develop products that are sustainably sourced and manufactured

◾	Responsibly manage the use of all of our materials to preserve the health of local ecosystems
◾	Use metrics to assess our energy dependencies and identify ways to reduce our carbon footprint and greenhouse gas emissions

◾	Promote environmental and social responsibility among our employees through company initiatives, recognition and events

◾	Endeavor to work only with suppliers and distributors who share our commitment to sustainable management practices

◾	Conduct our operations in a manner that is committed to recycling, conserving natural resources, and protecting our environment from pollution

Awards: Our commitment to environmental stewardship and social responsibility continues to earn us external recognition. Below is a selection of the awards and designations we received over the past year:

Ecovadis Silver (top 25%)	Bloomberg GEI designation	EPA SmartWay participant

SOCIAL RESPONSIBILITY

Human Capital Management

Our Board believes that human capital management, including Diversity, Equity, Inclusion and Belonging (“DEIB”) initiatives, are important to our success.

The Board expanded the remit of the Leadership, Development, Inclusion and Compensation Committee of the Board (“LDICC”) in 2020 to include oversight of DEIB matters, renaming the Committee to add the word “Inclusion.” We conduct an employee engagement survey on an annual basis and the results of these surveys are discussed with the LDICC. In January 2022, we appointed Ana Dutra to our Board, a Latina executive with deep experience in M&A, integration, human capital, and ESG matters.

Amyris is committed to enhancing the diversity of our workforce and promoting a culture of acceptance and equality throughout the organization.

◾	A Diverse Workforce: Our diversity makes us stronger. We strengthen the value we create as a company when we bring a broad-based workforce together to achieve our goals.

◾	Promoting Inclusion: We promote employee affiliation groups focused on specific diverse needs of our workforce, and provide information about these diverse groups to educate and promote awareness of their diversity in an effort to create an inclusive environment for their development at Amyris.

◾	Equal Pay for Equal Work: We believe in compensating our employees fairly and equitably. We have instituted practices to ensure salary transparency, our management is guided on the principle of pay equity, and our compensation structures by job level and geographical market are available to all employees.

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Sustainability at Amyris  |  Social Responsibility

In March 2022, we appointed our first Vice President, Diversity, Equity, Inclusion & Belonging to drive Amyris’ strategy and implementation of an inclusion and diversity-focused roadmap, including cross-functional programs and initiatives at Amyris.

Since then, we have introduced a diversity framework, which led to development and implementation of a three-year diversity strategy. Our goals are built around the framework, which focuses on the workplace (our culture) workforce (our people), marketplace (product development and external branding) and community. We introduced two new employee resource groups (“ERGs”): Black@ Amyris (for our Black employees and allies) and Amygos (for our Latinx employees and allies), and introduced structure, goals, and guidelines to help our ERGs grow and scale.

We also introduced an internal diversity intranet site and collaborated with our ERG leaders to introduce an ERG intranet, which keeps employees updated on events and activities related to their respective ERG. We also embedded diversity into the employee onboarding process because we believe onboarding to be a pivotal moment for fostering inclusion.

One of our biggest successes was forming a global Diversity Council, composed of employees from each business function throughout our organization. The Diversity Council serves as an advisory body to the company and its leadership team on the strategic direction of the culture of the company.

We have over 1,500 employees in the United States, Brazil, Portugal, and the United Kingdom.

◾	50% of our U.S. employees are People of Color

◾	54% of our employees are Women

◾	55% of our executive leadership team are Women

Our ERGs as well as our Diversity Council will also be guided by our workplace, workforce, marketplace and community framework. We have the following ERGs that are organized around diversity attributes:

◾	W.E.E. (Women Empowering Each Other)

◾	Out@Amyris (Lesbian, Gay, Bisexual, Transgender, Queers and Others on Gender and Sexuality Spectrum)

◾	Black @ Amyris (Black)

◾	Amygos (Latinx)

Health and Safety

Safety is an Amyris core value which means that maintaining a safe and healthy work environment for our people, as well as our communities, resources, and planet, is our highest priority. We have a Safety Committee that is responsible for developing, promoting, and maintaining safety policies and procedures. We provide customized environmental health and safety training, carry out regular facility audits, assist employees with risk assessments, promote responsible and sustainable waste management practices, provide recommended personal protective equipment, and offer a robust ergonomics program in compliance with CAL-OSHA and the California Department of Public Health.

The global COVID-19 pandemic caused us to take both a short-term and a long-term view of ESG risks and opportunities. Since early 2020, we have closely monitored the impact of the global COVID-19 pandemic on all aspects of our business, including its impact on our employees, partners, supply chain, and distribution network. Since the start of the pandemic, we developed a comprehensive response strategy including establishing a cross-functional COVID-19 Task Force, and we have applied recommended public health strategies to manage and prevent the spread of COVID-19 among our employees and operations. The pandemic has raised the bar on the implementation of business continuity plans to manage the impact of the COVID-19 pandemic, future pandemics as well as other potential emergency scenarios on our employees and our business. We have successfully managed to sustain ongoing critical production campaigns and infrastructure throughout the pandemic and additionally through several severe weather events such as Hurricane Ian.

AMYRIS, INC. 2023 PROXY STATEMENT    3

Sustainability at Amyris  |  Corporate Governance

Community Investment

In support of our communities, Amyris and our employees devote significant time and resources to outreach, such as participating in a variety of donation drives and environmental cleanup efforts. Since the beginning of 2020, our scientists have been volunteering every month to teach STEM lessons to schools in our communities which often includes one-on-one mentoring by our scientists. In 2020, we founded the Amyris Annual Scholarship to provide financial relief and academic scholarships to Black students at historically black colleges and universities (“HBCUs”) and local San Francisco Bay Area universities. In 2021, for example, we partnered with the United Negro College Fund and 10,000 Degrees to fund scholarships to approximately 50 college students through the Amyris Annual Scholarship Fund.

In 2020, we launched a summer internship called the Catalyst Intern Program with an inaugural cohort of 30 college interns, providing students with substantial business experience and networking opportunities. Notably, our inaugural intern class was 67% ethnically diverse and 57% female.

Supplier Sustainability

We require our suppliers to conduct their businesses in alignment with our Supplier Code of Conduct, which contains specific standards on labor and human rights, business ethics, environmental sustainability, social responsibility, privacy, security, and intellectual property. The Supplier Code of Conduct is posted on our website and is part of our overall legal and compliance program. Failure by any of our suppliers to comply with our Supplier Code of Conduct may result in termination of our business relationship with such supplier. We have global channels for the reporting of any suspected unethical, illegal or improper business practices by our employees and suppliers.

CORPORATE GOVERNANCE

We are committed to a strong governance program, and our practices are designed to maintain high standards of oversight, compliance, integrity, and ethics. Each year, we review our corporate governance policies, compliance policies and procedures, and compensation practices and policies to ensure they are consistent with evolving market practices and trends and the promotion of long-term stockholder value.

Governance Practices

Our Board has adopted written Corporate Governance Principles to provide the Board and its Committees with operating principles designed to enhance the effectiveness of the Board and its Committees, to maintain high standards of Board and Committee governance, and to clarify the responsibilities of management in supporting the Board’s activities. The Corporate Governance Principles set forth a framework for Amyris’ governance practices, including composition of the Board and its Committees, functions and responsibilities of the Board and its Committees, director nominee selection, Board membership criteria, director compensation, Board education, meeting responsibilities, access to information and employees, executive sessions of independent directors, and responsibilities of management vis-à-vis the Board and its Committees.

4    AMYRIS, INC. 2023 PROXY STATEMENT

Sustainability at Amyris  |  Corporate Governance

Corporate Governance Strengths

Strong independent oversight		Board qualifications and accountability		Board oversight of strategy and risk management
◾	9 out of 11 directors are independent	◾	Diverse Board in terms of tenure, gender, race, ethnicity, experience and skills	◾	Risk oversight by the full Board and Committees
◾	Independent Board Chair and independent Board Committees	◾	Annual Board and Committee self- evaluation	◾	Independent compensation program risk analysis and reporting directly to the LDICC
◾	Executive sessions of independent directors	◾	No poison pill anti-takeover defenses	◾	Audit Committee oversight of cybersecurity

Ethics & Integrity

Integrity is another one of our core values. We strive to be honest, ethical, and deal fairly with each other and all third parties, holding ourselves accountable and delivering on our commitments. We maintain a robust compliance program that includes a Code of Business Conduct and Ethics that applies to all directors, officers, employees, consultants, agents and contractors of Amyris as required by The Nasdaq Stock Market (“Nasdaq”) governance rules. Our Code of Business Conduct and Ethics includes a section entitled “Code of Ethics for Chief Executive Officer and Senior Financial Officers,” providing additional principles for ethical leadership and a requirement that such individuals foster a culture throughout Amyris that helps ensure the fair and timely reporting of our financial results and condition. Our Code of Business Conduct and Ethics is available on the corporate governance section of our website at https://investors.amyris.com/corporate-governance.

Stockholders may also obtain a printed copy of our Code of Business Conduct and Ethics and our Corporate Governance Principles by writing to the Secretary of Amyris at 5885 Hollis Street, Suite 100, Emeryville, California 94608. If we make any substantive amendment to a provision of our Code of Business Conduct and Ethics that applies to any of our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, or if we grant any waiver from any of such provisions to any such person, we will promptly disclose the nature of the amendment or waiver on the corporate governance section of our website at https://investors.amyris.com/corporate- governance.

ESG Strategy & Oversight

Our Chief Engagement & Sustainability Officer (“CESO”) is responsible for framing the ESG issues and goals in strategic terms, leading systemic ESG improvements, and communicating the strategic direction for the Company’s ESG objectives. As part of our ongoing identification and assessment of ESG risks and opportunities, Amyris completed a materiality and gap analysis utilizing frameworks including those of the Sustainability Accounting Standards Board and Global Reporting Initiative. In addition, our CESO has engaged a cross-functional team consisting of members of finance, supply chain, quality, research and development, human resources, and legal as the ESG Council. The Company published its second annual ESG Report in 2022. Management reports on the status of certain ESG activities and related disclosures to the Nominating & Governance Committee (“NGC”) of the Board on a quarterly basis.

To actively engage in ESG-related initiatives, our management team has also taken steps toward advancing a formalized ESG program, led by the ESG Council, to identify, coordinate, and advance our ESG priorities and objectives.

AMYRIS, INC. 2023 PROXY STATEMENT    5

Sustainability at Amyris  |  Corporate Governance

Stockholder Engagement

We recognize the benefits of maintaining a robust dialogue with stockholders, which is why we engage in proactive outreach efforts with certain of our largest stockholders. We solicit feedback from our stockholders on a variety of topics, including our business and growth strategy, corporate governance practices, executive compensation matters, and various other ESG matters. This engagement enables us to build meaningful relationships over time with our stockholders and obtain valuable feedback that helps inform our decisions and our strategy throughout the year.

The following graphic describes our typical stockholder outreach and engagement cycle.

Following our 2022 annual meeting, we reached out to stockholders who collectively held approximately 17% of our then-outstanding shares (not including any related parties) to request meetings, and held meetings with each stockholder who accepted our request for engagement.

6    AMYRIS, INC. 2023 PROXY STATEMENT

Proposal 1

Election of Directors

Nominees for Election to the Board of Directors

Under our Certificate of Incorporation and Bylaws, the number of authorized Amyris directors has been fixed at 11, and the Board is divided into the following three classes with staggered three-year terms:

◾	Class I directors, whose term will expire at this 2023 Annual Meeting of stockholders and who have been nominated for re-election;

◾	Class II directors, whose term will expire at the annual meeting of stockholders to be held in 2024; and

◾	Class III directors, whose term will expire at the annual meeting of stockholders to be held in 2025.

In accordance with our Certificate of Incorporation, the Board has assigned each member of the Board to one of the three classes, with the number of directors in each class divided as equally as reasonably possible. As of the date of this Proxy Statement, there are four Class I seats, four Class II seats, and three Class III seats constituting the 11 seats on the Board.

At the 2023 Annual Meeting, we are asking our stockholders to vote on the election of four Class I directors, Ana Dutra, Geoffrey Duyk, James McCann and Steven Mills to serve until our 2026 annual meeting. The nominees are all current directors of Amyris.

Vote Required and Board Recommendation

Directors are elected by a plurality of the votes present in person or represented by proxy at the meeting and entitled to vote. This means that the four Class I nominees receiving the highest number of affirmative (i.e., “For”) votes will be elected. At the Annual Meeting, proxies cannot be voted for a greater number of persons than the four nominees named in this Proposal 1 and stockholders cannot cumulate votes in the election of directors. Shares represented by executed proxies will be voted by the proxy holders, if authority to do so is not withheld for any or all of the nominees, “For” the election of the four nominees named below. If any nominee is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for a nominee, if any, designated by the Board to fill that vacancy. As of the date of this Proxy Statement, the Board is not aware that any nominee up for election is unable or will decline to serve as a director. If you hold shares through a broker, bank or other custodian, nominee, trustee or fiduciary (an “Intermediary”), you must instruct your Intermediary of record how to vote so that your vote can be counted on this proposal. Broker non-votes will not count toward the vote total for this proposal and therefore will not affect the outcome of this proposal.

The Board recommends a vote “FOR” each nominee.

AMYRIS, INC. 2023 PROXY STATEMENT    7

Proposal 1 — Director Biographies  |  Nominees for Class I Directors for a Term Expiring in 2026

Director Biographies

Nominees for Class I Directors for a Term Expiring in 2026

Director since 2022

Age 58

Board Committees

Leadership, Development, Inclusion & Compensation Committee

Nominating & Governance Committee

Other Current Public Directorships

CarParts.com

CME Group, Inc.

Pembina Pipeline

Ana Dutra

Ms. Dutra is the CEO of Mandala Global Advisors Inc., which she founded in 2013, and has over 30 years of experience in P&L management, deal structuring, digital technology, business growth and C-Level business consulting in over 25 countries. Ms. Dutra also currently serves on the board of directors of CarParts.com, CME Group, Inc., and Pembina Pipeline, and certain private companies in the United States and abroad. Ms. Dutra previously served on the board of directors of Health, Harvest & Recreation Inc. until its acquisition in September 2021 as well as First Internet Bancorp until December 2022. Ms. Dutra holds an MBA from Kellogg School of Management at Northwestern University, a Master’s in Economics from Pontificia Universidade do Rio de Janeiro, and a Juris Doctor from Universidade do Estado do Rio de Janeiro.

Key Qualifications

Ms. Dutra’s extensive experience assisting boards of directors, CEOs and management teams to identify and execute growth strategies through innovation, acquisitions, and new technologies, as well as her rich experience and knowledge regarding branding, enables her to provide valuable contributions to our management team and Board.

Director since 2012 Interim Board Chair since May 2014 Age 63 Board Committees Audit Committee Other Current Public Directorships None

Geoffrey Duyk

Dr. Duyk previously served on the Board from May 2006 to May 2011. Dr. Duyk is a partner of Circularis Partners, a technology focused investment firm, and serves as Interim CEO and Board Chair of Grove Biopharma, a biotechnology startup. Previously, Dr. Duyk served as a partner and managing director of TPG Alternative & Renewable Technologies (TPG ART), a technology focused investment firm (together with its affiliates, “TPG”), from 2004 to 2017. Prior to TPG, he served on the board of directors and was President of Research and Development at Exelixis, Inc., a biopharmaceutical company focusing on drug discovery, from 1996 to 2003. Prior to Exelixis, Dr. Duyk was Vice President of Genomics and one of the founding scientific staff at Millennium Pharmaceuticals, from 1993 to 1996. Before that, Dr. Duyk was an Assistant Professor at Harvard Medical School in the Department of Genetics and Assistant Investigator of the Howard Hughes Medical Institute. Dr. Duyk currently serves on the boards of directors of: Anuvia Plant Nutrients; Concentric Ag Corporation (interim CEO since 2019); and ReGen Holdings Limited, as well as on the Board of Trustees of Case Western Reserve University. Dr. Duyk is also a member of the Institute Board of Directors of the Moffitt Cancer Center where he chairs the Research and Development committee. He is the Chairman of the board of directors of OncoBay Clinical, a private contract research organization (subsidiary of Moffitt Cancer Center). Dr. Duyk serves as a member of Scientific Advisory Board for Lawrence Berkeley National Laboratory (DOE) and a member of the Advisory Board of Innovatus Capital Partners. Dr. Duyk holds a Bachelor of Arts degree in Biology from Wesleyan University and a Ph.D. in Biochemistry and M.D. from Case Western Reserve University.

Key Qualifications

Dr. Duyk’s experience with the biotechnology and pharmaceutical industries, as well as his expertise in technology investing, enables him to provide insight and guidance to our management team and Board and to help us connect our science to our business.

8    AMYRIS, INC. 2023 PROXY STATEMENT

Proposal 1 — Director Biographies  |  Nominees for Class I Directors for a Term Expiring in 2026

Director since 2019

Age 71

Board Committees

Leadership, Development, Inclusion & Compensation Committee (Chair) Nominating & Governance Committee

Other Current Public Directorships

1-800-FLOWERS.COM, Inc. (Chairman)

International Game Technology PLC

James McCann

Mr. McCann is the founder and Chairman of the board of directors of 1-800-FLOWERS.COM, Inc., a floral and gourmet foods gift retailer and distribution company founded in 1976, and served as chief executive officer of 1-800-FLOWERS.COM, Inc. from 1976 until June 2016. Mr. McCann also serves on the board of directors of International Game Technology PLC (formerly GTECH S.p.A. and Lottomatica Group S.p.A.) and previously served on the board of directors of Willis Towers Watson PLC (formerly Willis Group Holdings PLC) from 2004 until May 2019 and The Scotts Miracle-Gro Company from 2014 until January 2020.

Key Qualifications

Mr. McCann brings to the Board extensive experience in business leadership, entrepreneurship and innovation, as well as a deep understanding of consumer and e-marketing, which enables him to assist our CEO in the growth and development of our business.

Director since 2018

Age 67

Board Committees

Audit Committee (Chair)

Leadership, Development, Inclusion & Compensation Committee

Other Current Public Directorships

Black Hills Corporation

Farmers Edge, Inc.

Steven Mills

Mr. Mills has 40 years of experience in the fields of accounting, corporate finance, strategic planning, risk management, and mergers and acquisitions. He served as Chief Financial Officer of Amyris from May 2012 to December 2013. Prior to joining Amyris, Mr. Mills had a 33-year career at Archer-Daniels-Midland Company (“ADM”), one of the world’s largest agricultural processors and food ingredient providers. At ADM, he held various senior executive roles, including Chief Financial Officer, Controller, and head of Global Strategic Planning. Since 2014, Mr. Mills has served as a consultant and advisor to clients in the private equity, agribusiness, and financial services fields. Mr. Mills is currently serving as a consultant and advisor to Arianna S.A., a European specialized investment fund. He also serves on the boards of Black Hills Corporation (where he serves as Chair of the board), Farmers Edge, Inc., Illinois College (where he also serves as the Chair of the board), First Illinois Corporation (along with its wholly-owned banking subsidiary, Hickory Point Bank & Trust) and Arianna S.A. Mr. Mills holds a Bachelor of Science degree in Mathematics from Illinois College.

Key Qualifications

Mr. Mills’ familiarity with Amyris, as well as his expertise in accounting, finance, and management, enables him to assist our management team and Board build and improve our business, and financial and risk management processes.

AMYRIS, INC. 2023 PROXY STATEMENT    9

Proposal 1 — Director Biographies  |  Class II Incumbent Directors with a Term Expiring in 2024

Class II Incumbent Directors with a Term Expiring in 2024

Director since 2017 Age 54 Board Committees None Other Current Public Directorships None

Philip Eykerman

Mr. Eykerman has served as the Executive Vice-President, Corporate Strategy & Acquisitions of Koninklijke DSM N.V. (together with its affiliates, “DSM”), a global science-based company in nutrition, health and sustainable living and an entity with which Amyris has a commercial and financial relationship and which is an owner of greater than five percent of the Company’s outstanding common stock, since 2011. In this role, he has been responsible for corporate and business group strategy development, budgeting and planning, improvement programs, and all M&A activities. In 2015, he was also appointed as a member of the DSM Executive Committee. Since September 2020, he is also serving as the President Health Nutrition & Care, thereby managing and overseeing all the group’s activities in health, nutrition & care, while maintaining the responsibility for the DSM Mergers & Acquisitions activities. In addition to these roles within DSM, he is also a Supervisory Board member of ChemicaInvest (DSM/CVC JV) and AnQore TopCo B.V. Before joining DSM, Mr. Eykerman worked for 14 years at McKinsey & Company, the last 9 years of which he served as a Partner and leader of McKinsey’s Chemicals Practice in the Benelux and France. He holds a Master’s degree in Chemical Engineering from the KU Leuven (Belgium), and a Master’s degree in Refinery Engineering from the Institut Francais du Pétrole (France).

Key Qualifications

Mr. Eykerman’s experience in corporate strategy, mergers and acquisitions, and operations, enables him to provide insight to the Board regarding potential new opportunities for Amyris.

Director since 2017 Age 74 Board Committees None Other Current Public Directorships None

Frank Kung

Dr. Kung is a founding member of Vivo Capital LLC (“Vivo”), a healthcare focused investment firm founded in 1996 in Palo Alto, California. Dr. Kung started his career in the biotechnology industry in 1979 when he joined Cetus Corporation. He later co-founded Cetus Immune Corporation in 1981, which was acquired by its parent company in 1983. In 1983, he co-founded Genelabs Technologies, Inc. where he served as Chairman and CEO until 1995. During his tenure in Genelabs, he brought the company public in 1991, and built it to a 175-employee international biotech company with operations in the United States, Belgium, Singapore, Switzerland and Taiwan. Dr. Kung currently serves on the boards of directors of a number of healthcare and biotechnology companies. Dr. Kung holds a Bachelor of Science degree in chemistry from the National Tsing Hua University in Taiwan, a PhD in molecular biology and an MBA from the University of California, Berkeley.

Key Qualifications

Dr. Kung’s experience in the healthcare biotechnology industries, experience with investing in companies, and strong operations and strategy experience enable him to provide the Board and management with guidance regarding the Company’s business strategy and access to the financial markets.

10    AMYRIS, INC. 2023 PROXY STATEMENT

Proposal 1 — Director Biographies  |  Class II Incumbent Directors with a Term Expiring in 2024

Director since 2007 Age 57 Board Committees None Other Current Public Directorships None

John Melo

Mr. Melo has nearly three decades of combined experience as an entrepreneur and thought leader in the global fuels industry and technology innovation. Mr. Melo has served as our CEO and a director since January 2007 and as our President since June 2008. Before joining Amyris, Mr. Melo served in various senior executive positions at BP Plc (formerly British Petroleum), one of the world’s largest energy firms, from 1997 to 2006, most recently as President of U.S. Fuels Operations. During his tenure at BP, Mr. Melo also served as Chief Information Officer of the refining and marketing segment, Senior Advisor for e-business strategy to Lord Browne, BP Chief Executive, and Director of Global Brand Development. Before joining BP, Mr. Melo was with Ernst & Young, an accounting firm, and served on the management teams of several startup companies, including Computer Aided Services, a management systems integration company, and Alldata Corporation, a provider of automobile repair software to the automotive service industry. Mr. Melo currently serves on the boards of Renmatix, Inc., the Industrial and Environmental section of the Biotechnology Innovation Organization, and the California Life Sciences Association. Mr. Melo was formerly an appointed member to the U.S. section of the U.S.-Brazil CEO Forum.

Key Qualifications

Mr. Melo’s experience as a senior executive at one of the world’s largest energy companies provides critical leadership in shaping strategic direction and business transactions, and in building teams to drive innovation, and as our CEO of over 15 years, he brings to our Board a deep and comprehensive knowledge of our business as well as shareholder-focused insight into effectively executing the Company’s strategy and business plans to maximize shareholder value.

Director since 2020 Age 57 Board Committees Audit Committee Leadership, Development, Inclusion & Compensation Committee Other Current Public Directorships None

Julie Spencer Washington

Ms. Washington has served as Chief Marketing, Communications & Customer Experience Officer of Trinity Health, a Catholic health care delivery system, since January 2020. She previously served as Chief Marketing Officer of Champion Petfoods from 2017 to 2019 and held a number of executive positions at Jamba Juice from 2010 to 2016, including as Chief Marketing & Innovation Officer and prior to that, as Chief Brand Officer and Vice President and as General Manager, Consumer Products. Prior to that, Ms. Washington served in multiple senior leadership positions at Luxottica Retail, Procter & Gamble and Nestlé Purina. Ms. Washington holds a MBA from Washington University, a Bachelor of Arts degree in Chemistry and Psychology from Emory University, and an Executive in Education Certificate on Driving Digital and Social Strategy from Harvard University.

Key Qualifications

Ms. Washington’s experience in building and developing high-performing teams, fostering DEI efforts, leading business transformation, and driving sustainable corporate growth enables her to provide guidance to the Board and management on operating strategy, consumer needs and behaviors, market dynamics, and digital trends relevant to the Company’s business.

AMYRIS, INC. 2023 PROXY STATEMENT    11

Proposal 1 — Director Biographies  |  Class II Incumbent Directors with a Term Expiring in 2025

Class II Incumbent Directors with a Term Expiring in 2025

Director since 2006 Age 71 Board Committees Nominating & Governance Committee (Chair) Other Current Public Directorships Alphabet Inc. DoorDash, Inc.

John Doerr

Mr. Doerr is Chairman at Kleiner Perkins Caufield & Byers (“KPCB”), a venture capital firm where he has worked since 1980. He currently serves on the board of directors of the following public companies: Alphabet and DoorDash. He previously served as a director of Bloom Energy, Coursera, and Quantumscape. Mr. Doerr was previously a director of Amazon from 1996 to 2010. He holds a B.S. in Electrical Engineering and an M.S. in Electrical Engineering and Computer Science from Rice University and an M.B.A. from Harvard Business School.

Key Qualifications

Mr. Doerr’s global and broad business leadership as general partner of KPCB, as well as his outside board experience as director of several public and private companies, enables him to provide valuable insight and guidance to our management team and the Board.

Director since 2021 Age 38 Board Committees None Other Current Public Directorships None

Ryan Panchadsaram

Mr. Panchadsaram is a partner at Foris Ventures and serves as an advisor to the Chairman at Kleiner Perkins since 2016. He invests in bold founders and disruptive technologies that are tackling the climate crisis, fixing our healthcare system, and improving the way we live and work. Prior to Kleiner Perkins, Mr. Panchadsaram worked at the White House and served as the deputy chief technology officer for the United States. In 2015, he served as a delegate to the United Nations to launch the Solutions Summit, a grassroots effort to spotlight the work of exceptional innovators around the world tackling the United Nations’ Sustainable Development Goals. Prior to government service, he was a health technology entrepreneur and worked at Microsoft and Salesforce.com. Mr. Panchadsaram holds a Bachelor of Science degree in Industrial Engineering and Operations Research from U.C. Berkeley.

Key Qualifications

Mr. Panchadsaram’s experience with the consumer products industry and innovative technology solutions enables him to provide insight and guidance to our management team and Board. Additionally, Mr. Panchadsaram’s cross-industry mindset and keen eye towards financial returns and business decisions make him an invaluable contributing member to our management team and Board.

12    AMYRIS, INC. 2023 PROXY STATEMENT

Proposal 1 — Director Biographies  |  Class II Incumbent Directors with a Term Expiring in 2025

Director since 2019 Age 51 Board Committees Nominating & Governance Committee Other Current Public Directorships None

Lisa Qi

Ms. Qi has been a member of the Board since May 2019. Ms. Qi is the founder and chief executive officer of Silver Gift Limited and Daling Xinchao (Beijing) Trading Co., Ltd., which operate the Daling Family e-commerce platform in China.

Key Qualifications

Ms. Qi brings deep knowledge and significant experience in the areas of e-commerce, product branding, sales and management of high-growth companies, which enable her to make a strategic contribution to the Board and provide guidance to the management team in these areas. Ms. Qi’s expansive retail business knowledge and international perspective also provide our management team with greater insight on the global e-retail experience.

AMYRIS, INC. 2023 PROXY STATEMENT    13

Proposal 1 — Election of Directors  |  Arrangements Concerning Selection of Directors

Arrangements Concerning Selection of Directors

Pursuant to a Stockholder Agreement entered into in May 2017, and subsequently amended and restated in August 2017, in connection with the sale of our Series B 17.38% Convertible Preferred Stock and warrants to DSM (the “DSM Stockholder Agreement”), we agreed to appoint, and to use reasonable efforts consistent with the Board’s fiduciary duties to cause the re-nomination by the Board in the future of, two persons designated by DSM to serve as members of the Board. DSM’s designation rights terminate, with respect to one designee, at such time as DSM beneficially owns less than 10% of our outstanding common stock and, with respect to both designees, at such time as DSM beneficially owns less than 4.5% of our outstanding common stock. As of March 1, 2023, DSM beneficially owned 16,701,210 shares of our common stock, representing approximately 4.6% of our outstanding common stock. Mr. Eykerman, an employee of DSM, has served on the Board since 2017 and receives compensation and benefits from DSM pursuant to its standard compensation policies and practices.

In August 2017, pursuant to a Stockholder Agreement entered into in connection with the sale of our common stock, Series D Convertible Preferred Stock and warrants to Vivo (the “Vivo Stockholder Agreement”), we agreed to appoint, and to use reasonable efforts consistent with the Board’s fiduciary duties to cause the re-nomination by the Board in the future of, one person designated by Vivo to serve as a member of the Board. Pursuant to the Vivo Stockholder Agreement, Vivo designated Dr. Kung to serve as the Vivo representative on the Board. Vivo’s designation rights terminate at such time as Vivo beneficially owns less than 4.5% of our outstanding common stock. As of March 1, 2023, Vivo beneficially owned less than 4.5% of our outstanding common stock. Notwithstanding Vivo’s current stock ownership, Dr. Kung continues to serve on the Board, as the Board values his contributions, and we expect him to continue to serve as a director until his resignation or until his successor is duly elected by the holders of our common stock. Dr. Kung is a founding member of Vivo and receives compensation and benefits from Vivo pursuant to its standard compensation policies and practices.

Mr. Doerr and Dr. Duyk were initially designated to serve on the Board by KPCB and TPG, respectively, pursuant to a voting agreement amended and restated on June 21, 2010. Dr. Duyk resigned from the Board in May 2011 and was re-appointed to the Board in May 2012. As of the date of this Proxy Statement, notwithstanding the expiration of the voting agreement upon completion of our initial public offering in September 2010, Mr. Doerr and Dr. Duyk continue to serve on the Board, and we expect each of them to continue to serve as a director until his resignation or until his successor is duly elected by the holders of our common stock. Mr. Doerr receives compensation and benefits from KPCB pursuant to its standard compensation policies and practices, and Dr. Duyk retains a carried interest in certain funds managed by TPG.

Independence of Directors

Under the corporate governance rules of Nasdaq, a majority of the members of the Board must qualify as “independent,” as affirmatively determined by the Board. The Board and the NGC of the Board consult with our legal counsel to ensure that the Board’s determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in the applicable Nasdaq rules.

The Nasdaq criteria include various objective standards and a subjective test. A member of the Board is not considered independent under the objective standards if, for example, he or she is, or at any time during the past three years was, employed by Amyris, he or she received compensation (other than standard compensation for Board service) in excess of $120,000 during a period of twelve months within the past three years, or he or she is an executive officer of any organization to which Amyris made, or from which Amyris received, payments for property or services (other than payments arising solely from investments in our securities or payments under non-discretionary charitable contribution matching programs) in the current or any of the past three fiscal years that exceed 5% of the recipient’s gross revenues for that year, or $200,000, whichever is more.

14    AMYRIS, INC. 2023 PROXY STATEMENT

Proposal 1 — Election of Directors  |  Independence of Directors

The subjective test under the Nasdaq rules for director independence requires that each independent director not have a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The subjective evaluation of director independence by the Board was made in the context of the objective standards referenced above. In making independence determinations, the Board generally considers commercial, financial and professional services, and other transactions and relationships between Amyris and each director and his or her family members and affiliated entities.

Based on such criteria, the Board determined that (i) Mr. Melo is not independent because he is an Amyris employee and (ii) Mr. Eykerman is not independent because he is an employee of DSM (with which we have commercial and financial relationships, as described below under “Transactions with Related Persons”).

For each of the directors other than Messrs. Melo and Eykerman, the Board determined that none of the transactions or other relationships of such directors (and their respective family members and affiliated entities) with Amyris, our executive officers, and our independent registered public accounting firm exceeded the Nasdaq objective standards and none would otherwise interfere with the exercise of independent judgment in carrying out his or her responsibilities as a director. The following is a description of these relationships:

◾

Mr. Doerr indirectly beneficially owns all of the membership interests in (i) Foris, which beneficially owned 119,849,364 shares of our common stock, (ii) Perrara Ventures, LLC, which beneficially owned 3,333,333 shares of our common stock, (iii) Clarus, LLC, which beneficially owned 9,648 shares of our common stock, and (iv) The Vallejo Ventures Trust U/T/A 2/12/96, which beneficially owned 567 shares of our common stock, representing in the aggregate approximately 33.7% of our outstanding common stock as of March 1, 2023. Mr. Doerr is also a manager of the general partners of entities affiliated with KPCB. As of March 1, 2023, Kleiner Perkins Caufield & Byers XII, LLC and KPCB XII Founders Fund, LLC, held 248,304 and 4,531 shares of our common stock, respectively, which represented less than 1% of our outstanding common stock.

◾

Dr. Kung is a founding member of, and was designated to serve as a director by Vivo. As of March 1, 2023, Vivo beneficially owned 7,844,226 shares of our common stock, representing approximately 2.1% of our outstanding common stock. In addition, Dr. Kung’s daughter is a non-executive employee of Amyris.

◾

Mr. Panchadsaram is a partner at Foris, which beneficially owned 119,849,364 shares of our common stock, representing in the aggregate approximately 32.8% of our outstanding stock as of March 1, 2023. Mr. Panchadsaram also serves as an advisor to the Chairman of KPCB. As of March 1, 2023, Kleiner Perkins Caufield & Byers XII, LLC and KPCB XII Founders Fund, LLC, held 248,304 and 4,531 shares of our common stock, respectively, which represented less than 1% of our outstanding common stock.

Consistent with these considerations, after a review of all relevant transactions and relationships between each director, any of his or her family members and affiliated entities, Amyris, our executive officers and our independent registered public accounting firm, the Board affirmatively determined that a majority of the Board is comprised of independent directors, and that the following directors are independent: John Doerr, Ana Dutra, Geoffrey Duyk, Frank Kung, James McCann, Steven Mills, Ryan Panchadsaram, Lisa Qi, and Julie Spencer Washington.

AMYRIS, INC. 2023 PROXY STATEMENT    15

Proposal 1 — Election of Directors  |  Board Skills and Diversity

Board Tenure

Board Skills and Diversity

Board Skills, Experience and Attributes

16    AMYRIS, INC. 2023 PROXY STATEMENT

Proposal 1 — Election of Directors  |  Board Leadership Structure

GENDER	ETHNIC DIVERSITY

The following Board Diversity Matrix presents our Board diversity statistics in accordance with Nasdaq Rule 5606, as self-disclosed by our directors, confirming compliance with the minimum objectives of such rule.

Board Diversity Matrix (As of March 31, 2023)

Total Number of Directors	11

	Female	Male	Non-Binary	Did not Disclose Gender

Directors	3	8	—	—

Number of Directors who identify in Any of the Categories Below:

African American or Black	1	—	—	—

Alaskan Native or Native American	—	—	—	—

Asian	1	2	—	—

Hispanic or Latinx	1	—	—	—

Native Hawaiian or Pacific Islander	—	—	—	—

White	—	5	—	—

Two or More Races or Ethnicities	—	—	—	—

LGBTQ+	—	—	—	—

Other	—	1	—	—

Board Leadership Structure

The Board is composed of our CEO, John Melo, and ten non-management directors. Geoffrey Duyk, one of our independent directors, currently serves the principal Board leadership role as the interim Board Chair. The Board does not have any policy that the Board Chair must necessarily be separate from the CEO, but the Board appointed Dr. Duyk as interim Board Chair in May 2014 and he continues to serve in this role today. Dr. Duyk’s current responsibilities as interim Board Chair include working with the CEO to develop agendas for Board meetings, calling special meetings of the Board or Committees, presiding at executive sessions of independent Board members, and ensuring that an annual self- assessment process is conducted in order to provide feedback to the Board, its Committees and Committee Chairs, and the CEO, as appropriate, and serving as CEO in the absence of another designated CEO. The Board believes that having an independent Board Chair helps reinforce the Board’s independence from management in its oversight of our business and affairs.

AMYRIS, INC. 2023 PROXY STATEMENT    17

Proposal 1 — Election of Directors  |  Board Committees and Meetings

In addition, the Board believes that this structure helps to create an environment that is conducive to objective evaluation and oversight of management’s performance and related compensation, increasing management accountability and improving the ability of the Board to monitor whether management’s actions are in our best interests and those of our stockholders. Further, this structure permits our CEO to focus on the management of our day-to-day operations. Accordingly, we believe our current Board leadership structure contributes to the effectiveness of the Board as a whole and, as a result, is the most appropriate structure for us at the present time.

Board Committees and Meetings

The Board has established an Audit Committee, a LDICC, and an NGC, each as described below. Members are appointed by the Board to serve on these Committees until their resignations or until otherwise determined by the Board. A copy of each Committee’s charter can be found on our website at https://investors.amyris.com/corporate-governance.

During 2022, the Board held five meetings, and its three standing Committees (the Audit Committee, LDICC and NGC) collectively held 15 meetings. Each incumbent director attended at least 75% of the meetings of the Board and of the Committees on which such director served that were held during the period that such director served in 2022. The Board’s policy is that directors are encouraged to attend our annual meetings of stockholders. No directors attended our 2022 annual meeting of stockholders.

The following table provides membership for the Board’s standing committees as of December 31, 2022:

	Independent Director	Audit Committee	Nominating & Governance Committee	Leadership, Development, Inclusion & Compensation Committee

John Doerr

Ana Dutra(1)

Geoffrey Duyk M.D., Ph.D.

James McCann

Steve Mills

Ryan Panchadsaram(2)

Lisa Qi

Julie Spencer Washington(2)

 Chair      Member

(1)	In March 2023, Ms. Dutra was appointed as a member of the Nominating & Governance Committee.
(2)	In March 2023, Mr. Panchadsaram stepped down from, and Ms. Washington was appointed to, the Audit Committee.

18    AMYRIS, INC. 2023 PROXY STATEMENT

Proposal 1 — Election of Directors  |  Board Committees and Meetings

Outlined below are brief descriptions of the roles and responsibilities of each standing Committee.

Audit Committee

Current members:

Steve Mills (Chair)

Geoffrey Duyk

Julie Spencer Washington

Others who served in 2022:

Ryan Panchadsaram*

* In March 2023, Mr. Panchadsaram stepped down from, and Ms. Washington was appointed to, the Audit Committee.

Number of meetings held in 2022: 6

The Board has determined that each member of the Audit Committee is independent (as defined in the relevant Nasdaq and Securities and Exchange Commission (“SEC”) rules and regulations), and is financially literate and able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.

In addition, the Board has determined that Mr. Mills is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Securities Act of 1933, as amended (the “Securities Act”), with employment experience in finance and accounting and other comparable experience that results in his financial sophistication.

Role and Responsibilities

The Audit Committee assists the Board in fulfilling the Board’s oversight of our accounting and system of internal controls, the quality and integrity of our financial reports, legal and regulatory matters, and the retention, independence and performance of our independent registered public accounting firm.

The Audit Committee performs, among others, the following functions:

◾  oversees our accounting and financial reporting processes and audits of our consolidated financial statements and disclosure thereof;

◾  oversees our relationship with our independent auditors, including appointing or changing our independent auditors and ensuring their independence;

◾  monitors our risk assessment and management, and compliance with legal and regulatory requirements, including oversight of cybersecurity risks;

◾  reviews and approves the audit and permissible non-audit services to be provided to us by our independent auditors;

◾  facilitates communication among our independent auditors, our financial and senior management, and the Board;

◾  monitors the periodic reviews of the adequacy of our accounting and financial reporting processes and systems of internal control that are conducted by our independent auditors and our financial and senior management; and

◾  oversees management’s plans and objectives for Amyris’s capitalization and reviews and approves new offerings of debt, equity or hybrid securities, stock splits, and credit agreements, as well as minority investments by Amyris.

The Audit Committee also reviews and approves any proposed transaction between Amyris and any related party, establishes procedures for the receipt, retention and treatment of complaints received by Amyris regarding accounting, internal accounting controls or auditing matters, and together with the Secretary and Compliance Officer, for the confidential, anonymous submission by Amyris employees of their concerns regarding suspected violations of laws, governmental rules or regulations, accounting, internal accounting controls or auditing matters, or company policies (including the administration of our whistleblower policy), and in coordination with the Secretary, oversees the review of any complaints and submissions received through the complaint and anonymous reporting procedures.

Nominating & Governance Committee

Current members:

John Doerr (Chair)

Ana Dutra*

James McCann

Lisa Qi

* In March 2023, Ms. Dutra was appointed as a member of the NGC.

Number of meetings held in 2022: 4

The Board has determined that each member of the NGC is independent (as defined in the relevant Nasdaq and SEC rules and regulations).

Role and Responsibilities

The NGC ensures that the Board is properly constituted to meet its fiduciary obligations to stockholders and Amyris, and to assist the Board with respect to corporate governance matters, including:

◾  identifying, considering and nominating candidates for membership on the Board;

◾  overseeing and recommending corporate governance guidelines and policies for Amyris (including our Corporate Governance Principles, Code of Business Conduct and Ethics and Insider Trading Policy);

◾  overseeing the development and achievement of ESG objectives by management;

◾  overseeing the evaluation of the Board and its committees; and

◾  advising the Board on corporate governance and Board performance matters, including recommendations regarding the structure and composition of the Board and Board Committees.

The NGC also monitors the size, structure and composition of the Board and its Committees and makes any recommendations to the Board regarding improvements to each Committee’s operations (including Committee reports to the Board), and structure (including member qualifications, appointment and removal), reviews our narrative disclosures in SEC filings regarding the director nomination process, director qualifications, Board leadership structure and risk oversight by the Board, considers and approves requested waivers for our directors or executive officers under our Code of Business Conduct and Ethics, reviews and makes recommendations to the Board regarding formal procedures for stockholder communications with members of the Board, and oversees an annual self-assessment process for the Board, its Committees and the Directors.

AMYRIS, INC. 2023 PROXY STATEMENT    19

Proposal 1 — Election of Directors  |  Board Committees and Meetings

Leadership, Development, Inclusion & Compensation Committee

Current members:

James McCann (Chair)

Ana Dutra*

Steve Mills

Julie Spencer Washington

* Ms. Dutra was appointed to the LDICC as of March 2022, and Mr. Panchadsaram stepped down from his position on the LDICC as of May 2022.

Number of meetings held in 2022: 5

The Board, after consideration of all factors specifically relevant to determining whether any of Mr. McCann, Ms. Dutra, Mr. Mills, or Ms. Washington has a relationship to Amyris that is material to that director’s ability to be independent from management in connection with the duties of a LDICC member, including, but not limited to, (i) the source of compensation of such director, including any consulting, advisory or other compensatory fee paid by Amyris to such director and (ii) whether such director is affiliated with Amyris, has determined that each member of the LDICC is independent (as further defined in the relevant Nasdaq and SEC rules and regulations).

Role and Responsibilities

The purpose of the LDICC is to provide guidance and periodic monitoring for all of our compensation, benefits and equity programs. The LDICC, through delegation from the Board, has principal responsibility to evaluate, recommend, approve, and review executive officer and director compensation arrangements, plans, policies and programs maintained by Amyris and to administer our equity-based and cash-based compensation plans, and may also make recommendations to the Board relating to executive compensation. The LDICC discharges the responsibilities of the Board relating to compensation of our executive officers, and, among other things:

◾  reviews and approves the compensation of our executive officers;

◾  reviews and recommends to the Board the compensation of our non-employee directors;

◾  reviews and recommends to the Board the terms of material amendments to equity compensation agreements in which our executive officers may participate;

◾  reviews and approves the terms of cash-based compensation agreements with our executive officers;

◾  administers our stock and equity incentive plans;

◾  reviews and makes recommendations to the Board with respect to incentive compensation and equity incentive plans other than as described above;

◾  establishes and reviews our overall compensation strategy;

◾  reviews with our CEO and Board leadership the succession plans for the executive officers; and

◾  oversees human capital management and DEIB strategies and practices.

20    AMYRIS, INC. 2023 PROXY STATEMENT

Proposal 1 — Election of Directors  |  Board and Committee Oversight of Risk Management

Board and Committee Oversight of Risk Management

Full Board

The Board as a whole oversees our risk management systems and processes. Each of the standing Committees has been delegated oversight of certain categories of risk and provides the Board with regular reports regarding the Committees’ activities.

Assessing and managing risk is the responsibility of our management, which establishes and maintains risk management processes, including prioritization, action plans and mitigation measures, designed to balance the risk and benefit of opportunities and strategies. It is management’s responsibility to anticipate, identify and communicate risks to the Board and/or its Committees and discuss strategic plans and objectives, business results, financial condition, compensation programs, strategic transactions, and other matters in the context of various categories of risk.

Audit
Committee

Responsible for overseeing our financial controls and risk, litigation and regulatory matters, and certain legal compliance matters, as well as enterprise risk prioritization and mitigation (including cybersecurity risk), and management’s plans and objectives for our capitalization

Nominating &
Governance Committee

Responsible for overseeing risks related to Board and Committee composition and succession, certain legal compliance matters, and corporate governance policies and practices (including ESG goals)

Leadership, Development, Inclusion & Compensation Committee

Responsible for overseeing risks associated with our Board, executive and employee compensation programs and related plans, effective management of executive succession, and management’s plans, policies and practices related to human capital (including DEIB strategies)

Director Nomination Process

In carrying out its duties to consider and nominate candidates for membership on the Board, the NGC considers a mix of perspectives, qualities and skills that would contribute to the overall corporate goals and objectives of Amyris and to the effectiveness of the Board. The NGC’s goal is to nominate directors who will provide a balance of industry, business and technical knowledge, experience and capability. To this end, the NGC considers a variety of characteristics for director candidates, including demonstrated ability to exercise sound business judgment, relevant industry or business experience, understanding of, and experience with, issues and requirements facing public companies, excellence and a record of professional achievement in the candidate’s field, relevant technical knowledge or aptitude, having sufficient time and energy to devote to the affairs of Amyris, independence for purposes of compliance with Nasdaq and SEC rules and regulations, as applicable, and commitment to rigorously represent the long-term interests of our stockholders. Although the NGC uses these and other criteria to evaluate potential nominees, we have no stated minimum criteria for nominees. While we do not have a formal policy with regard to the consideration of diversity in identifying director nominees, the NGC strives to reflect current legal developments and modifications to public company standards regarding diversity and inclusion on public company boards, and to nominate directors with a variety of complementary skills and experience. Accordingly, the NGC endeavors for the Board, as a group, to possess the appropriate talent, skills and experience to oversee our business. With respect to four of the most recent additions to our Board membership, the Board considered diversity in its elections of Ms. Dutra, Mr. Panchadsaram, Ms. Qi, and Ms. Washington, and the value of adding additional gender and ethnic diversity to our Board, in addition to their specific professional areas of professional expertise and other qualifications.

AMYRIS, INC. 2023 PROXY STATEMENT    21

Proposal 1 — Election of Directors  |  Board and Committee Oversight of Risk Management

The NGC generally uses the following processes for identifying and evaluating nominees for director:

◾

In the case of incumbent directors, the NGC reviews the directors’ overall service to Amyris during each annual assessment process, including performance, effectiveness, participation, and independence.

◾

In seeking to identify new director candidates, the NGC may use its network of contacts, together with the network of contacts of our CEO and Secretary, to compile a list of potential candidates and may also engage, if deemed appropriate, a professional search firm. The NGC would conduct any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the structure and needs of the Board. Our CEO and Secretary regularly review potential candidates with the NGC in order to discuss and consider such candidates’ qualifications prior to organizing meetings with select nominees which may lead to recommendations to the Board of such candidates’ membership by majority vote.

Stockholder Nominations

The NGC will consider director candidates recommended by stockholders and will use the same criteria to evaluate all candidates. We have not received a recommendation for a director nominee for the 2023 Annual Meeting from any stockholder. Stockholders who wish to recommend individuals for consideration by the NGC to become nominees for election to the Board may do so by delivering a written recommendation to the NGC at the following address: NGC Chair c/o Secretary of Amyris, Inc. at 5885 Hollis Street, Suite 100, Emeryville, California 94608, not later than the close of business on the 75th day, nor earlier than the close of business on the 105th day, prior to the anniversary date of the preceding year’s annual meeting of stockholders, which for our 2024 annual meeting of stockholders is not later than March 11, 2024 nor earlier than February 10, 2024. You are also advised to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations. Submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience and directorships for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director, a representation that the nominating stockholder is a beneficial or record owner of our common stock, certain information regarding the proposed nominee’s position at any of our competitors, a description of other potential conflicts of interests, and other requirements as further set forth in our Bylaws. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

As provided in our Certificate of Incorporation, subject to the rights of the holders of any series of preferred stock, any vacancy occurring in the Board can generally be filled only by the affirmative vote of a majority of the directors then in office. The director appointed to fill the vacancy will hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class to which the director has been assigned expires and until such director’s successor shall have been duly elected and qualified, or until such director’s earlier death, resignation or removal.

Stockholder Communications with Directors

The Board has established a process by which stockholders may communicate with the Board or any of its members, including the Board Chair, or to the independent directors generally. Stockholders and other interested parties who wish to communicate with the Board or any of the directors may do so by sending written communications addressed to the Secretary of Amyris at 5885 Hollis Street, Suite 100, Emeryville, California 94608. The Board has directed that the Secretary will review all communications to determine whether they should be presented to the Board. Following such review, the Secretary will determine which communications will be compiled and submitted to the Board, or a selected group of directors or individual directors, on a periodic basis. The purpose of this screening is to allow the Board to avoid having to consider irrelevant or inappropriate communications (such as advertisements and solicitations). The screening procedure has been approved by a majority of the non-management directors of the Board. Directors may at any time request that the Secretary

22    AMYRIS, INC. 2023 PROXY STATEMENT

Proposal 1 — Election of Directors  |  Board and Committee Oversight of Risk Management

forward to them immediately all communications received for the Board. All communications directed to the Audit Committee in accordance with the procedures described above that relate to accounting, internal accounting controls or auditing matters involving Amyris will be promptly and directly forwarded to the Chair of the Audit Committee who will direct distribution to the Audit Committee members as required.

Director Commitments

Our board of directors believes that all members of the board should have sufficient time and attention to devote to board duties and to otherwise fulfill the responsibilities required of directors. In assessing whether directors and nominees for director have sufficient time and attention to devote to board duties, the nominating and corporate governance committee and our board of directors consider, among other things, whether directors may be “overboarded,” which refers to the situation where a director serves on an excessive number of boards. Our Corporate Governance Principles also require that directors seek approval from the Chairman, the Lead Independent Director and the chairperson of the nominating and corporate governance committee prior to accepting an invitation to serve on any additional corporate boards.

Our board of directors believes that each of our directors, including each of our director nominees, has demonstrated the ability to devote sufficient time and attention to board duties and to otherwise fulfill the responsibilities required of directors. However, we understand that certain institutional investors and proxy advisory firms may deem Mr. McCann overboarded based on the number of public company boards on which he serves. Nevertheless, we have determined that none of our directors are currently overboarded. Our board does not believe that Mr. McCann’s outside boards or other commitments limit his ability to devote sufficient time and attention to Amyris, and in 2022, he attended every meeting of the Board and each committee that he serves on. Our board also believes that Mr. McCann’s extensive experience in business leadership, entrepreneurship and innovation, enables him to assist our CEO in the growth and development of our business in a way that provides unique value to the company.

AMYRIS, INC. 2023 PROXY STATEMENT    23

Proposal 2

Ratification of Appointment of Independent Registered Public Accounting Firm

General

The Audit Committee appointed Macias Gini & O’Connell LLP (“MGO”) as our independent registered public accounting firm for the fiscal year ending December 31, 2023, and the Board has directed that management submit the appointment of such independent registered public accounting firm for ratification by our stockholders at the Annual Meeting. MGO has been engaged as our independent registered public accounting firm since July 2019. We expect representatives of MGO to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our Bylaws nor other governing documents or applicable law require stockholder ratification of the appointment of our independent registered public accounting firm. However, we are submitting the appointment of MGO to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain MGO. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of Amyris and our stockholders.

During our two most recent fiscal years, which ended December 31, 2022 and 2021, neither we nor any person on our behalf consulted with MGO with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, and neither a written report was provided to us nor oral advice was provided that MGO concluded was an important factor in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” or a “reportable event,” as such terms are described in Items 304(a)(1)(iv) and 304(a)(1)(v) of Regulation S-K.

Vote Required and Board Recommendation

Ratification of the appointment of MGO requires the affirmative vote of the holders of a majority of the shares of common stock properly casting votes for or against this proposal at the Annual Meeting in person or by proxy. Abstentions will not count toward the vote total for this proposal and therefore will not affect the outcome of this proposal. Shares represented by executed proxies that do not indicate a vote “For,” “Against” or “Abstain” will be voted by the proxy holders “For” this proposal.

The Board recommends a vote “FOR” this Proposal 2

24    AMYRIS, INC. 2023 PROXY STATEMENT

Proposal 2   |  Ratification of Appointment of Independent Registered Public Accounting Firm

Independent Registered Public Accounting Firm Fee Information

MGO has served as our independent registered public accounting firm for the fiscal years ended December 31, 2022 and 2021. The following tables set forth the aggregate fees billed to us by MGO for services performed in or for those fiscal years then ended (in thousands):

	Fiscal Year ended December 31,

Fee Category	2022	2021

Audit Fees	$2,192.0	$1,763.4

Audit-Related Fees	—	—

Tax Fees	—	—

All Other Fees	13.1	124.3

Total Fees	$2,205.1	$1,887.7

The “Audit Fees” category includes aggregate fees billed for the relevant fiscal year for professional services rendered for the audit of our annual financial statements and review of our unaudited financial statements included in our Quarterly Reports on Form 10-Q, and for services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years.

The “Audit-Related Fees” category includes aggregate fees billed in the relevant fiscal years for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and that are not reported under the “Audit Fees” category. We did not incur any fees in this category with respect to MGO for the fiscal years ended December 31, 2022 and 2021.

The “Tax Fees” category includes aggregate fees billed in the relevant fiscal year for professional services rendered with respect to tax compliance, tax advice and tax planning. We did not incur any fees in this category with respect to MGO for the fiscal years ended December 31, 2022 and 2021.

The “All Other Fees” category includes aggregate fees billed in the relevant fiscal year for products and services other than those reported under the other categories described above. In the fiscal years ended December 31, 2022 and 2021, we incurred fees in this category related to our private placement transaction and the filing of registration statements on Forms S-1, S-3ASR and S-8.

Audit Committee Pre-Approval of Services Performed by our Independent Registered Public Accounting Firm

The Audit Committee’s charter requires it to approve all fees and other compensation paid to, and pre-approve all audit and non-audit related services provided by, the Company’s independent registered public accounting firm. The Audit Committee charter permits the Audit Committee to delegate pre-approval authority to one or more members of the Audit Committee, provided that any pre-approval decision is reported to the Audit Committee at its next scheduled meeting. The Audit Committee has delegated such pre-approval authority, for fees of up to $100,000 in the aggregate, to the Chair of the Audit Committee.

In determining whether to approve audit and non-audit services to be performed by our independent registered public accounting firm, the Audit Committee takes into consideration the fees to be paid for such services and whether such fees would affect the independence of the accounting firm in performing its audit function. In addition, when determining whether to approve non-audit services to be performed by our independent registered public accounting firm, the Audit Committee considers whether the performance of such services is compatible

AMYRIS, INC. 2023 PROXY STATEMENT    25

Proposal 2  |  Ratification of Appointment of Independent Registered Public Accounting Firm

with maintaining the independence of the accounting firm in performing its audit function, and confirms that the non-audit services will not include the prohibited activities set forth in Section 201 of the Sarbanes-Oxley Act of 2002. Except for the services described above under “Audit-Related Fees,” “Tax Fees,” and “All Other Fees” (each of which was pre-approved by the Audit Committee in accordance with its policy), no non-audit services were provided by our independent registered public accounting firm in 2022 or 2021.

All fees paid to, and all services provided by, our independent registered public accounting firm during fiscal years 2022 and 2021 were pre-approved by the Audit Committee in accordance with the pre-approval procedures described above.

Report of the Audit Committee1

The Audit Committee has reviewed and discussed with management our audited consolidated financial statements for the fiscal year ended December 31, 2022. The Audit Committee has also discussed with MGO, our independent registered public accounting firm, the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 1301 (Communications with Audit Committees), as amended.

The Audit Committee has received and reviewed the written disclosures and the letter from MGO required by applicable requirements of the Public Company Accounting Oversight Board regarding MGO’s communications with the Audit Committee concerning independence, and has discussed with MGO its independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the SEC.

Amyris, Inc. Audit Committee of the Board

Steven Mills (Chair)

Geoffrey Duyk

Ryan Panchadsaram2

[1]

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference into any filing of Amyris under the Securities Act or the Securities Exchange Act of 1934 (the “Exchange Act”), whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

[2]	In March 2023, Mr. Panchadsaram stepped down from the Audit Committee after the review of this report.

26    AMYRIS, INC. 2023 PROXY STATEMENT

Proposal 3

Approval of Non-Binding Advisory Vote on Compensation of Named Executive Officers

General

Pursuant to Section 14A of the Exchange Act, the stockholders of Amyris may cast an advisory and non-binding vote at the Annual Meeting in relation to the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with SEC rules. Our practice, which was approved by our stockholders at the 2017 Annual Meeting, is to conduct this non-binding vote on a triennial basis. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement.

This proposal is set forth in the following resolution:

“RESOLVED, that the stockholders of Amyris, Inc. approve, on an advisory basis, the compensation of its named executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Executive Compensation, the compensation tables, and any related material disclosed in this Proxy Statement.”

As an advisory vote, this proposal is non-binding. Although the vote is non-binding, the Board and the LDICC value the opinions of our stockholders, and will carefully consider the outcome of the vote when making future compensation decisions for our named executive officers.

As described more fully in “Executive Compensation” below, the Board and the LDICC believe that our compensation policies, which set forth clear and simple objectives, will yield the best results.

Our objectives are to:

◾	Attract, retain, and motivate highly talented employees that are key to our success;

◾	Reinforce our core values and foster a sense of ownership, urgency and entrepreneurial spirit;

◾	Link compensation to individual, team, and company performance (as appropriate by employee level);

◾	Emphasize performance-based compensation for individuals who can most directly impact stockholder value; and

◾	Provide exceptional pay for delivering exceptional results.

We believe that our executive compensation program is aligned with the long-term interests of our stockholders and that our compensation policies and practices provide an appropriate blend of compensation to retain our executives, reward them for performance in the short term and induce them to contribute to the creation of value in Amyris over the long term. We view the different components of our executive compensation program as distinct, each serving particular functions in furthering our compensation philosophy and objectives, and together providing a holistic approach to achieving such philosophy and objectives.

AMYRIS, INC. 2023 PROXY STATEMENT    27

Proposal 3  |  Approval of Non-Binding Advisory Vote on Compensation of Named Executive Officers

Our executive compensation program is designed to enable us to attract and retain the top executives and employees necessary to develop our business, while being prudent in the management of our cash and equity. Based on this approach, we continue to aim to balance and reward short-term and long-term performance with a total compensation package that includes a mix of both cash and equity. Our executive compensation program is intended to align the interests of management, key employees and stockholders and to encourage the creation of stockholder value by providing long-term incentives through equity ownership. The Executive Compensation section set forth below explain our compensation philosophy in greater detail. We urge you to read the Executive Compensation section of this Proxy Statement for additional details on our executive compensation program, including our compensation philosophy and objectives and the 2022 compensation of our named executive officers.

Vote Required and Board Recommendation

This proposal must receive a “For” vote from the holders of a majority of the shares of common stock properly casting votes for or against this proposal at the Annual Meeting in person or by proxy. If you own shares through a bank, broker or other Intermediary, you must instruct your bank, broker or other Intermediary how to vote in order for them to vote your shares so that your vote can be counted on this proposal. Abstentions and broker non-votes will not be counted toward the vote total for this proposal and therefore will not affect the outcome of this proposal.

The Board recommends a vote “FOR” this Proposal 3.

28    AMYRIS, INC. 2023 PROXY STATEMENT

Proposal 4

Approval of Non-Binding Advisory Vote on Frequency of Future Stockholder Say-on-Pay Votes

General

In accordance with SEC rules, stockholders are being provided with the opportunity to cast an advisory vote on how frequently we should seek the stockholder say-on-pay vote, as provided in Proposal 3 above, in future years. This advisory vote is referred to herein as the “frequency of stockholder say-on-pay vote.” Under this Proposal 4, stockholders may vote on whether they would prefer to have a stockholder say-on-pay vote every year, every two years or every three years.

The Board believes that a stockholder say-on-pay vote once every year is most appropriate for Amyris because such a vote would provide stockholders with the appropriate timeframe to evaluate our overall compensation philosophy, design and implementation.

Stockholders may cast their vote on their preferred voting frequency by choosing the option of one year, two years or three years, or abstain from voting, when voting in response to the resolution set forth below:

“RESOLVED, that the option of 1 year, 2 years or 3 years that receives the highest number of votes properly cast for this resolution at the annual meeting in person or by proxy will be determined to be the preferred frequency with which Amyris is to hold a stockholder vote to approve the compensation of its named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables, narrative discussion and any related material.”

Stockholders are not voting to approve or disapprove the Board’s recommendation.

While this advisory vote on the frequency of the stockholder say-on-pay vote is non-binding, the Board and LDICC will give careful consideration to the choice that receives the most votes when considering the frequency of future stockholder say-on-pay votes. However, when considering the frequency of future advisory votes on executive compensation, our Board and LDICC may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the frequency receiving the most votes cast by our stockholders.

AMYRIS, INC. 2023 PROXY STATEMENT    29

Proposal 4  |  Approval of Non-Binding Advisory Vote on Frequency of Future Stockholder Say-on-Pay Votes

Vote Required and Board Recommendation

The frequency choice receiving the most votes (among votes properly cast at the Annual Meeting in person or by proxy) will be approved. Abstentions will be counted toward to the vote total for the proposal but will not count as a vote for or against any of the choices. Shares represented by executed proxies that do not indicate a vote for one of the three choices or “Abstain” will be voted by the proxy holders for the “One Year” choice (resolving to hold the stockholder say-on-pay vote once every year). If you own shares through a bank, broker or other Intermediary, you must instruct your bank, broker or other Intermediary how to vote in order for them to vote your shares so that your vote can be counted on this proposal. Broker non-votes will not be counted toward the vote total for this proposal and therefore will not affect the outcome of this proposal.

The Board recommends a vote for every “ONE YEAR” for this Proposal 4.

30    AMYRIS, INC. 2023 PROXY STATEMENT

Proposal 5

Approval of Amendment of Restated Certificate of Incorporation to increase the Total Number of Authorized Shares of Common Stock

General

We are asking stockholders to approve an amendment (the “Amendment”) to Article IV of our restated Certificate of Incorporation to increase the total number of our authorized shares from 555,000,000 to 755,000,000 and the number of authorized shares of common stock from 550,000,000 to 750,000,000 (the “Authorized Share Increase”). The Board has approved the advisability of, and has adopted, subject to stockholder approval, the Amendment and the Authorized Share Increase. The Amendment requires approval of both the Board and our stockholders. Accordingly, we are seeking stockholder approval for the Amendment at the Annual Meeting by means of this Proxy Statement. The form of the proposed Amendment is attached to this Proxy Statement as Appendix A and is incorporated herein by reference.

Article IV of our Certificate of Incorporation currently authorizes us to issue up to 555,000,000 shares of stock, with 550,000,000 designated as common stock and 5,000,000 designated as preferred stock. The additional common stock will have rights identical to our currently outstanding common stock. The number of authorized shares of our preferred stock will not be affected by this amendment; it will be maintained at 5,000,000 shares.

Our common stock consists of a single class, with equal voting, distribution, liquidation and other rights. As of March 28, 2023, of our 550,000,000 shares of authorized common stock, 366,685,543 shares were issued and outstanding and approximately 180 million shares were reserved for issuance under our current equity plans, outstanding convertible promissory notes, outstanding convertible preferred stock, and other outstanding rights to acquire common stock.

Purpose of the Authorized Share Increase

The reason for the proposed amendment is to increase our financial flexibility to pursue strategic opportunities from time to time, including potential acquisitions and other capital-intensive opportunities, and to facilitate our ability to continue implementing our employee equity programs at competitive levels. Our cash flow from operations has been, and continues to be, negative. We may need to raise additional operating capital. The Board may determine that the optimal manner for doing so is the sale of equity securities, instruments convertible into equity securities or options or rights to acquire equity securities. For example, since 2013 we have been engaging in financings involving the private placement of our common stock, convertible promissory notes or warrants.

The increase in authorized shares of common stock will give the Board the flexibility to undertake certain transactions to support our business operations, without the potential expense or delay associated with obtaining stockholder approval for any particular issuance. We do not currently have enough shares authorized to provide sufficient flexibility to pursue appropriate financing opportunities if they arise, or to take certain other actions that

AMYRIS, INC. 2023 PROXY STATEMENT    31

Proposal 5   |  Approval of Amendment of Restated Certificate of Incorporation to increase the Total Number of Authorized Shares of Common Stock

the Board may determine are in our best interests and the best interests of our stockholders. For example, we could issue additional shares of common stock in the future in connection with one or more of the following (subject to laws, regulations or Nasdaq rules that might require stockholder approval of certain transactions):

◾	strategic investments;

◾	acquisitions;

◾	partnerships, collaborations and other similar transactions;

◾	financing transactions, such as public or private offerings of common stock or convertible securities;

◾	debt or equity restructuring or refinancing transactions;

◾	stock splits or stock dividends; or

◾	any other proper corporate purposes.

The increase will also facilitate our ability to continue implementing our employee equity programs at competitive levels. As of March 28, 2023, nearly all of our currently authorized shares of common stock has either been issued or reserved for issuance under our equity incentive plans or upon exercise of outstanding warrants or conversion of outstanding convertible promissory notes, or needs to be reserved for issuance upon exercise of outstanding rights (as described below), after taking into consideration the full potential of interest that accrues and can convert to, or be payable in, shares of our common stock (including the shares of common stock to be issued subject to approval of Proposal 5).

Vote Required and Board Recommendation

This proposal must receive a “For” vote from the holders of a majority of our outstanding shares of common stock entitled to vote at the Annual Meeting, irrespective of the number of votes cast on the proposal at the meeting. Abstentions will have the same effect as an “Against” vote for this proposal. Shares represented by executed proxies that do not indicate a vote “For,” “Against” or “Abstain” will be voted by the proxy holders “For” this proposal.

The Board recommends a vote “FOR” this Proposal 5.

The Board believes it is desirable for us to have the flexibility to issue, without further stockholder action, additional shares of common stock in excess of the amount that is currently authorized. As is the case with the current authorized, unreserved, and unissued shares of common stock, the additional shares of common stock authorized by this proposed amendment could be issued upon approval by the Board or the LDICC, as applicable, without further vote of our stockholders except as may be required in particular cases by applicable law, regulatory agencies or Nasdaq rules. Such shares would be available for issuance from time to time as determined by the Board or the LDICC, as applicable, for any proper corporate purpose. Such purposes might include, without limitation, issuance in public or private sales for cash as a means of obtaining additional capital for use in our business and operations, issuance in repayment of indebtedness and/or issuance pursuant to stock plans relating to options, restricted stock, restricted stock units and other equity grants.

Potential Adverse Effects

If this proposal is adopted, the additional authorized shares of common stock can be issued or reserved with approval of the Board or the LDICC, as applicable, at times, in amounts, and upon terms that the Board, or the LDICC, may determine, without additional stockholder approval. Stockholder approval of this proposal will not, by

32    AMYRIS, INC. 2023 PROXY STATEMENT

Proposal 5   |  Approval of Amendment of Restated Certificate of Incorporation to increase the Total Number of Authorized Shares of Common Stock

itself, cause any change in our capital accounts. However, any future issuance of additional shares of authorized common stock, or securities convertible into common stock, would ultimately result in dilution of existing stockholders who do not participate in such transactions, and could also have a dilutive effect on book value per share and any future earnings per share. Dilution of equity interests could also cause prevailing market prices for our common stock to decline. Current stockholders (other than those who are party to specific rights agreements with us, as described below) will not have preemptive rights to purchase additional shares.

In addition to dilution, the availability of additional shares of common stock for issuance could, under certain circumstances, discourage or make more difficult any efforts to obtain control of Amyris. For example, significant stock and convertible security issuances in connection with a series of private-placement financing and public equity capital raise efforts since 2012 have resulted in further concentration of ownership of Amyris by related parties. Such concentration of ownership could make it more difficult for an unrelated third party to undertake an acquisition of us. The Board is not aware of any actual or contemplated attempt to acquire control of Amyris and this proposal is not being presented with the intent that it be used to prevent or discourage any acquisition attempt. However, nothing would prevent the Board from taking any actions that it deems consistent with its fiduciary duties.

Risks to Stockholders of Non-Approval

Because our cash flow from operations has been negative, if the stockholders do not approve this proposal, the Board may be precluded from pursuing a wide range of potential corporate opportunities that might raise necessary cash or otherwise be in the best interests of Amyris and the best interests of our stockholders, or from fulfilling certain equity obligations under our equity plans. This could have a material adverse effect on our business and prospects. We would also face substantial challenges in hiring and retaining employees at all levels, including our executive leadership team, in the near term.

Interests of Certain Persons

Our executive officers and directors have an interest in this proposal by virtue of their being eligible to receive equity awards under our 2020 EIP, and any future equity incentive plan we adopt.

Some of our directors are affiliated with, or were appointed as directors by, entities that own convertible securities, rights and/or warrants that are convertible into or exercisable for shares of our common stock. Further, some of our directors are affiliated with, or were appointed as directors by, entities that may participate in future equity financings that will require issuance or reservation of shares authorized by the proposed amendment to our Certificate of Incorporation. The beneficial ownership of our directors and its affiliates is set forth in section “Security Ownership of Certain Beneficial Owners and Management” of this Proxy Statement.

DSM International B.V. and Vivo Capital LLC, each of which has or recently had relationships to our directors, hold a right of first investment that allows them to participate in specified future securities offerings (pro rata based on their percentage ownership of then-outstanding common stock).

Text of Proposed Amendment

The text of the proposed amendment to our Certificate of Incorporation to effect the Authorized Share Increase is attached to this Proxy Statement as Appendix A. However, such text is subject to amendment to include such changes as may be required by the office of the Secretary of State of the State of Delaware or as the Board of Directors deems necessary and advisable to effect the Authorized Share Increase under this proposal.

AMYRIS, INC. 2023 PROXY STATEMENT    33

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information with respect to the beneficial ownership of our common stock, as of March 1, 2023, by:

◾	each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our voting securities;

◾	each of our directors;

◾	each of our named executive officers; and

◾	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes any shares over which the individual or entity has sole or shared voting power or investment power. These rules also treat as outstanding all shares of capital stock that a person would receive upon the exercise of any option, warrant or right or through the conversion of a security held by that person that are immediately exercisable or convertible or exercisable or convertible within 60 days of the date as of which beneficial ownership is determined. These shares are deemed to be outstanding and beneficially owned by the person holding those options, warrants or rights or convertible securities for the purpose of computing the number of shares beneficially owned and the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. The information does not necessarily indicate beneficial ownership for any other purpose. Except as indicated in the footnotes to the below table and pursuant to applicable community property laws, to our knowledge the persons named in the table below have sole voting and investment power with respect to all shares of common stock attributed to them in the table.

Information with respect to beneficial ownership has been furnished to us by each director and named executive officer and certain stockholders, and derived from publicly-available SEC beneficial ownership reports on Forms 3 and 4 and Schedules 13D and 13G filed by covered beneficial owners of our common stock. Percentage ownership of our common stock in the table is based on 365,584,798 shares of our common stock outstanding on March 1, 2023 (as reflected in the records of our stock transfer agent). Except as otherwise set forth below, the address of the beneficial owner is c/o Amyris, Inc., 5885 Hollis Street, Suite 100, Emeryville, California 94608.

34    AMYRIS, INC. 2023 PROXY STATEMENT

Security Ownership of Certain Beneficial Owners and Management

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned (#)	Percent of Class (%)

Foris Ventures, LLC(1)	119,849,364	32.8

Heights Capital Management, Inc.(2)	33,163,117	9.1

The Vanguard Group(3)	21,211,189	5.8

DSM International B.V.(4)	16,701,210	4.6

Directors and Named Executive Officers:

John Melo(5)	640,749	*

John Doerr(1)(6)	123,486,966	33.7

Ana Dutra(7)	10,950	*

Geoffrey Duyk(8)	50,417	*

Philip Eykerman(4)(9)	32,471	*

Frank Kung(10)	7,844,226	2.1

James McCann(11)	31,553	*

Steven Mills(12)	47,802	*

Ryan Panchadsaram	18,171	*

Lisa Qi(13)	23,618	*

Julie Spencer Washington(14)	22,632	*

Eduardo Alvarez(15)	342,453	*

Han Kieftenbeld(16)	157,147	*

All Directors and Executive Officers as a Group (13 Persons)(17)	132,709,155	36.3

*	Less than 1%.
(1)

Consists of (i) 87,268,358 shares of common stock currently outstanding and held by Foris Ventures, LLC (“Foris”), (ii) 20,534,970 shares of common stock issuable to Foris upon conversion of the total amount of indebtedness outstanding (the “2019 Convertible Note”), including accrued and unpaid interest as of February 28, 2023, under that certain Amended and Restated Loan and Security Agreement, dated as of October 28, 2019 (as it may be further amended, restated or otherwise modified, the “2019 LSA”), by and among the Company, Foris, as lender, and the other parties thereto; (iii) 2,046,036 shares of common stock issuable to Foris upon exercise of a warrant issued to Foris on September 13, 2022 (the “September 2022 Warrant”) in connection with that certain Loan and Security Agreement, dated as of September 13, 2022 (as it may be amended, restated or otherwise modified, the “2022 LSA”), by and among the Company, Foris, as lender, and the other parties thereto; and (iv) 10,000,000 shares of common stock issuable to Foris upon exercise of a warrant issued to Foris on December 30, 2022 (the “December 2022 Warrant” and together with the September 2022 Warrant, collectively the “2022 Warrants”). As of February 28, 2023, 16,680,334 shares of Common Stock are issuable upon conversion of the 2019 Convertible Note in respect of an outstanding principal amount of $50.0 million and 3,854,636 shares of Common Stock are issuable upon conversion of accrued and unpaid interest of $11.6 million, reflecting a fixed conversion price of $3.00 per share of Common Stock. Barbara Hager, the manager of Foris, may be deemed to have sole power to vote and dispose of these securities. The 2019 Convertible Note bears interest at 6.0% per annum; interest is not payable until the maturity date of July 1, 2023. The Vallejo Ventures Trust U/T/A 2/12/96 (“VVT”), the member of Foris, may be deemed to have sole power to vote and dispose of these securities, and L. John Doerr (“John Doerr”) and Ann Doerr, the trustees of VVT, and Barbara Hager, the special trustee of VVT, may be deemed to have shared power to vote and dispose of these securities. The address for Foris is 1180 San Carlos Avenue #717, San Carlos, California 94070.

(2)

Consists of 18,163,117 shares of common stock currently outstanding and held by Heights Capital Management, Inc. (“HCM”) and (ii) 15,000,000 shares of common stock issuable to HCM upon exercise of a warrant issued to HCM on December 30, 2022. According to the Schedule 13G/A filed with the SEC on February 14, 2023, CVI Investments, Inc. (“CVI”) had shared voting power over 18,163,117 shares and shared dispositive power over 18,163,117 shares with HCM, the investment manager of CVI. Various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of those shares and no one person’s interest in such shares is more than five percent of the total outstanding common shares. The address for HCM is 101 California Street, Suite 3250, San Francisco, California 94111, and the address for CVI is P.O. Box 309GT, Ugland House, South Church Street, George Town, Grand Cayman, KY1-1104, Cayman Islands.

(3)

According to the Schedule 13G/A filed with the SEC on February 9, 2023, The Vanguard Group (“Vanguard”) had shared voting power over 160,975 shares, sole dispositive power over 20,868,293 shares, and shared dispositive power over 342,896 shares. Various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of those shares and no one person’s interest in such shares is more than five percent of the total outstanding common shares. The address for Vanguard is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

AMYRIS, INC. 2023 PROXY STATEMENT    35

Security Ownership of Certain Beneficial Owners and Management

(4)

DSM International B.V. is a wholly owned subsidiary of Koninklijke DSM N.V. Accordingly, Koninklijke DSM N.V. may be deemed to share beneficial ownership of the securities held of record by DSM International B.V. Koninklijke DSM N.V. is a publicly traded company with securities listed on the Amsterdam Stock Exchange. The address for DSM International B.V. is HET Overloon 1, 6411 TE Heerlen, Netherlands.

(5)	Shares beneficially owned by Mr. Melo include 130,893 shares of common stock issuable upon exercise of stock options that were exercisable within 60 days of March 1, 2023.
(6)

Shares beneficially owned by Mr. Doerr include (i) 87,268,358 shares of common stock currently outstanding and held by Foris, (ii) 20,534,970 shares of Common Stock issuable to Foris upon conversion of the 2019 Convertible Note, including accrued and unpaid interest as of February 28, 2023, (iii) 12,046,036 shares of Common Stock issuable to Foris upon exercise of the 2022 Warrants, (iv) 567 shares of Common Stock held by VVT, (v) 9,648 shares of Common Stock held by Clarus, LLC, (vi) 248,304 shares of Common Stock held by Kleiner Perkins Caufield & Byers XII, LLC, (vii) 4,531 shares of Common Stock held by KPCB XII Founders Fund, LLC, (viii) 3,333,333 shares of Common Stock held by Perrara Ventures, LLC, (ix) 26,155 shares of Common Stock held by John Doerr, and (x) 15,064 shares of Common Stock issuable to Mr. Doerr upon exercise of options within 60 days of January 9, 2023. Mr. Doerr is a trustee of VVT, which is the member of Foris and Clarus, LLC. Mr. Doerr may be deemed to have shared power to vote and dispose of shares beneficially owned by Foris, VVT and Clarus, LLC. The Managing Member of Kleiner Perkins Caufield & Byers XII, LLC is KPCB XII Associates, LLC, of which Mr. Doerr is the managing member. The Managing Member of KPCB XII Founders Fund, LLC is KPCB XII Associates, LLC, of which Mr. Doerr is the managing member. Mr. Doerr indirectly holds all of the membership interests in Perrara Ventures, LLC. Mr. Doerr disclaims beneficial ownership of all securities held by entities affiliated with him except to the extent of his pecuniary interest therein.

(7)	Shares beneficially owned by Ms. Dutra include 6,667 restricted stock units vesting within 60 days of March 1, 2023.
(8)

Shares beneficially owned by Dr. Duyk include (i) 40,552 shares held by the Duyk Wolter Family Trust, whereby Dr. Duyk and his wife are trustees and beneficiaries, and (ii) 9,865 shares of common stock issuable upon exercise of stock options that were exercisable within 60 days of March 1, 2023.

(9)

Shares beneficially owned by Mr. Eykerman include 15,131 shares of common stock issuable upon exercise of stock options that were exercisable within 60 days of March 1, 2023. Mr. Eykerman was appointed to the Board on May 18, 2017 as the designee of DSM. Mr. Eykerman disclaims beneficial ownership of all shares of Amyris common stock that are or may be beneficially owned by DSM or any of its affiliates.

(10)

Shares beneficially owned by Dr. Kung include (i) 7,830,828 shares of common stock beneficially owned by Vivo Capital LLC (together with its affiliates, “Vivo”), over which Dr. Kung may be deemed to share voting and dispositive power and (ii) 13,398 shares of common stock issuable upon exercise of stock options that were exercisable within 60 days of March 1, 2023. Dr. Kung was appointed to the Board on November 2, 2017 as the designee of Vivo. Dr. Kung disclaims beneficial ownership over shares of Amyris common stock that are or may be beneficially owned by Vivo except to the extent of his pecuniary interest therein.

(11)	Shares beneficially owned by Mr. McCann include 7,682 shares of common stock issuable upon exercise of stock options that were exercisable within 60 days of March 1, 2023.
(12)

Shares beneficially owned by Mr. Mills include (i) 10,316 shares held by The Steven Mills R. Trust, whereby Mr. Mills is the trustee, and (ii) 10,398 shares of common stock issuable upon exercise of stock options that were exercisable within 60 days of March 1, 2023.

(13)	Shares beneficially owned by Ms. Qi include 4,216 shares of common stock issuable upon exercise of stock options that were exercisable within 60 days of March 1, 2023.
(14)	Shares beneficially owned by Ms. Washington include 3,466 shares of common stock issuable upon exercise of stock options that were exercisable within 60 days of March 1, 2023.
(15)	Shares beneficially owned by Mr. Alvarez include 61,250 shares of common stock issuable upon exercise of stock options that were exercisable within 60 days of March 1, 2023.
(16)	Shares beneficially owned by Mr. Kieftenbeld include 53,046 shares of common stock issuable upon exercise of stock options that were exercisable within 60 days of March 1, 2023.
(17)	Shares beneficially owned by all of our executive officers and directors as a group include the shares of common stock described in footnotes 5 through 16 above.

Delinquent Section 16(A) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who beneficially own more than ten percent of our common stock to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of common stock. Directors, executive officers, and ten percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of these reports filed by the Company’s officers, directors and stockholders, and written representations from our executive officers and directors that they filed such reports, we believe that our officers, directors, and stockholders complied with all filing requirements under Section 16(a) of the Exchange Act on a timely basis during the year ended December 31, 2022, except that (i) a Form 4 with respect to an amendment to the Amended and Restated Loan and Security Agreement, or LSA, between the Company and Foris to provide Foris with the right to convert the outstanding indebtedness under the LSA into shares of common stock, and stockholder approval thereof, as obtained on August 14, 2020 was filed on January 4, 2023 and (ii) a Form 5 with respect to certain transfers by Geoffrey Duyk to the Duyk Wolter Family Trust in 2020 was filed on February 11, 2022.

36    AMYRIS, INC. 2023 PROXY STATEMENT

Executive Officers

The following table provides the names, ages, and offices of each of our current executive officers as of March 1, 2023:

Name	Age	Position

John Melo	57	Director, President and Chief Executive Officer

Han Kieftenbeld	57	Chief Financial Officer and Administration Officer

Eduardo Alvarez	59	Chief Operating Officer

John Melo

See above under “Proposal 1—Director Biographies”

Han Kieftenbeld

Han Kieftenbeld has served as our Chief Financial Officer since March 2020 and our Chief Administration Officer since July 2020. Mr. Kieftenbeld has over 30 years of international business leadership, finance and operations experience in food, health and nutrition end-markets. Previously, from April 2016 to April 2019, Mr. Kieftenbeld served as Senior Vice President and Chief Financial Officer of Innophos Holdings, Inc., a leading international science-based producer of essential ingredients for health and nutrition, food and beverage and industrial brands. From June 2014 to July 2015, Mr. Kieftenbeld served as the Global Chief Financial Officer at AB Mauri, a worldwide leader in bakery ingredients. Prior to that, Mr. Kieftenbeld held finance and operations roles of increasing reach and impact, including serving as Global Chief Procurement Officer of Ingredion Incorporated, and Global Chief Financial Officer of National Starch. Mr. Kieftenbeld started his career at Unilever in the Netherlands. Mr. Kieftenbeld earned a joint Master of Business Administration degree from New York University Stern School of Business, London School of Economics and Political Science, and the HEC School of Management, Paris. He holds a Bachelor of Science degree in Business Economics and Accounting from Windesheim University in the Netherlands.

Eduardo Alvarez

Eduardo Alvarez has served as our Chief Operating Officer since October 2017. Mr. Alvarez has over 35 years of global operations experience both running and advising growth companies. Previously, he served as Global Operations Strategy Leader for PricewaterhouseCoopers LLP (PwC). During his tenure, Mr. Alvarez co-led the integration of his prior company, Booz & Company, following its acquisition by PwC. In that role, he grew operations into a global practice with $1.5 billion in revenue and 4,000 employees. Mr. Alvarez’s assignments focused on delivering structural cost improvements while also driving sustained revenue growth. His experience also includes roles at Booz Allen Hamilton, General Electric and AT&T. Mr. Alvarez holds a Master of Business Administration degree from Harvard Business School, a Master’s of Science in Mechanical Engineering in Computer Control and Manufacturing from the University of California, Berkeley, and a Bachelor of Science degree in Mechanical Engineering from the University of Michigan. Mr. Alvarez is a board member of The Chicago Council of Global Affairs.

AMYRIS, INC. 2023 PROXY STATEMENT    37

Executive Compensation

Compensation Discussion and Analysis

The following discussion describes and analyzes the compensation policies, arrangements, and decisions for our named executive officers (or “NEOs”) in 2022 and should be read in conjunction with the compensation tables contained later in this Proxy Statement. We believe our existing compensation policies, arrangements and decisions are consistent with our compensation philosophy and objectives discussed below and align the interests of our NEOs with our short-term and long-term business objectives. During 2022, our four NEOs were:

John Melo President and Chief Executive Officer (our “CEO”)

.	Han Kieftenbeld Chief Financial Officer and Chief Administration Officer (our “CFO”)

.	Eduardo Alvarez Chief Operating Officer (our “COO”)

Nicole Kelsey Former Chief Legal Officer (our “Former CLO”)(1)

(1)	Ms. Kelsey ceased serving as our Chief Legal Officer as of December 16, 2022.

38    AMYRIS, INC. 2023 PROXY STATEMENT

Executive Compensation  |  2022 Business Highlights

2022 Business Highlights

We are a biotechnology company delivering sustainable science-based ingredients and consumer products that are better for people and the planet. To accelerate the world’s transition to sustainable consumption, we create, manufacture, and commercialize consumer products and ingredients that reach more than 300 million consumers. The largest proportion of revenue is the marketing and selling of Clean Beauty, Personal Care, and Health & Wellness consumer products through our direct-to-consumer e-commerce platforms and a growing network of retail partners. Our proprietary sustainable ingredients are sold in bulk to industrial leaders who serve Flavor & Fragrance (“F&F”), Nutrition, Food & Beverage, and Clean Beauty & Personal Care end markets.

Our ingredients and consumer products are powered by our Lab-to-MarketTM technology platform. This technology platform creates a portfolio connection between our proprietary science and formulation expertise, manufacturing capability at industrial scale, and expertise in commercializing high performance, sustainable products that give consumers the power to choose products that benefit the planet. Our technology platform offers advantages to traditional methods of sourcing similar ingredients (such as petrochemistry, unsustainable agricultural practices, and extraction from organisms). These advantages include, but are not limited to, renewable and ethical sourcing of raw materials, less resource-intensive production, minimal impact on sensitive ecosystems, enhanced purity and safety profiles, less vulnerability to climate disruption, and improved supply chain resilience. We combine molecular biology and genetic engineering to produce sustainable materials that are scarce or endangered resources in nature. We leverage state-of-the-art machine learning, robotics, and artificial intelligence, which enable our technology platform to rapidly bring new innovation to market.

We began 2022 with eight consumer brands, Biossance® clean beauty skincare, JVNTM haircare, Rose Inc.® clean color cosmetics, Pipette® clean baby skincare, Costa Brazil® luxury skincare, OLIKA® clean wellness, Purecane® zero-calorie sweetener, and Terasana® clean skincare. During 2022, we added MenoLabs®, a brand focused on healthy living and menopause wellness, EcoFabulousTM clean beauty for Gen-Z consumers, and StripesTM (peri)menopausal wellness; and prepared to discontinue the Terasana business. In the first quarter of 2023, we launched 4U by TiaTM, a new clean haircare line exclusively available in Walmart.

In 2022, we delivered record Consumer revenue of $176.9 million, representing a 92% increase over the prior year, driven by strong performance and growth of our portfolio of consumer brands in clean skin care, hair care, color cosmetics, baby care and healthy aging. We completed the construction of, and commissioned, our new precision fermentation facility in Barra Bonita, Brazil. We also completed a strategic acquisition of a consumer production manufacturing facility in Sao Paulo, Brazil to support our supply chain needs and reduce dependence on third-party manufacturing.

2022 Executive Transitions

On December 16, 2022, Nicole Kelsey ceased serving as Chief Legal Officer and Secretary of the Company, and her employment terminated on December 31, 2022. Ms. Kelsey’s departure was not related to any legal, compliance or other matters of the Company. Upon executing a release of claims in the Company’s favor, Ms. Kelsey received a severance payment (including base salary and health benefits) as described in her offer letter, which is filed as Exhibit 10.75 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, and which descriptions are incorporated herein by reference.

AMYRIS, INC. 2023 PROXY STATEMENT    39

Executive Compensation  |  Key Features of our Executive Compensation Program

Key Features of our Executive Compensation Program

✓ What We Do	Ñ What We Don’t Do

✓ Design executive compensation to align with performance

✓ Balance short-term and long-term incentive compensation, with the majority of target total direct compensation being “at-risk” and in the form of performance-based compensation

✓ Establish threshold and maximum levels of achievement for payouts under our annual cash bonus plan

✓ 100% independent directors on our LDICC

✓ Engage independent compensation consultant which reports directly to LDICC

✓ LDICC meets regularly in executive session

Ñ  No excessive change in control or severance payments and benefits

Ñ  No “single-trigger” equity vesting acceleration

Ñ  No repricing of underwater stock options without stockholder approval

Ñ  No excessive perquisites

Ñ  No tax gross ups on severance change in control payments and benefits

Ñ  No retirement, pension or defined benefit plans that are not available to employees generally

Ñ  No guaranteed bonuses or base salary increases

Compensation Philosophy and Objectives

The primary objectives of our employee compensation program (including for our NEOs) in 2022 were to:

◾	Attract, retain, and motivate highly talented individuals that are key to our success;

◾	Support business strategy and motivate individuals to achieve outstanding business goals; and

◾	Support long-term company growth and enhance stockholder value.

Our compensation philosophy is to be:

◾	Competitive – be a market leader on compensation and an employer of choice;

◾	Equitable – have consistent pay practices across the organization; and

◾	Sustainable – link rewards to business performance, allowing the organization to align business cost to financial performance.

Our success depends on, among other things, attracting and retaining executive officers with experience and skills in a number of different areas as we continue to drive improvements in our technology platform and production process, pursue and develop key commercial relationships, create and commercialize products, and establish a reliable supply chain and manufacturing organization.

Our consumer business continues to be in an early stage of product development, with cash management being one key consideration for our strategy and operations. For 2022, we intended to provide a competitive compensation program that would enable us to attract and retain the top executive officers and employees necessary to develop our business, while being prudent in the management of our cash and equity. Based on this approach, we continued to aim to reward short-term and long-term performance with a total compensation package that included a mix of both cash and equity. Our compensation program was intended to align the interests of our executive officers, key employees and stockholders and to drive the creation of sustainable stockholder value by providing long-term incentive compensation in the form of equity awards, including performance-based equity awards with challenging price-based milestones.

40    AMYRIS, INC. 2023 PROXY STATEMENT

Executive Compensation  |  Elements of Executive Compensation

Our intent and philosophy in designing compensation packages at the time of hiring new executive officers is based on providing compensation that we believe is sufficient to enable us to attract the necessary talent to grow our business, within prudent limits discussed above. The compensation of our executive officers following their initial hire is influenced by the amounts of compensation that we initially agreed to pay them, as well as by our evaluation of their subsequent performance, changes in their levels of responsibility, retention considerations, prevailing market conditions, our financial condition and prospects, and our attempt to maintain an appropriate level of internal pay parity in the compensation of existing executive officers relative to the compensation paid to more recently hired executive officers.

Elements of Executive Compensation

We compensate our executive officers with fixed compensation (base salary) and variable compensation (cash bonuses and equity awards). We believe this combination of cash and equity compensation, subject to strategic allocation between these components, is largely consistent with the forms of compensation provided by other companies with which we compete for executive talent, and, as such, matches the expectations of our executive officers and the market for executive talent. We also believe that this combination provides appropriate incentive levels to retain our executive officers, reward them for performance in the short term and induce them to contribute to the creation of value in the Company over the long term. We view the different components of our executive compensation program as distinct, each serving particular functions in furthering our compensation philosophy and objectives, and together, providing a holistic approach to achieving such philosophy and objectives.

A significant portion of the target total direct compensation for our CEO and our other NEOs is structured as variable or “at-risk” compensation, with payouts and equity award values and vesting dependent upon the Company’s performance. This aligns our NEOs’ interests with those of our stockholders for near- and long-term performance.

Short-Term Cash	Base Salary

We believe that we must maintain base salary levels at or above the competitive market level to attract and retain our executive officers and that it is important for our executive officers to perceive that over time they will continue to have the opportunity to earn a base salary that they regard as competitive. The LDICC reviews and adjusts, as appropriate, the base salaries of our executive officers on an annual basis, and makes decisions with respect to the base salaries of new executive officers at the time of hire. In making such decisions, the LDICC considers several factors, including the overall financial performance of the Company, the individual performance of the executive officer (including, for executive officers other than our CEO, the recommendation of our CEO based on a performance evaluation of the executive officer), the executive officer’s potential to contribute to our short- term and longer-term strategic goals, the executive officer’s scope of responsibilities, qualifications and experience, competitive market practices for base salary, prevailing market conditions and internal pay parity.

Mid-Term Cash	Cash Bonuses

We believe the ability to earn cash bonuses should provide incentives to our executive officers to effectively pursue goals established by our Board and should be regarded by our executive officers as appropriately rewarding effective performance against these goals. For 2022, the LDICC adopted a cash bonus plan for our executive officers, the details of

AMYRIS, INC. 2023 PROXY STATEMENT    41

Executive Compensation  |  Elements of Executive Compensation

which are described below under “2022 Compensation.” The 2022 bonus plan included both Company performance goals and individual performance goals and was structured to motivate our executive officers to achieve our short-term financial, operational, and strategic goals and to reward exceptional Company and individual performance. In particular, our 2022 bonus plan was designed to provide incentives to our executive officers to achieve both 2022 Company financial and operational objectives as well as individual performance objectives on a first half and annual basis. In general, target cash bonus opportunities for our executive officers are initially set in their employment offer letters based on similar factors to those described above with respect to the determination of base salary. For subsequent years, target cash bonus opportunities for our executive officers may be adjusted by the LDICC based on various factors, including any adjustment to base salary, competitive market practices, and the other factors described above with respect to determination of base salary.

Long-Term Equity	Time-Vesting Equity Awards

Our equity awards are designed to be sufficiently competitive to allow us to attract and retain talented and experienced executive officers. In 2022, we granted restricted stock unit (“RSU”) awards or a combination of RSUs and stock option awards to two of our named executive officers. Stock options are granted with an exercise price equal to the fair market value of our common stock on the date of grant; accordingly, such stock options will have value to our executive officers only if the market price of our common stock increases after the date of grant. RSU awards represent the right to receive full-value shares of our common stock without payment of any exercise or purchase price. The relative weighting between the stock options and RSU awards granted to our executive officers is based on the LDICC’s review of competitive market practices.

Typically, we grant stock options with four-year vesting schedules, with 25% of the shares of our common stock subject to the options vesting after one year and monthly thereafter, subject to continued service through each vesting date. Generally, RSU awards have three-year vesting schedules, with one-third of the units subject to the awards vesting annually over three years, subject to continued service through each vesting date. We believe such vesting schedules are generally consistent with the stock option and RSU award granting practices of our peer group companies.

Performance-Vesting Equity Awards

In 2021, the LDICC approved equity awards to our CEO, CFO and COO consisting of RSUs subject to performance-based vesting conditions as described in more detail below under “2021 Compensation—Equity Awards—2021 Performance Equity Awards.” These performance-based awards remained outstanding and largely unvested in 2022 and consequently impacted the LDICC’s decision-making regarding additional equity grants to the CEO, CFO and COO in 2022.

Other Equity Awards

In addition to annual equity awards, we grant equity awards to our executive officers in connection with their hire, or, as applicable, their promotion from other roles at the Company or in connection with significant changes in responsibilities, in response to retention needs or to recognize outstanding performance or incentivize specific performance. The size of the initial new hire equity awards is based on the executive officer’s position with us and takes into consideration the executive officer’s base salary and other compensation as well as an analysis of the equity award grant and compensation practices of our peer group companies. Generally, the initial equity awards are intended to provide the executive officer with an incentive to build value in the Company over an extended period of time, which is consistent with our overall compensation philosophy. While we have incurred operating losses and dedicated substantial amounts of cash to critical capital expenditures and operations, and as a result, set base salaries and target cash bonus opportunities that were, in certain cases, lower than those offered by competing employers, we have sought to attract executive officers to join us by granting equity awards that would have the potential to provide significant value if we are successful.

42    AMYRIS, INC. 2023 PROXY STATEMENT

Executive Compensation  |  Compensation Decision-Making Process

Stockholder Say-on-Pay Votes

At the Annual Meeting, we will be conducting a non-binding stockholder advisory vote on the compensation of our named executive officers (commonly known as a “Say-on-Pay” vote). For additional information about the Say-on-Pay vote, see Proposal 3 in this Proxy Statement.

In anticipation of this year’s Say-on-Pay vote, we reached out to investors representing approximately 17% of our outstanding shares. Partly in response to stockholder feedback, our Board decided to recommend an annual Say-on-Pay vote frequency at this year’s Annual Meeting, instead of maintaining a triennial Say-on-Frequency. There were no changes made to our compensation programs based on the feedback received during our meeting.

At our 2020 Annual Meeting of Stockholders, our stockholders last voted, on an advisory basis, on the compensation of our NEOs (commonly referred to as a “stockholder say-on-pay vote”). In 2020, 98% of the votes cast on the stockholder Say-on-Pay proposal approved, on a non-binding advisory basis, the compensation of our NEOs as summarized in our 2020 Proxy Statement. The LDICC believes that this affirms our stockholders’ support of our approach to executive compensation. Accordingly, our executive compensation approach remained generally consistent since 2020 except for the addition of new performance-based equity awards to our CEO, CFO and COO, as described in more detail below under “2021 Compensation—Equity Awards—2021 Performance Equity Awards.” Our stockholders voted to approve the CEO’s performance-based equity award at our special meeting of stockholders in July 2021, which we believe affirmed their support for this grant.

Compensation Decision-Making Process

Under the charter of the LDICC, our Board has delegated to the LDICC the authority and responsibility to discharge the responsibilities of our Board relating to the compensation of our executive officers. This includes, among other things, the review and approval of the compensation of our executive officers and of the terms of any compensation agreements with our executive officers. For more information regarding the functions and composition of the LDICC, please refer to “Proposal 1—Election of Directors—Board Committees and Meetings” above.

In general, the LDICC is responsible for the design, implementation, and oversight of our executive compensation program. In accordance with its charter, the LDICC determines the annual compensation of our CEO and other executive officers and reports its compensation decisions to our Board. The LDICC also administers our equity compensation plans, including our 2020 Equity Incentive Plan (the “2020 EIP”) and 2010 Employee Stock Purchase Plan. Generally, our Human Resources, Finance and Legal departments work with our CEO to design and develop new compensation programs applicable to our executive officers and non-employee directors, to recommend changes to existing compensation programs, to recommend financial and other performance targets to be achieved under those programs, to prepare analyses of financial data, to prepare peer compensation comparisons and other LDICC briefing materials, and to implement the decisions of the LDICC. Our Chief People Officer also meets separately with the LDICC’s compensation consultant, Compensia (as defined below), to convey information on proposals that management may make to the LDICC, as well as to allow Compensia to collect information about the Company to develop its recommendations. In addition, our CEO conducts reviews of the performance and compensation of our other executive officers, and based on these reviews and input from Compensia and our Human Resources department, makes recommendations regarding the annual total direct compensation for such executive officers directly to the LDICC. In the case of our CEO’s compensation, Compensia reviews and analyzes relevant competitive market data with the LDICC and makes a recommendation regarding our CEO’s compensation to the LDICC.

Our Board has established a Management Committee for Employee Equity Awards (the “MCEA”), consisting of our Chief People Officer and our CFO. The MCEA may grant equity awards to employees or consultants who are

AMYRIS, INC. 2023 PROXY STATEMENT    43

Executive Compensation  |  Compensation Decision-Making Process

not executive officers (as that term is defined in Section 16 of the Exchange Act and Rule 16a-1 promulgated under the Exchange Act) of the Company, provided that the MCEA is only authorized to grant equity awards that meet grant guidelines approved by our Board or the LDICC. These guidelines set forth, among other things, any limit imposed by our Board or the LDICC on the total number of shares of our common stock that may be subject to equity awards granted to employees or consultants by the MCEA, and any other requirements imposed by our Board or the LDICC.

Role of Compensation Consultant

Under its charter, the LDICC has the authority, at the Company’s expense, to retain legal and other consultants, accountants, experts and compensation or other advisors of its choice to assist the LDICC in connection with its functions. Since 2012, the LDICC has retained Compensia, Inc. (“Compensia”), a national compensation consulting firm, to provide advice and guidance on our executive compensation policies and practices and relevant information about the executive compensation practices of similarly situated companies.

In connection with an annual review of our executive compensation program for 2022, Compensia provided the following services:

◾	reviewed and provided recommendations on the composition of our compensation peer group, and provided compensation data relating to certain executives at the selected peer group companies;

◾	conducted a review of the target total direct compensation arrangements for our executive officers;

◾	provided advice on executive officers’ compensation, including the composition of base salary, our short-term incentive (cash bonus) plan and long-term incentive (equity) plans;

◾	conducted a review of the annual cash retainers and equity incentive compensation opportunities for our non- employee directors under our non-employee director compensation program;

◾	updated the LDICC on emerging trends/best practices and regulatory requirements in the area of executive officer and non-employee director compensation, including cash and equity compensation;

◾	provided advice and recommendations regarding non-executive employee compensation equity awards;

◾

assisted in the preparation of materials for executive compensation proposals in advance of LDICC meetings, including 2022 compensation levels for certain of our executive officers and the design of our cash bonus, equity award, severance, and change in control programs and other executive benefit programs; and

◾	reviewed and advised the LDICC on materials relating to executive compensation prepared by management for LDICC consideration.

Compensia, under the direction of the LDICC, may continue to periodically conduct a review of the competitiveness of our executive officer compensation program, including base salaries, cash bonus opportunities, equity awards and other executive officer benefits, by analyzing the compensation practices of companies in our compensation peer group, as well as data from third-party compensation surveys. Generally, the LDICC uses the results of such analyses to assess the competitiveness of our executive officers’ target total direct compensation, and to determine whether each component of such target total direct compensation is properly aligned with reasonable practices among our peer companies.

The LDICC has also retained Compensia for assistance in reviewing and making recommendations to our Board regarding the compensation program for our non-employee directors and to provide competitive market data and materials with respect to non-employee director compensation to the LDICC.

44    AMYRIS, INC. 2023 PROXY STATEMENT

Executive Compensation  |  2022 Peer Group

In May 2022, the LDICC reviewed the independence of Compensia under applicable compensation consultant independence rules and standards and determined that Compensia did not have any relationships with the Company or any of its executive officers or directors or any conflicts of interest that would impair Compensia’s independence.

Use of Competitive Data

To monitor the competitiveness of our executive officers’ compensation, in November 2021, the LDICC approved a compensation peer group (the “Peer Group”) to be used in connection with its 2022 compensation deliberations that analyzed the compensation of executive officers in comparable positions at similarly-situated companies. The data gathered from the Peer Group was used as one factor in setting executive officer pay levels (including cash and equity compensation), incentive plan practices, severance and change-in-control practices, equity utilization pay/performance alignment and non-employee director compensation.

In addition to reviewing the compensation practices of the Peer Group, the LDICC looks to the collective experience and judgment of its members and advisors, as well as relevant industry survey data, in determining the target total direct compensation and the various compensation components provided to our executive officers.

2022 Peer Group

The Peer Group for setting 2022 compensation included a cross-section of publicly traded, U.S.-based companies of similar size to us based primarily on revenue (generally less than $700 million) and market capitalization (between $1 billion and $16 billion), with additional refinement criteria based on number of employees, and the related industries of the companies (biotechnology, life sciences, chemicals, food and personal products) and input from the LDICC and management. Based on these criteria, the following companies were included in the Peer Group approved in November 2021 by the LDICC for use in assessing the market position of our executive compensation for 2022 (which 2022 Peer Group reflects the removal of American Vanguard, Hawkins, and Phibro Animal Health from our 2021 Peer Group and the addition of Ginkgo Bioworks, Olaplex Holdings, Pacific Bioscience of CA, the Beauty Health Company, The Honest Company, and Zymergen to our 2021 Peer Group):

2022 Peer Group
Balchem Berkeley Lights Beyond Meat Codexis e.l.f. Beauty Freshpet	Ginkgo Bioworks Green Thumb Industries Hims & Hers Health Livent Medifast Olaplex Holdings	Pacific Biosciences of CA The Beauty Health Company The Honest Company Twist Bioscience USANA Health Sciences Zymergen

While the LDICC does not believe that the Peer Group data is appropriate as a stand-alone tool for setting executive compensation due to the unique nature of our business, it believes that this information is a valuable resource during its decision-making process.

The LDICC references peer data as data points in its overall determination of our executive compensation program, but does not benchmark its compensation decisions to any particular level or against any specific member of the Peer Group. The LDICC believes the current total target compensation of our NEOs is reasonable and appropriate because we operate in a highly competitive and rapidly evolving market, and we expect competition among companies in our market to continue to increase. Our ability to compete and succeed in this environment is directly correlated to our ability to recruit, incentivize and retain talented individuals in the areas of product development, sales, marketing, services and general and administrative functions. The market for skilled personnel in these areas is very competitive and our LDICC believes that our current target level for total direct compensation is necessary to both retain our critical executive officers and attract top talent to contribute to the Company’s growth and success.

AMYRIS, INC. 2023 PROXY STATEMENT    45

Executive Compensation  |  Compensation Risk Management

Equity awards have been a significant component in our overall compensation package, and we believe that they will remain an important tool for attracting, retaining and motivating our key talent by providing an opportunity for ownership, participation and wealth creation as a result of our long-term success. To this end, in May 2022, the LDICC approved annual time-based equity awards for our CFO and Former CLO.

In determining the size of the annual equity awards, the LDICC considered the retention value of existing awards held by our NEOs (taking into account option exercise prices and the prevailing market value of our common stock), the executive officers’ overall compensation packages, practices at the companies in the Peer Group and the responsibilities, performance, anticipated future contributions and retention risk of our NEOs. In consideration of the size and retention value of the 2021 Performance Equity Awards granted to our CEO and COO, the LDICC determined not to award any new equity awards to them in 2022.

Compensation Risk Management

In November 2021 and November 2022, the LDICC determined, through discussions with management and Compensia, that our policies and practices of compensating our employees, including our executive officers, are not reasonably likely to have a material risk to us. The assessments conducted by the LDICC focused on the key terms of our bonus plans and equity compensation programs in 2021 and 2022, and our plans for such programs in 2023, evaluating the risk factors in our compensation programs in four key areas—financial, operational, reputational, and talent. The LDICC focused on whether our compensation programs created incentives for risk- taking behavior and whether existing risk mitigation features and policies were sufficient in light of the overall structure and composition of our compensation programs. Among other things, the LDICC considered the following aspects of our overall compensation programs:

◾

Our cash bonus plan applies only to our executive officers and certain employees involved in sales activities and provides for a maximum total bonus funding available for payout of 120% of target funding, with payouts ranging from 0% to 200% of an individual’s target annual cash bonus opportunity, emphasizing Company performance over individual performance objectives.

Long-term equity compensation programs are designed to reward executives and other participants for driving sustainable and profitable growth for stockholders;

◾	Equity incentive awards for our executive officers have included different types of equity instruments, which helps to diversify the executive officers’ interests and limit excessive risk taking;

◾	The vesting periods for our time-based equity awards are designed to encourage executives and other participants to focus on sustained stock price appreciation;

◾

Our system of internal controls over financial reporting, standards of business conduct, and compliance programs reduce the likelihood of manipulation of our financial performance to enhance payments under our bonus and sales compensation plans;

◾	We have a clawback or recoupment policy for certain performance-based incentive compensation of our executive officers; and

◾	Our Insider Trading Policy prohibits all employees from pledging stock (unless approved by our Compliance Officer), engaging in short sales, or hedging transactions involving our stock.

Based on these considerations, the LDICC determined that our compensation programs, including our executive and non-executive compensation programs, provide an appropriate balance of incentives and do not encourage our executive officers or other employees to take excessive risks or otherwise create risks that are likely to have a material adverse effect on us.

46    AMYRIS, INC. 2023 PROXY STATEMENT

Executive Compensation  |  2022 Compensation

2022 Compensation

Background

In designing the compensation program and making decisions for our executive officers for 2022, the LDICC sought to balance achievement of critical operational goals with retention of key personnel, including our executive officers. Accordingly, the LDICC focused in particular on implementing a robust equity compensation program in order to provide strong retention incentives in a challenging and highly competitive environment for top talent. It also focused on cash management in setting target total cash compensation (including base salary and target annual cash bonus opportunity levels) for our executive officers. Another key theme for 2022 was establishing strong incentives to drive our performance, including continued emphasis on Company performance goals over individual goals in the 2022 cash bonus plan and on equity compensation for longer-term upside potential and sharing in Company growth.

Base Salaries

During 2022, the LDICC reviewed the base salaries, target annual cash bonus opportunities and target total cash compensation of our executive officers against our Peer Group and industry survey data, and as a result of such analysis, as well as consideration of the factors described above under “Compensation Philosophy and Objectives and Elements of Compensation—Base Salary,” approved (a) an increase to the base salary of Mr. Kieftenbeld from $460,000 to $520,000 effective May 16, 2022, to remain market competitive for the complexity of the business and in recognition of the criticality of the role, and (b) an increase to the base salary of Mr. Alvarez from $500,000 to $560,000, effective May 16, 2022, to remain in line with our targeted competitive market for total cash compensation and in recognition of the criticality of the role. Each of Mr. Melo’s and Ms. Kelsey’s base salary remained unchanged in 2022.

Cash Bonuses

In November 2021, the LDICC approved the 2022 cash bonus plan architecture for our executive officers consistent with the cash bonus plan for 2021, pending the approval of quarterly and annual target levels for each performance metric upon finalization of the Company’s business plan for 2022. In May 2022, the target levels for the performance metrics were approved and the weighting of certain performance metrics selected for use in the 2022 cash bonus plan was amended from quarterly and annual targets and payouts to first half and annual targets and payouts, as further detailed below.

Under the 2022 cash bonus plan, our executive officers were eligible for cash bonuses based on the achievement of Company performance metrics for the first half and full year 2022. The 2022 cash bonus plan provided for funding and payout of cash bonus awards if the Company achieved target levels set for GAAP revenue, operating expense, and core gross margin. For purposes of the 2022 bonus plan, “GAAP revenue” means total Company revenue as reported, “operating expense” means operating expenses (net of non-GAAP adjustments and excluding depreciation, amortization and stock-based compensation), and “core gross margin” means margin generated net of non-GAAP adjustments relative to “core revenue” (consistent with core revenue reported in the Company’s quarterly earnings releases). Payouts under the 2022 cash bonus plan were made following a review of our results and performance for the first half of the year, after the end of the second quarter, and, for the full year, following a review that occurred in March 2023. The 2022 cash bonus plan provided for a 30% weighting for the first half of the year and 70% for the full year. The 2022 cash bonus plan and the selection of these performance metrics intended to provide a balanced focus on both our long-term strategic goals and shorter-term operational goals.

The total funding possible under the 2022 cash bonus plan was based on a cash value determined by the executive officers’ target annual cash bonus opportunities. The target annual cash bonus opportunities for our executive officers in 2022 varied by individual, but were generally set between 50% and 100% of their annual

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Executive Compensation  |  2022 Compensation

base salary. In May 2022, in connection with the Board’s review of the annual 2022 Company business plan and budget, the LDICC reviewed our executive officers’ target annual cash bonus opportunities as part of its review of target total cash compensation for similar roles among executive officers at companies in the Peer Group, as supplemented by relevant industry survey data, and, as a result of such analysis, as well as consideration of the factors described above under “Compensation Philosophy and Objectives and Elements of Compensation—Cash Bonuses,” approved no changes to the target annual cash bonus opportunities for our executive officers except for an increase in Ms. Kelsey’s target bonus from 50% to 70% of her annual base salary, approved on May 16, 2022 and effective for 2022.

Funding of the 2022 cash bonus plan was based on achievement of the following company performance metrics for the first half and full year 2022: GAAP revenue (weighted 50% for each period), operating expenses (weighted 20% for each period), and core gross margin (weighted 30% for each period). For each period under the 2022 cash bonus plan (first half and full year 2022), “threshold,” “target,” and “superior” performance levels were set for each applicable performance metric, which performance levels were intended to capture the relative difficulty of achievement of that metric. The 2022 cash bonus plan remained challenging and difficult to achieve without meaningful effort.

As shown below, if the Company were to achieve the “minimum” level for any performance metric, 50% funding for that metric would be received. If the collective funding of all performance metrics was below 50%, no funding would be received. If the Company were to achieve between the “minimum and “target” levels for any performance metric, pro rata funding between 50% and 100% for that metric would be received. If the Company were to achieve between the “target” and “maximum” levels for any performance metric, pro rata funding between 100% and 200% for that metric would be received. Funding was capped at 200% of target for each performance metric regardless of performance exceeding the “maximum” level.

		Performance Range			Payout Range

Performance Metrics	Weight	Min	Target	Max	Min	Target	Max

GAAP Revenue ($m)	50%	80%	100%	120%	50%	100%	200%

Operating Expenses ($m)*	20%	90%	100%	110%	50%	100%	200%

Core Gross Margin %	30%	90%	100%	110%	50%	100%	200%

*	Non-GAAP measure as described above under “2022 Compensation—Cash Bonuses.”

Any payouts for the first half and full year 2022 periods would be the same as the funded level (provided the recipient meets eligibility requirements), subject to the final approval of the LDICC. Payouts for the annual bonus period would be made from the aggregate funded amount based on Company and individual performance, and could range from 0% to 200% of an individual’s funded amount for the annual bonus period.

The LDICC chose to emphasize Company performance goals for the bonus plan periods given the critical importance of our short-term strategic goals, but also to retain reasonable incentives and rewards for exceptional individual performance, recognizing the value of such incentives and rewards to our operational performance and to individual retention.

Based on the foregoing bonus plan structure, individual bonuses were awarded each period based on the LDICC’s assessment of Company achievement. While the first half 2022 payout was based on the financial metrics, the full year 2022 payout was intended to be calibrated for each executive officer’s contributions to the achievement of the Company’s financial objectives, his or her progress toward achieving individual performance goals, and his or her demonstrating our core values. Actual payment of any bonuses with respect to 2022 remained subject to the final approval of the LDICC.

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Executive Compensation  |  2022 Compensation

Company Performance Metrics. The weighting and actual achievement level for each Company performance metric are described below.

The applicable target levels were discussed and evaluated based on first half and full year 2022 performance. In March 2023, the LDICC discussed and evaluated financial results for the full year 2022. Achievement levels were approved by the LDICC under the 2022 annual cash bonus plan. Revenue targets were approved by the LDICC in August 2022.

Degree of Difficulty in Achieving Performance Goals. The LDICC considered the likelihood of achievement, (in light of the prior year’s financial growth and the Company’s 2022 financial outlook), when recommending and approving, respectively, the Company and individual performance goals and bonus plan structures for each of the 2022 cash bonus plan periods, but it did not undertake a detailed statistical analysis of the difficulty of achievement of each measure. For 2022, the LDICC considered the 70% weighted average achievement level to be attainable with normal effort, 100% to be challenging but achievable with significant effort, requiring circumstances to align as predicted, and any amounts in excess of 100% to be difficult to achieve, requiring additional sources of revenue, breakthroughs in technology, manufacturing operations and process development, business development, and exceptional levels of effort on the part of the executive leadership team, as well as favorable external conditions.

2022 Bonus Plan Funding and Award Decisions. In August 2022 and March 2023, the LDICC determined that our performance goals were achieved as follows:

Company Performance Goal	Weight	Achievement Level	Funding Level

First Half 2022

GAAP Revenue	50%	97.9%	47.4%

Operating Expenses*	20%	99.7%	19.7%

Core Gross Margin*	30%	94.3%	21.5%

Total First Half 2022			88.5%

Full Year 2022

GAAP Revenue	50%	0%	0%

Operating Expenses*	20%	0%	0%

Core Gross Margin*	30%	0%	0%

Total Full Year 2022			0%

*	Non-GAAP measure as described above under “2022 Compensation—Cash Bonuses.”

Individual Performance Goals. For the full year portion of the 2022 cash bonus plan which was tied to individual performance, the LDICC considered several factors, including the following:

◾

Our CEO’s performance reflects his overall leadership of the Company. Under his leadership, the Company delivered strong year-over-year sales revenue growth, oversaw strategic partnerships and new brand launches, enhanced customer impact, and improved overall Company operations. He also led on advancing strategic initiatives and transactions for the Company.

◾

Our CFO’s performance reflects his leadership of the Company’s finance, human resources, IT, corporate communications, investor relations, and ESG functions. Under his leadership, the Company made significant improvements in our financial processes, internal controls, cash management, and investor relations activities. He implemented important talent upgrades and led the planning and execution of complex strategic and financing transactions. He also assumed responsibility for the company’s legal function.

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◾

Our COO’s performance reflects his leadership of the Company’s manufacturing, engineering, environmental health & safety, and supply chain functions. Under his leadership, the Company executed on its insourcing strategy from the construction of the new Brazil specialty fermentation and consumer production facilities. The Company continued to demonstrate a strong safety track record and scale new molecules into production.

Notwithstanding the achievement of the forgoing individual performance goals, the LDICC determined that because the financial performance goals were not achieved, the funding metrics were not achieved and no individual bonus payouts would be made with respect to the second bonus payout for the full year 2022.

The LDICC considered individual and company performance in approving the following cash bonus awards under the 2022 cash bonus plan:

Name	First Half 2022 Bonus Payout ($)	Full Year 2022 Bonus Payout ($)	2022 Aggregate Bonus Payouts ($)	Annual Bonus Target ($)	2022 Actual Bonus Earned as a % of Target Bonus

John Melo	199,125	—	199,125	$750,000	27%

Han Kieftenbeld	138,060	—	138,060	$520,000	27%

Eduardo Alvarez	148,680	—	148,680	$560,000	27%

Nicole Kelsey(1)	78,986	—	78,986	$297,500	27%
(1)	Our Former CLO’s employment was terminated in December 2022, and she was therefore ineligible for a bonus payout for the full year 2022 period.

We believe that the payment of these awards was appropriate because the 2022 cash bonus plan appropriately held our NEOs accountable for achievement of Company goals, and the payouts for first half 2022 (and lack of payouts for full year 2022) were reasonable and appropriate in light of our progress towards our business objectives.

Equity Awards

The LDICC approved equity awards for two executive officers, Mr. Kieftenbeld and Ms. Kelsey, consisting of time-based focal awards for 2022. The LDICC did not grant performance-based equity awards in 2022 given that Messrs. Melo, Alvarez and Kieftenbeld each received significant performance grants in 2021 that remain unvested and unearned for Messrs. Melo and Kieftenbeld.

2022 Focal Equity Awards. With respect to the focal awards, the LDICC determined the allocation of equity awards between stock options and RSU awards after consultation with Compensia, in evaluating the practices of our Peer Group and survey data and in consultation with management, taking into consideration, among other things, the appropriate balance between rewarding previous performance, retention objectives, upside value potential tied to our and the executive officer’s future performance and the mix of the executive officer’s current vested and unvested equity holdings. The size of the focal awards varied among the applicable NEOs based on the value of unvested equity awards already held by him or her, his or her relative contributions during 2021, and anticipated levels of responsibility among the NEOs for key corporate objectives in 2022. The LDICC also considered that Messrs. Melo and Alvarez did not receive focal awards in 2021 and instead received the performance-based equity awards described below. The performance-based awards for Messrs. Melo and Kieftenbeld remain unearned and unvested and require significant additional performance to achieve, which may be difficult over the short to medium term. In May 2022, the LDICC approved (i) a focal award to Mr. Kieftenbeld including an RSU award covering 20,000 units and an option to purchase 200,000 shares of our common stock, subject to the terms described below and (ii) a focal award to Ms. Kelsey of an RSU award covering 10,000 units subject to the terms described below.

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In accordance with our policy regarding equity award grant dates, the focal awards to Mr. Kieftenbeld and Ms. Kelsey were granted on May 23, 2022, the first business day of the week following the week in which such awards were approved, with the exercise price of the stock option granted to Mr. Kieftenbeld set at $2.32 per share, the closing price of our common stock on Nasdaq on such date, in accordance with the terms of the 2020 EIP. This stock option vests over four years, with 25% of the shares subject to the option vesting one year from the vesting commencement date on May 23, 2022, and the remainder vesting over the following three years in equal monthly installments. The RSU awards to Mr. Kieftenbeld and Ms. Kelsey vest in three equal annual installments on June 1 of each of 2023, 2024 and 2025. Each unit granted pursuant to the focal awards represents a contingent right to receive one share of our common stock for each unit that vests.

2021 Performance Equity Awards. We believe that granting performance-based RSU awards incentivizes our executive officers in a manner that aligns their interests with our long-term strategic direction and the interests of our stockholders in support of long-term value creation. As such, in May 2021, the LDICC and our Board approved the following performance-based equity awards, which equity awards remain outstanding, unvested and unearned for our CEO and CFO and continue to provide meaningful incentives to achieve the performance goals noted below and to align their interests with our stockholders over a long-term horizon (the “2021 Performance Equity Awards”):

◾

CEO PSU Award: a grant to Mr. Melo of a performance-vesting restricted stock unit award representing the right to receive up to 6,000,000 shares of our common stock under our 2020 EIP based on the achievement of four specified stock price performance metrics (as detailed below) over a four-year period, contingent upon approval by our stockholders of the CEO PSU Award, which approval was obtained at our 2021 special meeting of stockholders held on July 26, 2021.

◾

CFO PSU Award: a grant to Mr. Kieftenbeld of a performance-vesting restricted stock unit award (the “CFO PSU Award”) representing the right to receive up to 300,000 shares of our common stock under our 2020 EIP on substantially the same terms as the CEO PSU Award.

◾

COO PSU Award: a grant to Mr. Alvarez of a performance-vesting restricted stock unit award (the “COO PSU Award”) representing the right to receive up to 600,000 shares of our common stock under our 2020 EIP subject to the achievement of certain highly strategic operational goals (as detailed below) prior to December 31, 2022.

Our Board and the LDICC believe that the performance metric requiring the sustained achievement of increasing share prices over a four-year performance period continues to incentivize Messrs. Melo and Kieftenbeld over a longer-term horizon and align their respective success with that of our stockholders. In addition, our Board and LDICC determined that the performance metrics under the COO PSU continued to incentivize and retain Mr. Alvarez during 2022 pending the full commissioning and operation of the Company’s manufacturing plant in Barra Bonita, Brazil.

Our Board and the LDICC believe the selected structure and terms of the 2021 Performance Equity Awards (as described in detail below) will continue to motivate our CEO and CFO to perform against challenging and aggressive targets in alignment with our stockholders and will reward each of them for taking actions today that will create sustainable value for our stockholders for years to come.

CEO PSU Award and CFO PSU Award

The CEO PSU Award and CFO PSU Award are performance-based RSU awards with a direct relationship between the value of the equity awards and the fair market value of our common stock; thus Messrs. Melo and Kieftenbeld will receive compensation from their respective awards only to the extent that the Company achieves the

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Executive Compensation  |  2022 Compensation

applicable stock price-based performance milestones. As of March 1, 2023, none of the performance metrics under the CEO PSU Award of CFO PSU Award had been achieved and thus, both the CEO PSU Award and CFO PSU Award remain completely unvested.

Performance Metrics & Vesting. The CEO PSU Award and the CFO PSU Award will be eligible to vest if the Company achieves four separate stock price-based performance metrics (each, a “Stock Price Metric”) from the date of grant through July 1, 2025 (the “Performance Period”) and any portion of the CEO PSU Award or the CFO PSU Award, as applicable, for which performance is achieved will vest subject to Messrs. Melo or Kieftenbeld’s continued service as our CEO and CFO, respectively (“CEO/CFO Service”), with certain limited exceptions, as discussed below.

Stock Price Performance Metrics. Each of the CEO PSU Award and CFO PSU Award is divided into four equal tranches as described in the Performance Metrics Table below (each a “Tranche”). If the Target Volume Weighted Average Price, or “Target VWAP,” as described below, applicable to a Tranche is achieved during the Performance Period, that Tranche’s shares will become eligible to vest subject to the applicable CEO/CFO Service on the applicable vesting dates, as discussed below. The units underlying any Tranche for which performance has been achieved and that are eligible to vest over time are referred to as “Eligible RSUs.” Each unit granted pursuant to the CEO PSU Award and the CFO PSU Award represents a contingent right to receive one share of our common stock for each unit that vests.

Performance Metrics Table

Tranche	Target VWAP	CEO PSU Total Tranche RSUs	CFO PSU Total Tranche RSUs	Earliest Vesting Commencement Date

“Tranche 1”	$22.00	1,500,000 RSUs	75,000 RSUs	Not Applicable

“Tranche 2”	$27.00	1,500,000 RSUs	75,000 RSUs	July 1, 2023

“Tranche 3”	$32.00	1,500,000 RSUs	75,000 RSUs	July 1, 2024

“Tranche 4”	$37.00	1,500,000 RSUs	75,000 RSUs	July 1, 2025

Total:		6,000,000 RSUs	300,000 RSUs

The Stock Price Metric for a Tranche is achieved if the VWAP of our common stock for both a 120-trading day period and the 30-trading day period ending on the final day of the 120-trading day period equal or exceed the Target VWAP set forth in the Performance Metrics Table for such Tranche during the Performance Period. The Tranches will be measured separately and multiple Tranches may be achieved simultaneously.

Our Board or the LDICC will certify whether the Stock Price Metric for any Tranche has been met.

The Target VWAP will be adjusted to reflect events such as a stock split or recapitalization in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the CEO PSU Award and the CFO PSU Award, as applicable.

As further discussed above, our Board and the LDICC consider the Stock Price Metrics to be a challenging hurdle. Our Board and the LDICC set the Stock Price Metrics to drive enhanced stockholder returns, and to further align Messrs. Melo and Kieftenbeld’s compensation opportunities to long-term stockholder interests.

Time-Based Vesting Following Achievement of the Stock Price Metric. Upon our Board’s or the LDICC’s certification of achievement of a Tranche’s Stock Price Metric, 25% of the shares in such Tranche will vest with the remaining 75% vesting over the three subsequent quarters. For all but the first of the four Tranches, vesting will commence no earlier than “Earliest Vesting Commencement Date” for such Tranche set forth in the Performance Metrics Table above. If the Stock Price Metric is achieved after the Earliest Vesting Commencement

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Executive Compensation  |  2022 Compensation

Date, the vesting schedule will commence on the next occurring July 1, October 1, January 1 or April 1. For the first Tranche only, upon achievement of the Stock Price Metric, the vesting schedule will commence on the next occurring July 1, October 1, January 1 or April 1.

Employment Requirement for Continued Vesting. Messrs. Melo or Kieftenbeld, as applicable, must be providing CEO/CFO Services at the time of the achievement of a Tranche’s Stock Price Metric to be eligible to vest in the resulting Eligible RSUs. Mr. Melo must be employed by the Company, as its CEO, and Mr. Kieftenbeld must be employed by the Company, as its CFO, or, in both cases, in another employment position, on each applicable time- based vesting date following the achievement of the applicable Stock Price Metric.

Termination of Employment. Except in the context of a change of control of the Company, there will be no acceleration of vesting of the CEO PSU Award or the CFO PSU Award if the employment of Mr. Melo or

Mr. Kieftenbeld, respectively, is terminated, or if they die or become disabled. In other words, termination of Mr. Melo or Mr. Kieftenbeld’s employment with the Company will preclude their respective ability to earn any then-unvested portion of the CEO PSU Award or CFO PSU Award, as applicable, following the date of his termination.

Change of Control. If the Company experiences a change of control, such as a merger with or purchase by another company, vesting under the CEO PSU Award and CFO PSU Award will not automatically accelerate.

In the event of a change of control of the Company, the performance under the CEO PSU Award and the CFO PSU Award will be determined as of the change of control. For this change of control determination, a Stock Price Metric relating to any Tranche that has not yet been achieved prior to the change of control will be deemed achieved if the per share price (plus the per share fair market value of any other consideration) received by our stockholders in the change of control equals or exceeds the applicable Stock Price Metric. To the extent a Stock Price Metric for a Tranche is achieved upon a change of control, the shares specified for such Tranche will be subject to time-based vesting (the “COC Time-Based RSUs”), and such COC Time-Based RSUs will vest in four equal installments, with the first installment vesting upon the later of the date of the change of control and the Earliest Vesting Commencement Date applicable to such Tranche as set forth in the Performance Metrics Table above and quarterly thereafter (except that the first Tranche will commence vesting on the date of the change of control and quarterly thereafter), subject to the CEO/CFO Service on each such vesting date.

Notwithstanding the foregoing, if the employment of either of Mr. Melo or Mr. Kieftenbeld is terminated without cause or he resigns for good reason in connection with the change of control, any then-unvested Eligible RSUs and then-unvested COC Time-Based RSUs will accelerate, subject to his satisfaction of certain terms and conditions, including, but not limited to delivery of a release of claims, pursuant to the terms of the Severance Plan (as described below) and his related participation agreement thereunder.

To the extent a Stock Price Milestone for a Tranche is not achieved as a result of the change of control of the Company, such Tranche will be forfeited automatically immediately prior to closing of the change of control and will never become vested.

The 2020 EIP provides that any or all outstanding awards issued thereunder, including the CEO PSU Award and CFO PSU Award, may be continued, assumed or substituted (including, but not limited, with payment in cash) by the successor or acquiring corporation (if any) in a change of control of the Company. If the successor or acquiring corporation (if any) of the Company refuses to assume, convert, replace or substitute the CEO PSU Award and CFO PSU Award in connection with a change of control, 100% of Messrs. Melo and Kieftenbeld’s respective then-unvested Eligible RSUs and then-unvested COC Time-Based RSU will accelerate and become vested effective immediately prior to the closing of the change of control.

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Executive Compensation  |  2022 Compensation

The treatment of the CEO PSU Award and CFO PSU Award upon a change of control of the Company is intended to align Messrs. Melo and Kieftenbeld’s interests with the Company’s other stockholders with respect to evaluating potential change of control offers.

Clawback. In the event of a restatement of the Company’s financial statements previously filed with the SEC as a result of material noncompliance with financial reporting requirements (“restated financial results”) that results in a decline of the trading prices of our common stock below the Stock Price Metrics and it is determined to be necessary to complete such a restatement prior to December 31, 2028, the Company may require forfeiture (or repayment, as applicable) of the portion of the CEO PSU Award and/or CFO PSU Award in excess of what would have been earned or paid based on the restated financial results (whether or not the CEO and/or CFO remains an employee of the Company at such time).

COO PSU Award

The COO PSU Award is a performance-vesting RSU award with a direct relationship between the value of the equity awards and the achievement of certain highly strategic operational goals to the Company prior to December 31, 2022. Thus, Mr. Alvarez could receive compensation from his award only to the extent that the Company timely achieved six separate operational performance metrics related to product production, brand launch, and manufacturing facility development (each, a “COO Performance Metric”) from January 1, 2021 through December 31, 2022 (the “COO Performance Period”). Each unit granted pursuant to the COO PSU Award represented a contingent right to receive one share of our common stock for each unit that vested.

Performance Metrics & Vesting. The COO PSU Award, which was up to 600,000 shares of our common stock, was divided into six tranches as described below (each a “COO Tranche”). If the COO Performance Metric applicable to a COO Tranche was achieved during the COO Performance Period, that Tranche’s shares would vest. The units underlying any Tranche for which performance is achieved are referred to as “Eligible RSUs.”

Two of the COO Tranches related to our Reno plant. 90,000 shares under the COO PSU Award would vest upon achievement of certain production goals by December 31, 2021. Another 90,000 shares would vest upon the achievement of certain production transitions by December 31, 2021 and certain plant commission and scale goals by December 31, 2022. In March 2023, the LDICC determined that the COO Tranche relating to certain plant commission and scale goals by December 31, 2021 was 100% achieved (resulting in the vesting of 90,000 shares), and the COO Tranche relating to certain production transitions by December 31, 2021 was 50% achieved (resulting in the vesting of 45,000 shares).

Four of the COO Tranches related to our Barra Bonita plant. 144,000 shares under the COO PSU Award would vest upon achievement of certain construction goals by January 31, 2022. 96,000 shares under the COO PSU Award would vest upon certain plant commission goals by March 31, 2022. 90,000 shares under the COO PSU Award would vest upon achievement of each of the following: (i) certain contract transfer and production plan goals by December 31, 2022, and (ii) certain production goals by December 31, 2022. In March 2023, the LDICC determined that the COO Tranches related to achievement of certain construction goals by January 31, 2022 and certain plant commission goals by March 31, 2022 were 100% achieved (resulting in the vesting of 144,000 shares); the COO Tranches related to certain contract transfer and production plan goals by December 31, 2022 and certain production goals by December 31, 2022 were determined to be 80% achieved (resulting in the vesting of 72,000 shares) and 50% achieved (resulting in the vesting of 45,000 shares) respectively.

The details of the COO PSU Award goals pertain to confidential company development and business plans, the disclosure of which in any additional granularity would result in competitive harm to the Company. Our Board and the LDICC believed that each of these goals would be significantly challenging and would require a high level of performance in order to be achieved.

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Executive Compensation  |  Other Compensation Elements

As described above, in March 2023, the LDICC certified that certain of the COO Performance Metrics had been met and an aggregate of 492,000 Eligible RSUs were determined to have been achieved. Such Eligible RSUs vested two weeks following the certification date.

Clawback. The COO PSU Award is subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by our Board or as required by law during the term of Mr. Alvarez’s service or other service that is applicable to him. In addition to any other remedies available under such policy, applicable law may require the cancellation of the COO PSU Award (whether vested or unvested) and the recoupment of any gains realized with respect to such award.

Other Compensation Elements

Severance Plan

In November 2013, the LDICC adopted the Amyris, Inc. Executive Severance Plan (or the “Severance Plan”). The Severance Plan had an initial term of 36 months and thereafter will be automatically extended for successive additional one-year periods unless we provide six months’ notice of non-renewal prior to the end of the applicable term. In May 2022, the LDICC reviewed the terms of the Severance Plan and approved certain administrative amendments, with no change to the underlying benefits. The LDICC adopted the Severance Plan to provide a consistent severance framework for our executive officers that aligns with peer practices. The terms of the Severance Plan, including the potential amounts payable under the Severance Plan and related defined terms, are described in detail below under “Potential Payments upon Termination and upon Termination Following a Change in Control.” All of our NEOs, and all senior level employees of the Company that are eligible to participate in the Severance Plan (or, collectively, the “participants”), have entered into participation agreements to participate in the Severance Plan. Generally, the payments and benefits under the Severance Plan supersede and replace any rights the participants had in connection with any change of control or severance benefits contained in such participants’ employment offer letters, equity award agreements or any other agreement that specifically relates to accelerated vesting of equity awards; provided, that (i) our CEO, CFO and COO are entitled to the rights and benefits provided for in their respective 2021 Performance Equity Awards in connection with a change of control of the Company, as described above and (ii) in the event of any conflict between the terms of the respective 2021 Performance Equity Awards and the Severance Plan relating to accelerated vesting of equity awards, the terms of each respective 2021 Performance Equity Award will govern and control.

We believe that the Severance Plan appropriately balances our need to offer a competitive level of severance protection to our executive officers and to induce them to remain at the Company through the potentially disruptive conditions that may exist around the time of a change of control of the Company, while not unduly rewarding executive officers for a termination of their employment.

The Severance Plan does not provide for the gross-up of any excise taxes imposed by section 4999 of the Internal Revenue Code (the “Code”). If any of the severance benefits payable under the change in control plan would constitute a “parachute payment” within the meaning of section 280G of the Code, subject to the excise tax imposed by section 4999 of the Code, the change in control plan provides for a best after-tax analysis with respect to such payments, under which the executive will receive whichever of the following two alternative forms of payment would result in the executive’s receipt, on an after-tax basis, of the greater amount of the transaction payment notwithstanding that all or some portion of the transaction payment may be subject to the excise tax: (i) payment in full of the entire amount of the transaction payment, or (ii) payment of only a part of the transaction payment so that the executive receives the largest payment possible without the imposition of the excise tax.

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Executive Compensation  |  Other Compensation Elements

Other Executive Benefits and Perquisites

We provide the following benefits to our executive officers on the same basis as other eligible employees:

◾	health insurance;

◾	time off and sick days;

◾	life insurance and supplemental life insurance;

◾	short-term and long-term disability; and

◾	a Section 401(k) plan with an employer matching contribution (50% match of up to the first 6% of eligible compensation).

We believe that these benefits are generally consistent with those offered by other companies with which we compete for executive talent.

In hiring new executive officers who agree to relocate to Northern California, we have agreed in certain instances to pay relocation and travel expenses, including housing and rental car expenses. Given the high cost of living in the San Francisco Bay Area relative to most other metropolitan areas in the United States, we believe that for us not to be limited to hiring executive officers located near our headquarters in Emeryville, California, we must be willing to offer to pay an agreed upon amount of relocation costs, as necessary.

56    AMYRIS, INC. 2023 PROXY STATEMENT

Executive Compensation  |  Additional Compensation Information

Additional Compensation Information

Other Compensation Practices and Policies

The following additional compensation practices and policies applied to our executive officers in 2022:

Timing of Equity Awards. The timing of equity awards has been determined by our Board or the LDICC based on our Board’s or the LDICC’s view at the time regarding the adequacy of executive equity interests for purposes of retention and motivation.

As in prior years, in November 2022, our Board and the LDICC, respectively, ratified our existing policy regarding equity award grant dates in an effort to ensure the integrity of the equity award granting process. The original policy was adopted in March 2011. Under the policy, equity awards are generally granted on the following schedule:

◾	For equity awards to ongoing executive officers, the grant date is the first business day of the week following the week in which the award is approved; and

◾

For equity awards to newly hired executive officers, the grant date is the first business day of the week following the later of the week in which the award is approved or the week in which the new hire commences his or her employment.

Compensation Recovery Policy. Other than with respect to the CEO PSU Award, CFO PSU Award, and COO PSU Award, as described above, we do not have a formal policy regarding adjustment or recovery of awards or payments if the relevant performance measures upon which they are based are restated or otherwise adjusted in a manner that would reduce the size of the award or payment. Under those circumstances, our Board or the LDICC would evaluate whether adjustments or recoveries of awards or payments were appropriate based upon the facts and circumstances surrounding the restatement or other adjustment. Our Board intends to adopt a policy regarding restatements in compliance with the new SEC and related Nasdaq regulations requiring listed companies to have a policy that requires repayment of incentive compensation that was paid to current or former executive officers in the three fiscal years preceding any restatement due to material noncompliance with financial reporting requirements.

Stock Ownership Policy. We have not established stock ownership or similar guidelines with regard to our executive officers. All of our executive officers currently have a direct or indirect, through their stock option holdings, equity interest in the Company and we believe that they regard the potential returns from these interests as a significant element of their potential compensation for services to us.

Insider Trading Policy and Hedging/Pledging Prohibition. We have adopted an Insider Trading Policy that, among other things, prohibits our employees, officers and the non-employee members of our Board from trading in our securities while in possession of material, non-public information. In addition, under our Insider Trading Policy, our employees, officers and the non-employee members of our Board may not (1) engage in transactions involving options or other derivative securities on the Company’s securities, such as puts and calls, whether on an exchange or in any other market (however, they may accept and exercise compensatory equity grants issued by the Company); (2) engage in hedging or monetization transactions involving the Company’s securities; (3) use or pledge Company securities as collateral in a margin account or as collateral for a loan (unless approved by our Compliance Officer); or (4) engage in short sales of the Company’s securities, including short sales “against the box.”

Accounting and Tax Considerations

Under ASC 718, the Company is required to estimate the fair value of each equity award (including stock options and RSUs) and record the compensation expense over the underlying vesting period each award. We record

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Executive Compensation  |  Additional Compensation Information

share-based compensation expense on an ongoing basis according to ASC 718. The LDICC has considered, and may in the future consider, the grant of performance-based or other types of stock awards to executive officers in lieu of or in addition to stock option and time-based RSU grants in light of the accounting impact of ASC 718 and other considerations.

Generally, Section 162(m) of the Code disallows a federal income tax deduction for public corporations of remuneration in excess of $1 million paid for any fiscal year to their chief executive officer, chief financial officer and up to three other executive officers whose compensation is required to be disclosed to their stockholders under the Exchange Act because they are our most highly-compensated executive officers. While the LDICC has not adopted a formal policy regarding tax deductibility of the compensation paid to our executive officers, tax deductibility under Section 162(m) is one factor that is considered in its compensation deliberations.

The LDICC seeks to balance the cost and benefit of tax deductibility with our executive compensation goals that are designed to promote long-term stockholder interest. Therefore, the LDICC may, in its discretion, authorize compensation payments that do not consider the deductibility limit imposed by Section 162(m) when it believes that such payments are appropriate to attract and retain executive talent and are in the best interests of the Company and our stockholders. Accordingly, we expect that a portion of our future cash compensation and equity awards to our executive officers will not be deductible under Section 162(m).

Leadership, Development, Inclusion, and Compensation Committee Report*

The LDICC has reviewed and discussed with management the “Compensation Discussion and Analysis” contained in this Proxy Statement. Based on this review and discussion, the LDICC recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Amyris, Inc. Leadership, Development, Inclusion, and Compensation Committee of the Board

Ana Dutra

James McCann (Chair)

Steven Mills

Julie Spencer Washington

* The material in this report is not “soliciting material,” is not deemed “filed” with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of Amyris, Inc. under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

58    AMYRIS, INC. 2023 PROXY STATEMENT

Executive Compensation  |  Summary Compensation Table

Summary Compensation Table

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Award ($)(1)	Option Award ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)		All Other Compensation ($)		Total ($)

John Melo, CEO	2022	750,000		—		—	—	199,125		18,552	(3)	967,677

	2021	712,500	(4)	532,650	(5)	70,564,997	—	696,480		—		72,506,627

	2020	646,667	(6)	—		—	—	698,246		—		1,344,913

Han Kieftenbeld, CFO	2022	497,500	(7)	—		46,400	384,820	138,060		9,150	(8)	1,075,930

	2021	450,000	(9)	182,248	(10)	5,767,250	—	434,060		8,880	(11)	6,842,438

	2020	332,500	(12)	125,000	(13)	745,050	187,104	359,666		675	(14)	1,749,995

Eduardo Alvarez, COO	2022	537,500	(15)	—		—	—	148,680		1,440	(16)	687,620

	2021	500,000		164,400	(17)	8,034,000	—	577,950		1,440	(16)	9,277,790

	2020	500,000		—		579,000	145,555	458,235		1,440	(16)	1,684,320

Nicole Kelsey, Former CLO	2022	425,000		—		23,200	—	78,986	(18)	9,150	(8)	536,336

	2021	413,750	(19)	42,778	(20)	669,500	268,075	158,187		8,700	(21)	1,560,990

	2020	395,000		—		115,800	72,778	139,405		7,125	(22)	730,108

(1)

The amounts in the “Stock Awards” and “Option Awards” columns reflect the aggregate grant date fair value of such awards computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. A Monte Carlo simulation is used to calculate the fair value of PSUs with service and market-based vesting conditions, as applicable. The assumptions made in the valuation of the awards are discussed in Note 13, “Stock-based Compensation” of “Notes to Consolidated Financial Statements” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022. These amounts do not correspond with the actual value that may be recognized by our named executive officers.

(2)

Payments under our 2022 cash bonus plan are included in the column entitled “Non-Equity Incentive Plan Compensation,” as they were based upon satisfaction of pre-established performance targets, the outcome of which was substantially uncertain.

(3)	Includes $18,522 for travel expenses.
(4)	Mr. Melo’s base salary was increased from $650,000 to $750,000, effective May 16, 2021.
(5)

Consists of (a) a $400,000 cash bonus, which was approved by the LDICC in May 2021 to be granted to Mr. Melo in recognition of his extraordinary efforts in negotiating, structuring and consummating certain transformative transactions for the Company in the first quarter of 2021, including the sale of exclusive rights to the Company’s flavor and fragrance product portfolio DSM Nutritional Products Ltd. and (b) the amount approved by the LDICC, in its discretion, which exceeded the applicable funded level for each of the CEO’s quarterly bonus payments in the second, third and fourth quarters of 2021.

(6)	Mr. Melo’s base salary was increased from $630,000 to $650,000, effective March 1, 2020.
(7)	Mr. Kieftenbeld’s base salary was increased from $460,000 to $520,000, effective May 16, 2022.
(8)	Includes 401(k) plan employer matching contributions in 2022.
(9)	Mr. Kieftenbeld’s base salary was increased from $420,000 to $460,000, effective April 1, 2021.
(10)

Consists of (a) a $100,000 cash bonus, which was approved by the LDICC in May 2021 to be granted to Mr. Kieftenbeld in recognition of his extraordinary efforts in procuring and negotiating a licensing transaction with Ingredion Incorporated and (b) the amount approved by the LDICC, in its discretion, which exceeded the applicable funded level for each of the CFO’s quarterly bonus payments in the second, third and fourth quarters of 2021.

(11)	Includes 401(k) plan employer matching contributions in 2021.
(12)	Mr. Kieftenbeld’s base salary for 2020 was $420,000, effective upon March 1, 2020, his date of hire.
(13)	In 2020 Mr. Kieftenbeld received a sign-on bonus paid in connection with his appointment as CFO.
(14)	Includes 401(k) plan employer matching contributions in 2020.
(15)	Mr. Alvarez’ base salary was increased from $500,000 to $520,000, effective May 16, 2022.
(16)	Includes $1,440 as a stipend for waiving medical benefits.
(17)

Consists of (a) a cash bonus of $75,000 which was approved by the LDICC in May 2021 to be granted to Mr. Alvarez in recognition of his extraordinary efforts in assisting in the negotiation and closing of the transaction with Ingredion Incorporated and (b) the amount approved by the LDICC, in its discretion, which exceeded the applicable funded level for each of the COO’s quarterly bonus payments in the second, third and fourth quarters of 2021.

(18)	Ms. Kelsey’s employment was terminated in December 2022, and she was therefore ineligible for a bonus payout for the full year 2022 period.
(19)	Ms. Kelsey’s base salary was increased from $395,000 to $425,000, effective May 16, 2021.

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Executive Compensation  |  Narrative Disclosure to Summary Compensation Table

(20)

Consists of (a) a cash bonus of $5,000 which was approved by the LDICC in December 2021 to be granted to Ms. Kelsey in recognition of her efforts in resolving a government investigation and (b) the amount approved by the LDICC, in its discretion, which exceeded the applicable funded level for each of the CLO’s quarterly bonus payments in the second, third and fourth quarters of 2021.

(21)	Includes 401(k) plan employer matching contributions in 2021.
(22)	Includes 401(k) plan employer matching contributions in 2020.

Narrative Disclosure to Summary Compensation Table

The material terms of our named executive officers’ annual compensation, including base salaries, cash bonuses, our equity award granting practices and severance benefits and explanations of decisions for cash and equity compensation during 2022 are described above under “Executive Compensation—Compensation Discussion and Analysis.” As noted below under “Agreements with Executive Officers,” except for certain terms contained in their employment offer letters, equity award agreements and participation agreements entered into in connection with our Executive Severance Plan, none of our named executive officers has entered into a written employment agreement with us.

Grants of Plan-Based Awards in 2022

The following table sets forth information regarding grants of compensation in the form of plan- based awards made during 2022 to our named executive officers.

	Grant Date(1)	Approval Date of Grant(1)	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)		All Other Option Awards: Number of Securities Underlying Options (#)(4)		Exercise or Base Price of Option Awards ($/Sh)(5)	Grant Date Fair Value of Stock and Option Awards ($)(6)

Name			Threshold ($)(2)	Target ($)(2)	Maximum ($)(2)

John Melo	—	—	375,000	750,000	1,500,000	—		—		—	—

Han Kieftenbeld	5/23/2022	5/17/2022	260,000	520,000	1,040,000	20,000	(7)	200,000	(8)	2.32	431,220

Eduardo Alvarez	—	—	280,000	560,000	1,120,000	—		—		—	—

Nicole Kelsey(9)	5/23/2022	5/17/2022	148,750	297,500	595,000	10,000	(7)	—		—	23,200

(1)

Our Board has adopted a policy regarding the grant date of equity awards under which the grant date of equity awards generally would be, for awards to ongoing employees, the first business day of the week following the week in which the award was approved by the LDICC or, for new hire awards, the first business day of the week following the later of the week in which the award is approved by the LDICC or the week in which the new hire commences his or her employment.

(2)

In November 2021, the LDICC approved our 2022 cash bonus plan, a non-equity incentive plan, under which the eligible amounts reported under “Estimated Possible Payouts Under Non-Equity Incentive Plan Awards” were based. The terms of the plan and actual amounts paid out under the plan are discussed above in this Proxy Statement under “Executive Compensation—2022 Compensation—Cash Bonuses” and the amounts paid out under the plan are included in the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table” above. The estimated possible payouts as of December 31, 2022 shown in this table reflect the potential incentive awards that could have been paid for the first half and annual periods of 2022 at the threshold, target and maximum levels for each individual.

(3)	Amounts in this column represent RSU awards granted under the 2020 EIP.
(4)	Amounts in this column represent stock option awards granted under the 2020 EIP.
(5)

The exercise price per share of the stock options listed in the table above is the closing price of our common stock on Nasdaq on the Grant Date, which represents the fair value of our common stock on the same date. RSU awards do not have any exercise price.

(6)

Reflects the grant date fair value of each award computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. The assumptions made in the valuation of the awards are discussed in Note 13, “Stock-based Compensation” of “Notes to Consolidated Financial Statements” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

(7)

These RSUs vest in three equal annual installments, with the first one-third of the units vesting on June 1, 2023, subject to continued service through each vesting date. Such restricted stock units are subject to acceleration of vesting upon termination of employment, as further described below under “Potential Payments upon Termination Following a Change in Control.”

60    AMYRIS, INC. 2023 PROXY STATEMENT

Executive Compensation  |  Outstanding Equity Awards

(8)

These stock options have four year vesting schedule, with 25% of the shares subject to the stock options vesting on May 23, 2023 with the remainder vesting over the following three years in equal monthly installments, subject to continued service through each vesting date. Such stock options are subject to acceleration of vesting upon termination of employment following a change of control, as further described below under “Potential Payments upon Termination Following a Change in Control.”

(9)	Ms. Kelsey’s employment was terminated in December 2022. She was therefore ineligible for a bonus payout for the full year 2022 period and her 2022 equity grants were canceled upon her termination.

Outstanding Equity Awards

The following table sets forth information regarding outstanding equity awards held by our named executive officers as of December 31, 2022.

	Option Awards						Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Securities Underlying Unexercised Options (#)(1) Unexercisable		Option Exercise Price ($/Sh)	Option Expiration Date		Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(2)

John Melo	24,066	—		43.05	6/3/2023		—		—

	20,000	—		52.65	5/5/2024		—		—

	28,333	—		29.40	6/8/2025		—		—

	6,000	—		24.45	11/9/2025		—		—

	28,333	—		8.85	5/16/2026		—		—

	20,000	—		3.16	6/12/2027		—		—

	4,161	—		3.74	1/14/2029		—		—

	—	—		—	—		6,000,000	(3)	9,180,000

Han Kieftenbeld	20,390	2,110	(4)	2.46	3/30/2030		—		—

	28,125	21,875	(5)	3.86	8/10/2030		—		—

	—	200,000	(6)	2.32	5/23/2032		—		—

	—	—		—	—		50,000	(7)	76,500

	—	—		—	—		66,666	(8)	101,999

	—	—		—	—		300,000	(3)	459,000

	—	—		—	—		20,000	(9)	30,600

Eduardo Alvarez	30,000	—		2.89	10/23/2027		—		—

	28,125	21,875	(5)	3.86	8/10/2030		—		—

							50,000	(7)	76,500

	—	—		—	—		600,000	(3)	918,000

Nicole Kelsey	9,000	—		2.49	3/30/2023	(10)	—		—

	50,000	—		5.08	3/30/2023	(10)	—		—

	14,062	—		3.86	3/30/2023	(10)	—		—

	9,895	—		13.39	3/30/2023	(10)	—		—
(1)

In addition to the specific vesting schedule for each award, each unvested award is subject to the general terms of the 2010 EIP or 2020 EIP Plan, as applicable, including the potential for future vesting acceleration of vesting upon termination of employment in connection with a change of control, as further described below under “Potential Payments upon Termination and upon Termination Following a Change of Control.”

(2)

The market values of the RSU awards that have not yet vested are calculated by multiplying the number of shares underlying the RSU or PSU awards shown in the table by $1.53, the closing price of our ordinary shares on December 30, 2022 (last market day of year before December 31, 2022).

(3)

These RSUs are subject to performance-based vesting conditions subject to continued service through each vesting date. Such RSUs are also subject to acceleration of vesting upon termination of employment in connection with a change of control, as further described below under “Potential Payments upon Termination and upon Termination Following a Change in Control.”

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Executive Compensation  |  Option Exercises and Stock Vested During 2022

(4)	The unexercisable shares subject to this stock option award as of December 31, 2022 will vest monthly from January 1, 2023 to March 16, 2023.
(5)	The unexercisable shares subject to this stock option award as of December 31, 2022 will vest monthly from January 1, 2023 to September 1, 2024.
(6)

The unexercisable shares subject to this stock option award as of December 31, 2022 will vest as to 25% of the shares on May 23, 2023, with the remainder vesting in equal monthly installments over the following three years.

(7)	RSUs awarded on August 10, 2020 vest in equal annual installments over three years with the first installment vesting on September 1, 2021.
(8)	RSUs awarded on May 24, 2021 vest in equal annual installments over three years with the first installment vesting on June 1, 2022.
(9)	RSUs awarded on May 23, 2022 vest in equal annual installments over three years with the first installment vesting on June 1, 2023.
(10)	Expiration date reflects a 3-month exercisability period after the termination of Ms. Kelsey’s employment in December 2022.

Option Exercises and Stock Vested During 2022

The following table sets forth information regarding the exercise of options and vesting of RSUs held by our named executive officers during 2022.

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)

John Melo	—	—	175,000	337,750

Han Kieftenbeld	—	—	117,084	298,818

Eduardo Alvarez	—	—	50,000	140,500

Nicole Kelsey	—	—	26,667	67,434

(1)

Value realized on vesting is calculated by multiplying the number of units vesting by the closing price of our common stock on Nasdaq on the date of vesting (or most recent closing price in the event the date of vesting falls on a non-trading day).

Pension Benefits

None of our named executive officers participates in, or has an account balance in, a qualified or non-qualified defined benefit plan sponsored by us.

Non-Qualified Deferred Compensation

None of our named executive officers participates in, or has account balances in, a traditional non-qualified deferred compensation plan or any other deferred compensation plan maintained by us.

Potential Payments upon Termination and upon Termination Following a Change in Control

In November 2013, the LDICC adopted the Amyris, Inc. Executive Severance Plan (or the “Severance Plan”). The Severance Plan had an initial term of 36 months and thereafter will be automatically extended for successive additional one-year periods unless we provide six months’ notice of non-renewal prior to the end of the applicable term. In May 2022, the LDICC reviewed the terms of the Severance Plan and elected to allow it to automatically renew. The LDICC adopted the Severance Plan to provide a consistent and updated severance framework for our executive officers that aligns with peer practices. All of our named executive officers, and all senior level employees of Amyris that are eligible to participate in the Severance Plan (or, collectively, the “participants”), have entered into participation agreements under the Severance Plan. Generally, the payments and benefits under the Severance Plan supersede and replace any rights the participants have in connection with any change of control or severance benefits contained in such participants’ employment offer letters, equity award agreements or any

62    AMYRIS, INC. 2023 PROXY STATEMENT

Executive Compensation  |  Potential Payments upon Termination and upon Termination Following a Change in Control other agreement that specifically relates to accelerated vesting of equity awards; provided, that (i) our CEO, CFO and COO are entitled to the rights and benefits provided for in their respective 2022 Performance Equity Awards in connection with a change of control of Amyris, as described above and (ii) in the event of any conflict between the terms of the respective 2021 Performance Equity Awards and the Severance Plan relating to accelerated vesting of equity awards, the terms of each respective 2021 Performance Equity Award would govern and control.

Upon the execution of a participation agreement, the participants are eligible for the following payments and benefits under the Severance Plan.

Upon termination by us of a participant’s employment other than for “cause” (as defined below) or the death or disability of the participant, or upon resignation by the participant of such participant’s employment for “good reason” (as defined below) (collectively referred to as an “Involuntary Termination”), the participant becomes eligible for the following severance benefits:

◾	12 months of base salary continuation (18 months for our CEO)

◾	12 months of health benefits continuation (18 months for our CEO)

Upon an Involuntary Termination of a participant at any time within the period beginning three months before and ending 12 months after a change of control (as defined below) of the Company, the participant becomes eligible for the following severance payments and benefits:

◾	18 months of base salary continuation (24 months for our CEO)

◾	18 months of health benefits continuation (including for our CEO)

◾	Automatic acceleration of vesting and exercisability of all outstanding equity awards then held by the participant

In each case, the payments and benefits are contingent upon the participant complying with various requirements, including non-solicitation and confidentiality obligations to us, and on execution, delivery and non-revocation by the participant of a standard release of claims in favor of the Company within 60 days of the participant’s separation from service (as defined in Section 409A of the Code). The payments and benefits are subject to forfeiture if, among other things, the participant breaches any of his or her obligations under the Severance Plan and related agreements. The payments and benefits are also subject to adjustment and deferral based on applicable tax rules relating to change-in-control payments and deferred compensation.

Under the Severance Plan, “cause” generally encompasses the participant’s: (i) gross negligence or intentional misconduct; (ii) failure or inability to satisfactorily perform any assigned duties; (iii) commission of any act of fraud or misappropriation of property or material dishonesty; (iv) conviction of a felony or a crime involving moral turpitude; (v) unauthorized use or disclosure of the confidential information or trade secrets of Amyris or any of our affiliates that use causes material harm to Amyris; (vi) material breach of contractual obligations or policies; (vii) failure to cooperate in good faith with investigations; or (viii) failure to comply with confidentiality or intellectual property agreements. Prior to any determination that “cause” under the Severance Plan has occurred, we are generally required to provide notice to the participant specifying the event or actions giving rise to such determination and a 10-day cure period (30 days in the case of failure or inability to satisfactorily perform any assigned duties).

Under the Severance Plan, “good reason” generally means: (i) a material reduction of the participant’s role at Amyris; (ii) certain reductions of base salary; (iii) a workplace relocation of more than 50 miles; or (iv) our failure to obtain the assumption of the Severance Plan by a successor. In order for a participant to assert good reason for his or her resignation, he or she must provide us written notice within 90 days of the occurrence of the condition and allow us 30 days to cure the condition. Additionally, if we fail to cure the condition within the cure period, the participant must terminate employment with us within 30 days of the end of the cure period.

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Executive Compensation  |  Potential Payments upon Termination and upon Termination Following a Change in Control

Under the Severance Plan, a “change of control” will generally be deemed to occur if (i) Amyris completes a merger or consolidation after which Amyris’s stockholders before the merger or consolidation do not own at least a majority of the outstanding voting securities of the acquiring or surviving entity after such merger or consolidation, (ii) Amyris sells all or substantially all of its assets, (iii) any person or entity acquires more than 50% of Amyris’s outstanding voting securities or (iv) a majority of Amyris’s directors cease to be directors over any one-year period.

To the extent any severance benefits to a named executive officer constitute deferred compensation subject to Section 409A of the Code and such officer is deemed a “specified employee” under Section 409A, we will defer payment of such benefits to the extent necessary to avoid adverse tax treatment.

For a description of the treatment of the CEO PSU Award, CFO PSU Award and COO PSU Award upon change of control and/or subsequent protected termination, please see “Executive Compensation—Compensation Discussion and Analysis—2022 Compensation—Equity Awards.”

The following table summarizes the potential amounts payable to each of our named executive officers under the Severance Plan upon an Involuntary Termination (i) other than in connection with a change of control of the company and (ii) in connection with a change of control of the company, assuming in each case, that such Involuntary Termination occurred on December 31, 2022.

	Involuntary Termination Not in Connection with a Change of Control			Involuntary Termination in Connection with a Change of Control

Name	Base Salary	Continuing Health Benefits	Value of Accelerated Options or Shares(1)	Base Salary	Continuing Health Benefits	Value of Accelerated Options or Shares(2)

John Melo	1,125,000	55,790	—	1,500,000	55,790	9,180,000

Han Kieftenbeld	497,500	26,431	—	746,250	39,646	668,099

Eduardo Alvarez(3)	537,500	—	—	806,250	—	994,500

Nicole Kelsey	425,000	21,667	—	637,500	32,500	81,599
(1)	Accelerated vesting is only applicable in the event of an Involuntary Termination in connection with a change of control.
(2)

With respect to outstanding options as of December 31, 2022, calculated by multiplying the number of shares underlying unvested stock options that would vest as a result of an Involuntary Termination following a change of control by the excess of $1.53, the closing price of our common stock on Nasdaq on December 30, 2022, over the exercise price of the stock options. Unvested stock options with exercise prices higher than $1.53 are excluded from the calculation. With respect to outstanding restricted stock units as of December 31, 2022, calculated by multiplying the number of outstanding unvested restricted stock units that would vest as a result of an Involuntary Termination following a change of control by $1.53, the closing price of our common stock on Nasdaq on December 30, 2022. Assumes that the per share price common stock price received by the shareholders in the change of control is measured to be below all Stock Price Milestones of the CEO PSU Award and the CFO PSU Award. For a complete discussion on how the CEO PSU Award and the CFO PSU Award are treated upon a change of control, see “Executive Compensation—Compensation Discussion and Analysis—2022 Compensation—Equity Awards—2021 Performance Equity Awards—CEO PSU Award and CFO PSU Award.”

(3)

Mr. Alvarez’s COO PSU Award agreement provides that if the Company experiences a change of control during the COO Performance Period, the COO Performance Metric for any COO Tranche that has not yet been achieved will be deemed achieved effective as of immediately prior to the closing of the change of control. The resulting “achieved” PSUs (the “COO COC RSUs”) will be unvested on the closing date and will vest on December 31, 2022, subject to Mr. Alvarez’s continuous Service on the closing date and on such vesting date, with such COO COC RSUs accelerating in full upon a termination without cause or resignation of good reason, as provided in the Severance Plan. For a complete discussion on how the COO PSU Award is treated upon a change of control, see “Executive Compensation—Compensation Discussion and Analysis—2022 Compensation—Equity Awards—2021 Performance Equity Awards—COO PSU Award.”

64    AMYRIS, INC. 2023 PROXY STATEMENT

Executive Compensation
|  Pay versus Performance Disclosure

Pay versus Performance Disclosure
As required by Item 402(v) of Regulation S-K, we are providing the following information about the relationship between the compensation actually paid to our named executive officers and certain aspects of our financial performance.

				Pay Versus Performance

							Value of Initial Fixed $100 Investment Based On:

Year (a)	Summary Compensation Table Total for PEO 1 (b)	Compensation Actually Paid for PEO 2 (c)		Average Summary Compensation Table Total for Non-PEO NEOs 3 (d)	Average Compensation Actually Paid for Non-PEO NEOs 4 (e)		Total Shareholder Return 5 (f)	Peer Group Total Shareholder Return 6 (g)	Net Income (h)		Company- Selected Measure: Revenue 7 (i)

2022	$967,677	-$	17,926,323	$766,629	-$	978,600	$50	$117	-$	528,510,000	$269,847,000

2021	$72,506,627		$24,624,317	$5,893,739		$3,301,256	$175	$174	-$	270,969,000	$341,817,000

2020	$1,344,913		$3,842,102	$1,388,141		$1,892,254	$200	$144	-$	331,039,000	$173,137,000

(1)
Am
o
unts reported in column (b) represent the amount of total compensation reported for John Melo (our “PEO”) for each corresponding covered year in the “Total” column of the Summary Compensation Table for each applicable year.

(2)
Amounts reported in column (c) represent the compensation actually paid to our PEO, based on their respective total compensation
r
eported in the Summary Compensation Table for the indicated fiscal years and adjusted as shown in the table below:

PEO

				2020	2021		2022

	Summary Compensation Table-Total Compensation	(a	)	$1,344,913		$72,506,627		$967,677

-	Grant Date Fair Value of Stock Awards and Option Awards Granted in Fiscal Year	(b	)	—		$70,564,997		—

+	Fair Value at Fiscal Year End of Outstanding and Unvested Stock Awards and Option Awards Granted in Fiscal Year	(c	)	—		$20,865,000		—

+	Change in Fair Value of Outstanding and Unvested Stock Awards and Option Awards Granted in Prior Fiscal Years	(d	)	$2,265,160	-$	133,875	-$	18,285,000

+	Fair Value at Vesting of Stock Awards and Option Awards Granted in Fiscal Year That Vested During Fiscal Year	(e	)	—		$2,125,464		—

+	Change in Fair Value as of Vesting Date of Stock Awards and Option Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	(f	)	$232,030		$1,911,098	-$	609,000

-	Fair Value as of Prior Fiscal Year End of Stock Awards and Option Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	(g	)	—		$2,085,000		—

=	Compensation Actually Paid			$3,842,102		$24,624,317	-$	17,926,323
(a)	Represents Total Compensation as reported in the Summary Compensation Table for the indicated fiscal year.
(b)	Represents the aggregate grant date fair value of the stock awards and option awards granted to the PEO during the indicated fiscal year, computed in accordance with FASB ASC 718.
(c)
Represents the aggregate fair value as of the indicated fiscal year-end
of the PEO’s outstanding and unvested stock awards and option awards granted during such fiscal year, computed in accordance with FASB ASC 718.

(d)
Represents the aggregate change in fair value during the indicated fiscal year of the outstanding and unvested stock awards and option awards held by the PEO as of the last day of the indicated fiscal year, computed in accordance with FASB ASC 718 and, for awards subject to performance-based vesting conditions, based on the probable outcome of such performance-based vesting conditions as of the last day of the fiscal year.

(e)	Represents the aggregate fair value at vesting of the stock awards and option awards that were granted to the PEO and vested during the indicated fiscal year, computed in accordance with FASB ASC 718.

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2023 PROXY STATEMENT
65

Executive Compensation
|  Pay versus Performance Disclosure

(f)
Represents the aggregate change in fair value, measured from the prior fiscal year-end
to the vesting date, of each stock award and option award held by the PEO that was granted in a prior fiscal year and which vested during the indicated fiscal year, computed in accordance with FASB ASC 718.

(g)
Represents the aggregate fair value as of the last day of the prior fiscal year of the PEO’s stock awards and option awards that were granted in a prior fiscal year and which failed to meet the applicable vesting conditions in the indicated fiscal year, computed in accordance with FASB ASC 718.

3.
Amounts reported in column (d) represent the
av
erage of the amounts of total compensatio
n
r
e
ported for our non-PEO named executive officers (our “Non-PEO NEOs”) as a group for each covered year in the “Total” column of the Summary Compensation Table for each applicable year. For 2020, 2021, and 2022, the Non-PEO NEOs were Han Kieftenbeld, Eduardo Alvarez and Nicole Kelsey.

4.
Amounts reported in column (e) represent the compensation actually paid to the Non-PE
O
NEOs in the indicated fiscal year, based on the average total compensation for such Non-PEO NEOs reported in the Summary Compensation Table for the indicated fiscal years and adjusted as shown in the table below:

Non-PEO NEO Average

				2020		2021		2022

	Summary Compensation Table - Total Compensation	(a	)		$1,388,141		$5,893,739		$766,629

-	Grant Date Fair Value of Stock Awards and Option Awards Granted in Fiscal Year	(b	)		$615,096		$4,912,942		$151,473

+	Fair Value at Fiscal Year End of Outstanding and Unvested Stock Awards and Option Awards Granted in Fiscal Year	(c	)		$1,070,743		$1,731,569		$83,381

+	Change in Fair Value of Outstanding and Unvested Stock Awards and Option Awards Granted in Prior Fiscal Years	(d	)		$51,376	-$	87,487	-$	1,349,103

+	Fair Value at Vesting of Stock Awards and Option Awards Granted in Fiscal Year That Vested During Fiscal Year	(e	)		—		—		—

+	Change in Fair Value as of Vesting Date of Stock Awards and Option Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	(f	)	-$	2,909		$676,376	-$	214,766

-	Fair Value as of Prior Fiscal Year End of Stock Awards and Option Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	(g	)		—		—		$113,268

=	Compensation Actually Paid				$1,892,254		$3,301,256	-$	978,600
(a)	Represents the average Total Compensation as reported in the S u mmar y C ompensatio n Table for the reported Non-PEO NEOs in the indicated fiscal year.
(b)
Represents the average aggregate grant date fair value of the stock awards and option awards granted to the reported Non-PEO NEOs during the indicated fiscal year, computed in accordance with FASB ASC 71
8
.

(c)
Represents the average aggregate fair value as of the indicated fiscal year-end
of the reported Non-PEO NEOs’ outstanding and unvested stock awards and option awards granted during such fiscal year, c
o
mputed i
n
accordance with FASB ASC 718.

(d)
Represents the average aggregate change in fair value during the indicated fiscal year of the outstanding and unvested stock awards and option awards held by the reported Non-PEO NEOs as of the last day of the indicated fiscal year, computed in accordance with FASB ASC 718 and, for awards subject to performance-based vesting conditions, based on the probable outcome of such performance-based vesting conditions as of the last day of the fiscal year.

(e)
Represents the average aggregate fair value at vesting of the stock awards and option awards that were granted to the reported
Non-PEO
NEOs and vested during the indicated fiscal year, computed in accordance with FASB ASC 718.

(f)
Represents the average aggregate change in fair value, measured from the prior fiscal year-end
to the vesting date, of each stock award and option award held by the reported Non-PEO NEOs that was granted in a prior fiscal year and which vested during the indicated fiscal year, computed in accordance with FASB ASC 718.

(g)
Represents the average aggregate fair value as of the last day of the prior fiscal year of the reported Non-PEO NEOs’ stock awards and option awards that were granted in a prior fiscal year and which failed to meet the applicable vesting conditions in the indicated fiscal year, computed in accordance with FASB ASC 718.

(5)
Pursuant to rules of the SEC, the comparison assumes $100 was invested on December 31, 2019 in our common stock. Historic stock price performance is not necessarily indicative of future stock price performance.

(6)	The TSR Peer Group consists of the Nasdaq Composite Index, an independently prepared index.

66

AMYRIS, INC.

2023 PROXY STATEMENT

Executive Compensation
|  Pay versus Performance Disclosure

(7)
As noted in our CD&A, for 2022, the LDICC determined that revenue growth continues to be viewed as a key metric of our business performance and aligned with long term stockholder value creation. Revenue is calculated in accordance with U.S. GAAP.

Relationship Between Pay and Performance

AMYRIS, INC.
2023 PROXY STATEMENT
67

Executive Compensation
|  Pay versus Performance Disclosure

We believe the “Compensation Actually Paid” in each of the years reported above and over the three-year cumulative period are reflective of the LDICC’s emphasis on
“pay-for-performance”
as the “Compensation Actually Paid” fluctuated year-over-year, primarily due to the result of our stock performance.
Tabular List of Financial Performance Measures
The following is a list of financial performance measures, which in the Company’s assessment represent the most important financial performance measures used by the Company to link compensation actually paid to the
Non-PE
O
NEOs for 2022:

◾	Revenue

◾	Operating Expense

◾	Core Gross Margin

68

AMYRIS, INC.
2023 PROXY STATEMENT

Executive Compensation  |  Pay Ratio Disclosure

Pay Ratio Disclosure

Under SEC rules, we are required to calculate and disclose the median of the annual total compensation of all our employees (other than our CEO), the annual total compensation of our CEO and the ratio of the median of the annual total compensation of all our employees compared to the annual total compensation of our CEO, Mr. Melo (our “CEO pay ratio”).

For 2022:

◾	The median of the annual total compensation of all our employees (other than our CEO) was $98,714; and

◾	the annual total compensation of Mr. Melo, as reported in the “2022 Summary Compensation Table” above, was $967,677.

Thus, for 2022, the ratio of our CEO’s annual total compensation to the median of the annual total compensation of all our employees was approximately 9.8 to 1. This ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K

In determining the median of the annual total compensation of all employees of the Company (other than Mr. Melo), we prepared a list of all employees as of December 31, 2022. We then calculated the annual compensation (base salary, actual and target bonus, and grant date value of equity awards) of our employees as of that date for the 12-month period from January 1, 2022 through December 31, 2022. Salaries and wages were annualized for permanent employees who were not employed for the full year of 2022. We used exchange rates in effect as of December 31, 2022 to convert the base salaries and other compensation amounts of our non-U.S. employees to U.S. dollars. We did not make any cost-of-living adjustments.

Using this approach, we selected the individual at the median of our employee population. We then calculated the annual total compensation for this individual using the same methodology we use for our NEOs as set forth in the “2022 Summary Compensation Table” above. For more information regarding the CEO compensation, please see above under “Executive Compensation—Compensation Discussion and Analysis—2022 Compensation”.

Agreements with Executive Officers

We do not have formal employment agreements with any of our named executive officers. The initial compensation of each named executive officer was set forth in an employment offer or promotion letter that we executed with such executive officer at the time his or her employment with us commenced (or at the time of her or his promotion, as the case may be). Each employment offer letter provides that the named executive officer’s employment is “at will.”

As a condition to their employment, our named executive officers entered into non-competition, non-solicitation and proprietary information and inventions assignment agreements. Under these agreements, each named executive officer has agreed (i) not to solicit our employees during her or his employment and for a period of 12 months after the termination of his or her employment, (ii) not to compete with us or assist any other person to compete with us during her or his employment, and (iii) to protect our confidential and proprietary information and to assign to us intellectual property developed during the course of his or her employment.

See above under “Executive Compensation—Potential Payments upon Termination and upon Termination Following a Change in Control” for a description of potential payments to our named executive officers upon termination of employment, including in connection with a change of control of the Company.

AMYRIS, INC. 2023 PROXY STATEMENT    69

Director Compensation

Director Compensation for 2022

During the fiscal year ended December 31, 2022, our non-employee directors who served during 2022 earned the compensation set forth below.

Name	Fees Earned and Paid in Cash ($)(1)	Stock Awards ($)(1)(2)(5)	Option Awards($)(2)(5)	All Other Director Compensation ($)	Total ($)(5)

John Doerr	59,619	203,600	—	—	263,219

Ana Dutra(3)	50,991	315,059	—	—	366,050

Geoffrey Duyk	—	248,330	—	—	248,330

Philip Eykerman	—	203,600	—	—	203,600

Frank Kung(4)	50,000	203,600	—	—	253,600

James McCann	—	256,110	—	—	256,110

Steven Mills	—	262,724	—	—	262,724

Ryan Panchadsaram	—	252,998	—	—	252,998

Lisa Qi	—	245,998	—	—	245,998

Julie Spencer Washington	—	247,164	—	—	247,164
(1)

Reflects Board, Committee Chair and Committee member retainer fees earned and paid in cash during 2022. In August 2021, our Board, with recommendation from the LDICC, approved the ability for directors to elect to receive RSUs in lieu of their cash retainer fees. Mr. Doerr, Ms. Dutra, and Dr. Kung received their retainer fees in cash, while Dr. Duyk, Mr. McCann, Mr. Mills, Mr. Panchadsaram, Ms. Qi and Ms. Washington each elected to receive their retainer fees in the form of RSUs. Mr. Eykerman did not receive any retainer fees, as he has been designated to serve as a director by his employer, DSM. For more information regarding the retainer RSUs, see below “Narrative Disclosure to Director Compensation Tables.”

(2)

The amounts in the “Stock Awards” and “Option Awards” columns reflect the aggregate grant date fair value of such awards computed in accordance with FASB ASC Topic 718. The assumptions made in the valuation of the awards are discussed in Note 13, “Stock-based Compensation” of “Notes to Consolidated Financial Statements” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022. These amounts do not correspond to the actual value that may be recognized by our non-employee directors. In August 2022, each of our then non-employee directors received an annual award under the 2020 EIP of 80,000 RSUs in accordance with our non- employee director compensation program described below. Additionally, certain directors elected to receive their retainer fees as RSUs, which were granted to the directors in January 2022, and vested in four equal quarterly installments starting on March 30, 2022.

(3)

Ms. Dutra was appointed to our Board in January 2022 and her stock awards in 2022 represent (i) an initial grant of 20,000 RSUs, (ii) a pro-rata annual equity grant of 4,283, and (iii) the annual award under the 2020 EIP of 80,000 RSUs in accordance with our non-employee director compensation program described below.

(4)

All cash compensation earned by Dr. Kung during 2022 was to be paid directly to Vivo, which designated Dr. Kung to serve on our Board, and Dr. Kung did not receive any cash benefit from such payments. Pursuant to an agreement between Dr. Kung and Vivo, Dr. Kung has agreed, subject to certain conditions and exceptions, to remit the equity compensation he receives under our non-employee director compensation program to Vivo if and when such equity compensation becomes vested and/or exercised.

70    AMYRIS, INC. 2023 PROXY STATEMENT

Director Compensation  |  Narrative Disclosure to Director Compensation Tables

(5)	As of December 31, 2022, the non-employee directors who served during 2022 held the following outstanding equity awards:

Name	Outstanding Options (Shares)	Outstanding Stock Awards (Units)

John Doerr	15,064	80,000

Ana Dutra	—	100,000

Geoffrey Duyk	9,865	80,000

Philip Eykerman	15,131	80,000

Frank Kung	13,398	80,000

James McCann	7,682	80,000

Steven Mills	10,398	80,000

Ryan Panchadsaram	—	80,000

Lisa Qi	4,216	80,000

Julie Spencer Washington	3,466	80,000

Narrative Disclosure to Director Compensation Tables

Under our current non-employee director compensation program, as amended by the Board and effective in May 2022, and in each case subject to final approval by our Board with respect to equity awards:

◾

Each non-employee director receives an annual cash retainer of $50,000 and an annual equity award of RSUs with a value of $160,000, vesting in full after one year (in each case subject to continued service through the applicable vesting date). Any new Board members will receive a pro-rated annual equity award upon joining our Board, which award will vest in full on the one-year anniversary of the grant of the most recent annual Board equity awards.

◾	The Chair of the Audit Committee receives an additional annual cash retainer of $20,000.

◾	The Chair of the LDICC receives an additional annual cash retainer of $15,000.

◾	The Chair of the NGC receives an additional annual cash retainer of $10,000.

◾	Audit Committee, LDICC and NGC members other than the Chair receive an additional annual cash retainer of $7,500, $6,000 and $4,500, respectively.

In general, all the retainers described above are paid quarterly in arrears. Starting in fiscal year 2022, directors may elect to receive RSUs in lieu of their cash retainers (“retainer RSUs”). Directors must make this election annually and such election is binding on the full amount of the retainer for the applicable four-quarter period. In cases where a non-employee director serves for part of the year in a capacity entitling him or her to a retainer payment, the retainer is prorated to reflect his or her period of service in that capacity and unvested retainer RSUs are cancelled upon a director departure. Non-employee directors are also eligible for reimbursement of their expenses incurred in attending Board and Committee meetings.

Pursuant to our 2020 Equity Incentive Plan, a non-employee director may receive compensation (including cash and equity awards) representing no more than $500,000 total value in any calendar year.

Compensation Committee Interlocks and Insider Participation

None of the members of our LDICC was at any time our officer or employee during 2022. None of our executive officers serve, or in the past fiscal year served, as a member of the board of directors or the compensation committee of any entity that has one or more of its executive officers serving on our Board or LDICC.

AMYRIS, INC. 2023 PROXY STATEMENT    71

Transactions with Related Persons

Certain Transactions

The following is a description of each transaction since the beginning of 2022, and each currently proposed transaction, in which:

◾	we have been or are to be a participant;

◾	the amount involved exceeds the lesser of $120,000; and

◾

any of our directors, executive officers or holders of more than 5% of any class of our capital stock at the time of the transactions in issue, or any immediate family member of or person sharing the household with any of these individuals, had or will have a direct or indirect material interest.

Transactions with Foris

Amendment to 2019 Loan and Security Agreement

On June 29, 2022 the Company, certain of the Company’s subsidiaries (the “Subsidiary Guarantors”) and Foris Ventures, LLC (“Foris”), a current stockholder and beneficial owner of greater than five percent of our outstanding common stock and an entity affiliated with the Company’s directors, John Doerr and Ryan Panchadsaram, entered into an amendment to the Amended and Restated Loan and Security Agreement (“2019 Foris LSA”), dated October 28, 2019, by and among the Company, the Subsidiary Guarantors and Foris, under which approximately $50 million was outstanding as of December 31, 2022, pursuant to which amendment, the maturity date of the 2019 Foris LSA was extended from July 1, 2022 to July 1, 2023.

2022 Loan and Security Agreement and Amendment

On September 13, 2022, the Company, the Subsidiary Guarantors, and Foris, as lender, entered into a Loan and Security Agreement, as amended from time to time, to make available to the Company a secured term loan facility in an aggregate principal amount of up to $80 million, consisting of two tranches: a $30 million tranche which was drawn in full by the Company on September 13, 2022 and a $50 million tranche which was drawn in full by the Company on September 27, 2022. In lieu of upfront, exit, administration and prepayment fees, the Company issued warrants to Foris to purchase up to 2,046,036 shares of the Company’s common stock, $0.0001 par value per share (“Common Stock”) at an exercise price of $3.91 per share.

Security Purchase Agreement

On December 29, 2022, the Company entered into a Security Purchase Agreement with Foris pursuant to which the Company (i) sold an aggregate of 13,333,334 shares of Common Stock to Foris through a private placement for an aggregate purchase price of $20 million and (ii) issued warrants to Foris to purchase up to 10,000,000 shares of Common Stock at an exercise price of $1.80 per share.

Loan and Security Agreement

On March 10, 2023, the Company, the Subsidiary Guarantors, and Perrara Ventures, LLC (an affiliate of Foris, ”Perrara”), as lender, entered into a Loan and Security Agreement, to make available to the Company a short-term secured term loan facility in an aggregate principal amount of up to $50 million. In lieu of upfront, exit, administration and prepayment fees, the Company amended the pricing of 2,046,036 existing warrants previously issued to Foris on September 13, 2022 from $3.91 to $1.30 per share.

72    AMYRIS, INC. 2023 PROXY STATEMENT

Transactions with Related Persons  |  Registration Rights Agreements

Transactions with DSM

On October 11, 2022, the Company, the Subsidiary Guarantors and DSM Finance B.V. (“DSM”), as lender, entered into a Loan and Security Agreement (the “DSM Loan Agreement”) to make available to the Company a secured term loan facility in an aggregate principal amount of up to $75 million (the “DSM Loan Facility”), consisting of two tranches: a $50 million tranche which was drawn in full by the Company on October 11, 2022 and a $25 million tranche which was drawn in full by the Company on November 7, 2022.

On December 12, 2022, the Company, the Subsidiary Guarantors, and DSM, as lender, entered into an amendment and restatement of the DSM Loan Agreement, pursuant to DSM made available to the Company a third tranche in the amount of $25 million which was drawn in full by December 13, 2022.

Third-Party Agreements

On September 14, 2022, the Company and Watershed Technology, Inc. (“Watershed”), entered into an agreement whereby Watershed is assisting the Company with its climate goals as part of the Company’s ESG program, including, for example, measuring carbon emission, tracking climate targets, providing support for decarbonization goals, and reporting guidance. John Doerr, a current stockholder and beneficial owner of greater than five percent of our outstanding common stock, is a director on the board of Watershed, and Kleiner Perkins, an entity affiliated with directors John Doerr and Ryan Panchadsaram, is an investor of Watershed.

Compensation Arrangements

Stephanie Kung, the daughter of the Company’s director Frank Kung, is a non-executive employee of the Company and received employment compensation plus benefits in excess of $120,000 in 2022, and she is expected to receive employment compensation plus benefits in excess of $120,000 in 2023.

Sofia Melo, the daughter of John Melo, the Company’s President and Chief Executive Officer and a member of the Company’s Board of Directors, was a non-executive employee of the Company in 2022, until she resigned from her employment with the Company on February 28, 2022.

Indemnification Arrangements

We have entered into indemnification agreements with each of our directors and executive officers that may be broader than the specific indemnification provisions contained in the Delaware General Corporation Law. These indemnification agreements require us, among other things, to indemnify our directors and executive officers against liabilities that may arise by reason of their status or service. These indemnification agreements also require us to advance all expenses incurred by the directors and executive officers in investigating or defending against any such action, suit or proceeding. We believe that these agreements are necessary to attract and retain qualified individuals to serve as directors and executive officers. We maintain an insurance policy that covers certain liabilities of our directors and officers arising out of claims based on acts or omissions in their capacities as directors or officers. Certain of our non-employee directors may, through their relationships with their employers, be insured and/or indemnified against certain liabilities incurred in their capacity as members of the Board.

Executive Compensation and Employment Arrangements

Please see “Executive Compensation” above for information regarding our compensation arrangements with our executive officers, including equity awards and employment agreements with our executive officers.

AMYRIS, INC. 2023 PROXY STATEMENT    73

Transactions with Related Persons  |  Related Party Transactions Policy

Registration Rights Agreements

Certain of our stockholders, including certain entities affiliated with our directors and/or holders of five percent or more of our outstanding common stock hold registration rights pursuant to the following:

◾	Letter agreement, dated July 29, 2015, by and among us and certain investors

◾	Securities Purchase Agreement, dated May 8, 2017, by and among us and certain investors

◾	Securities Purchase Agreement, dated August 2, 2017, by and between us and DSM International B.V.

◾	Stockholder Agreement, dated August 3, 2017, by and between us and affiliates of Vivo Capital LLC

◾	Amended and Restated Stockholder Agreement, dated August 7, 2017, by and between us and DSM International B.V.

◾	Securities Purchase Agreements, dated January 31, 2020, by and between the Company and the investor named therein, including Foris Ventures, LLC.

◾	Security Purchase Agreements, dated June 1, 2020 and June 4, 2020, by and between us and the investors named therein, including Foris Ventures, LLC, and Vivo Capital LLC.

◾	Securities Purchase Agreement, dated May 7, 2021, with Upland1,LLC and the other parties thereto.

◾	Share Purchase Agreement, dated August 11, 2021, with MG Empower Ltd. and the other parties thereto.

◾	Agreement and Plan of Merger and Reorganization and Note Purchase Agreement, each dated August 11, 2021, by and among the Company, OLIKA Inc. and the other parties thereto.

◾	Share Purchase Agreement and Option Cancellation Agreements, each dated as of August 31, 2021, by and among the Company, Beauty Labs International Limited and the selling stockholders party thereto.

◾	Agreement and Plan of Merger dated January 26, 2022, by and among the Company, certain of its subsidiaries, No Planet B Holdings, Inc. and its stockholders.

◾	Asset Purchase Agreement dated March 9, 2022, by and among the Company, certain of its subsidiaries, and MenoLabs, LLC.

◾	Agreement and Plan of Merger and Reorganization, dated August 11, 2022, by and among the Company, Amyris-O Merger Sub, Inc., Onda Beauty Inc. and Jane Hong Fernandez.

◾	Series B Preference Share Purchase Agreement, dated as of September 13, 2022, by and between the Company and WeMedia Shopping Network Holdings Co. Limited.

◾	Marketing Side Letter, dated Decembr 29, 2022, by and between the Company and WeMedia Shopping Network Holdings Co., Limited.

◾	Securities Purchase Agreement, dated December 30, 2022, by and between the Company and Heights Capital Management, Inc.

◾	Securities Purchase Agreements, dated December 30, 2022, by and between the Company and Foris Ventures, LLC.

Related Party Transactions Policy

Our Related Party Transactions Policy adopted by our Board of Directors requires that any transaction with a related party that must be reported under applicable SEC rules, other than certain compensation related matters, must be reviewed and approved or ratified by the Audit Committee of our Board of Directors. Our Related Party Transactions Policy contains specific procedures to be followed, and factors to be considered, in connection with the review of such transactions, but does not contain specific standards for approval of such transactions.

74    AMYRIS, INC. 2023 PROXY STATEMENT

Annual Meeting Information

Information Regarding Solicitation and Voting

In accordance with rules and regulations adopted by the SEC, we have elected to provide our stockholders with access to our proxy materials over the Internet. Accordingly, we intend to send a Notice of Internet Availability of Proxy Materials (the “Notice”) on or about April 12, 2023 to most of our stockholders who owned our common stock at the close of business on March 28, 2023. The Notice includes instructions on how you can access our Annual Report and Proxy Statement and other soliciting materials on the Internet or, if you wish, request a printed set of such materials, a list of the matters to be considered at the 2023 Annual Meeting, and instructions as to how your shares can be voted. Most stockholders will not receive a printed copy of the proxy materials unless they request one in the manner set forth in the Notice. This permits us to conserve natural resources and reduces our printing costs, while giving stockholders a convenient and efficient way to access our proxy materials and vote their shares.

We will bear the expense of soliciting proxies. In addition to these proxy materials, our directors and employees (who will receive no compensation in addition to their regular salaries) may solicit proxies in person, by telephone or by email. We will reimburse Intermediaries for reasonable charges and expenses incurred in forwarding solicitation materials to their clients.

Voting by Internet. You may submit your proxy over the Internet by following the instructions provided in the Notice, or, if you receive printed proxy materials, by following the instructions for Internet or telephone voting provided with your proxy materials and on your proxy card or voting instruction form.

Voting by telephone. You may submit your proxy by telephone by following the instructions provided in the Notice, or, if you receive printed proxy materials, by following the instructions for Internet or telephone voting provided with your proxy materials and on your proxy card or voting instruction form.

Voting by mail. If you receive printed proxy materials, you may submit your proxy by mail by completing, signing, dating and returning your proxy card or, for shares held beneficially in street name, by following the voting instructions included by your broker or other Intermediary. If you provide specific voting instructions, your shares will be voted as you have instructed.

Questions and Answers About the Annual Meeting and Voting

Who can vote at the meeting?

The Board set March 28, 2023, as the record date for the meeting. If you owned shares of our common stock as of the close of business on March 28, 2023, you may attend and vote your shares at the meeting. Each stockholder is entitled to one vote for each share of common stock held on all matters to be voted on. As of March 28, 2023, there were 366,685,543 shares of our common stock outstanding and entitled to vote (as reflected in the records of our stock transfer agent).

Only stockholders of record at the close of business on the record date may vote at the meeting or at any adjournment thereof. A list of stockholders eligible to vote at the meeting will be available for review for any purpose relating to the meeting during our regular business hours at our headquarters at 5885 Hollis Street, Suite 100, Emeryville, California 94608 for the ten days prior to the meeting as well as at the virtual meeting.

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Annual Meeting Information  |  Questions and Answers About the Annual Meeting and Voting

How can I attend and vote at the meeting?

The Annual Meeting will be held virtually; you will not be able to attend the Annual Meeting in person. If your shares of Amyris common stock are registered directly in your name with our stock transfer agent, EQ Shareowner Services, you are considered to be the stockholder of record with respect to those shares. As the stockholder of record, you have the right to vote in person at the meeting.

If your shares are held in a brokerage account or by another Intermediary, you are considered the beneficial owner of shares held in street name. As the beneficial owner, you are also invited to attend the meeting. However, since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the Intermediary (usually your broker) that is the record holder of the shares, giving you the right to vote the shares at the meeting. The meeting will be held virtually on Thursday, May 25, 2023 at 2:00 p.m. Pacific Time.

To attend the meeting, you must pre-register no later than May 25, 2023, 2:00 p.m. Pacific Time by visiting www.proxydocs.com/AMRS and using your unique control number provided in your Notice, proxy card or voting instruction form. Upon completing your pre-registration, you will receive instructions via email, including your unique weblink to access the meeting. Upon accessing the meeting, you will find a voting option on the landing page. If you have submitted your votes prior to the meeting and wish to change your vote, you may do so when you access the virtual meeting.

Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting. For information on how to vote prior to the Annual Meeting, see “How can I vote my shares without attending the meeting?”

How can I ask questions during the meeting?

During the pre-registration process, you will be able to submit questions for the question and answer session that will immediately follow the adjournment of the

Annual Meeting. We will answer pre-submitted questions that comply with the meeting rules of conduct, subject to time constraints.

How can I vote my shares without attending the meeting?

Whether you hold shares directly as a registered stockholder of record or beneficially in street name, you may vote without attending the meeting. You may vote by granting a proxy or, for shares held beneficially in street name, by submitting voting instructions to your broker, bank or other Intermediary. In most cases, you will be able to do this by using the Internet, by telephone or by mail according to the instructions above.

Why did I receive a Notice of Internet Availability of Proxy Materials in the mail instead of a full set of proxy materials?

We are pleased to take advantage of the SEC rule that allows companies to furnish their proxy materials over the Internet. Accordingly, we have sent to most of our stockholders of record and beneficial owners a Notice of Internet Availability of Proxy Materials. Instructions on how you can access our Annual Report and Proxy Statement and other soliciting materials on the Internet or, if you wish, request a printed set of such materials, a list of the matters to be considered at the 2023

Annual Meeting, and instructions as to how your shares can be voted may be found in the Notice. We are using the Internet as our primary means of furnishing proxy materials to our stockholders. As a result, most stockholders will not receive paper copies of our proxy materials. We will instead send most stockholders a Notice with instructions for accessing the proxy materials and voting over the Internet. The Notice also provides information on how stockholders

76    AMYRIS, INC. 2023 PROXY STATEMENT

Annual Meeting Information  |  Questions and Answers About the Annual Meeting and Voting

can obtain paper copies of our proxy materials if they wish to do so.

If your shares are held of record by a broker, bank or other custodian, nominee, trustee or fiduciary (an “Intermediary”) and you have not given your Intermediary specific voting instructions, your Intermediary will NOT be able to vote your shares with respect to most of the proposals, including the election of directors.

If you do not provide voting instructions over the Internet, by telephone, or by returning a completed, signed and dated proxy card or voting instruction form, your shares will not be voted with respect to those matters. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by an Intermediary and you wish to vote at the meeting, you must obtain a proxy issued in your name from that Intermediary.

Why did I receive a full set of proxy materials in the mail instead of a Notice of Internet Availability of Proxy Materials?

Some stockholders may have instructed our transfer agent or their Intermediary to deliver stockholder communications, such as proxy materials, in paper form. If you would prefer to receive your proxy materials over the Internet, please follow the instructions provided on your proxy card or voting instruction form to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

Can I vote my shares by filling out and returning the Notice?

No. The Notice will, however, provide instructions on how to vote by Internet, by telephone, by requesting and returning a paper proxy card or voting instruction form, or by submitting a ballot in person at the meeting.

What is a quorum?

A quorum is necessary to hold a valid meeting. The holders of a majority of our outstanding shares of common stock as of the record date must be present in person or represented by proxy at the meeting in order for there to be a quorum, which is required to hold the meeting and conduct business. If there is no quorum, the holders of a majority of the shares present at the meeting may adjourn the meeting to another date.

You will be counted as present at the meeting if you are present and entitled to vote in person at the meeting or you have properly submitted a proxy card or voting instruction form, or voted by telephone or over the Internet. Both abstentions and broker non-votes (as described below) are counted for the purpose of determining the presence of a quorum.

What proposals will be voted on at the meeting?

There are five proposals scheduled to be voted on at the meeting:

◾	Proposal 1—Election of the four Class I directors nominated by the Board and named herein to serve on the Board for a three-year term.

◾	Proposal 2—Ratification of the appointment of Macias Gini & O’Connell LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

◾	Proposal 3—Approval of a non-binding advisory vote on the compensation of our named executive officers.
◾	Proposal 4— Approval of non-binding advisory vote on the frequency of future stockholder say-on-pay votes.

◾	Proposal 5—Approval of an amendment to our restated Certificate of Incorporation to effect an increase in the total number of our authorized shares from 555,000,000 to 755,000,000 and in the total number of authorized shares of common stock from 550,000,000 to 750,000,000.

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Annual Meeting Information  |  Questions and Answers About the Annual Meeting and Voting

No appraisal or dissenters’ rights exist for any action proposed to be taken at the meeting. We will also consider any other business that properly comes before the meeting. As of the date of this Proxy Statement, we are not aware of any other matters to be submitted for consideration at the meeting. If any other matters are properly brought before the meeting, the persons named in the enclosed proxy card or voting instruction form will vote the shares they represent using their best judgment.

How does the Board recommend I vote on the proposals?

The Board recommends that you vote:

◾	FOR each of the director nominees named in this Proxy Statement;

◾	FOR the ratification of Macias Gini & O’Connell LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;
◾	FOR the non-binding advisory vote on the compensation of our named executive officers;

◾	For the non-binding advisory vote on a frequency of every ONE YEAR for future stockholder say-on-pay votes; and

◾	FOR the amendment to our restated Certificate of Incorporation to increase the total number of authorized shares of our common stock

What happens if I do not give specific voting instructions?

If you are a stockholder of record and you either indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board, or, if you receive printed proxy materials, you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the meeting.

If you are a beneficial owner of shares held in street name and do not provide the Intermediary that holds your shares with specific voting instructions, under stock market rules, the Intermediary that holds your shares may generally vote at its discretion only on routine matters and cannot vote on non-routine matters. If the Intermediary that holds your shares does not receive specific instructions from you on how to vote your shares on a non-routine matter, the Intermediary will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.” For purposes of voting on non-routine matters, broker non-votes will not count as votes cast on such matters and, therefore, will not affect the outcome of Proposals 1 or 4 (which require a plurality of votes properly cast in person or by proxy), or Proposal 3 (which requires a majority of votes properly cast in person or by proxy).

Which proposals are considered “routine” and which are considered “non-routine”?

The ratification of the appointment of Macias Gini & O’Connell LLP as our independent registered public accounting firm for 2023 (Proposal 2) and the approval of the amendment to our restated Certificate of Incorporation to effect an increase in the total number of authorized shares of our common stock (Proposal 5) are considered “routine” matters under applicable rules. The election of directors (Proposal 1), the non-

binding advisory stockholder say-on-pay vote (Proposal 3), and the non-binding advisory vote on the frequency of the stockholder say-on-pay vote (Proposal 4) are considered non-routine under applicable rules. An Intermediary cannot vote without instructions on non-routine matters, and therefore we expect there to be broker non-votes on Proposals 1, 3, and 4.

78    AMYRIS, INC. 2023 PROXY STATEMENT

Annual Meeting Information  |  Questions and Answers About the Annual Meeting and Voting

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting. The inspector of election will separately count “For” and “Withhold” votes and any broker non-votes in the election of directors (Proposal 1). With respect to the other proposals, the inspector of election will separately count “For” and

“Against” votes, abstentions and any broker non-votes. Abstentions and broker non-votes will not count toward the vote totals for Proposal 1 but will be counted with the same effect as an “Against” vote for Proposal 3, and 4.

What is the vote required to approve each of the Board’s proposals?

◾	Proposal 1—Election of the Board’s four nominees for director. The affirmative vote of a plurality, or the largest number, of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote is required for the election of the directors. This means that the four director nominees who receive the highest number of “For” votes (among votes properly cast in person or by proxy) will be elected to the Board. Broker non-votes will not count toward the vote total for this proposal and therefore will not affect the outcome of this proposal.

◾	Proposal 2—Ratification of the appointment of Macias Gini & O’Connell LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. This proposal must receive a “For” vote from the holders of a majority of the shares of our common stock properly casting votes for or against this proposal at the Annual Meeting in person or by proxy. Abstentions will not count toward the vote total for this proposal and therefore will not affect the outcome of this proposal.

◾	Proposal 3—Approval of a non-binding advisory vote on the compensation of our named executive officers. This proposal must receive a “For” vote from the holders of a majority of the shares of common stock properly casting votes for or against this proposal at the Annual Meeting (in person or by proxy). Abstentions and broker non-votes will not be counted toward the vote total for this proposal and therefore will not affect the outcome of this proposal.
◾	Proposal 4—Approval of a non-binding advisory vote on the frequency of future stockholder say-on-pay votes. The frequency choice receiving the most votes (among votes properly cast at the Annual Meeting in person or by proxy) will be approved. Shares represented by executed proxies that do not indicate a vote for one of the three choices will be voted by the proxy holders for the “One Year” choice.

◾	Proposal 5—Approval of an amendment to our restated Certificate of Incorporation to increase the total number of authorized shares of our common stock. This proposal must receive a “For” vote from the holders of a majority of our outstanding shares of common stock entitled to vote at the Annual Meeting, irrespective of the number of votes cast on this proposal at the meeting. Abstentions will be counted and have the same effect as an “Against” vote for this proposal.

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Annual Meeting Information  |  Questions and Answers About the Annual Meeting and Voting

How can I revoke my proxy and change my vote after I return my proxy card?

You may revoke your proxy and change your vote at any time before the final vote at the meeting. If you are a stockholder of record, you may do this by signing and submitting a new proxy card with a later date (if you receive printed proxy materials), by using the Internet or voting by telephone, or by attending the meeting and voting in person. Attending the meeting alone will not revoke your proxy unless you specifically request that your proxy be revoked. If you hold shares through an Intermediary, you must contact that Intermediary directly to revoke any prior voting instructions.

How can I find out the voting results of the meeting?

The preliminary voting results will be announced at the meeting. The final voting results will be reported in a Current Report on Form 8-K, which we expect to file with the SEC within four business days after the meeting. If final voting results are not available within four business days after the meeting, we intend to file a Current Report on Form 8-K reporting the preliminary voting results within that period, and subsequently report the final voting results in an amendment to the Current Report on Form 8-K within four business days after the final voting results are known to us.

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Other Matters

Householding of Proxy Materials

The SEC has adopted rules that permit companies and Intermediaries to satisfy the delivery requirements for Proxy Statements and Annual Reports, including Notices of Internet Availability of Proxy Materials, with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials (the “Notice”) or other proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are Amyris stockholders may be “householding” our proxy materials. A single copy of the Notice or other proxy materials may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or you submit contrary instructions. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice or other proxy materials, you may: (1) notify your broker; (2) direct your written request to Amyris Investor Relations at 5885 Hollis Street, Suite 100, Emeryville, California 94608 or to investor@amyris.com; or (3) contact Amyris Investor Relations at (510) 740-7481. Stockholders who currently receive multiple copies of the Notice or other proxy materials at their addresses and would like to request “householding” of their communications should contact their brokers or Amyris Investor Relations at the address or telephone number above. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Notice or other proxy materials to a stockholder at a shared address to which a single copy of such documents was delivered.

Available Information

We will provide to any stockholder entitled to vote at our 2023 Annual Meeting of Stockholders, at no charge, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “Form 10-K”), including the financial statements and the financial statement schedules contained in the Form 10-K. We make our Annual Reports on Form 10-K, as well as our other SEC filings, available free of charge through the investor relations section of our website located at https://investors.amyris.com/annual-reports as soon as reasonably practicable after they are filed with or furnished to the SEC. Information contained on or accessible through our website or contained on other websites is not deemed to be part of this Proxy Statement. In addition, you may request a copy of the Form 10-K by sending an e-mail request to Amyris Investor Relations at investor@amyris.com, calling (510) 740-7481, or writing to Amyris Investor Relations at 5885 Hollis Street, Suite 100, Emeryville, California 94608.

Stockholder Proposals to be Presented at Next Annual Meeting

Stockholder proposals may be included in our Proxy Statement for an annual meeting so long as they are provided to us on a timely basis and satisfy the other conditions set forth in SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. For a stockholder proposal to be considered for inclusion in our Proxy Statement for the annual meeting to be held in 2024, we must receive the proposal at our principal executive offices, addressed to the Secretary, no later than December 15, 2023. To comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than the company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 11, 2024. In addition, a stockholder proposal that is not intended for inclusion in our Proxy Statement under Rule 14a-8 may be brought before the 2024 Annual

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Other Matters  |  Forward-Looking Statements

Meeting so long as we receive information and notice of the proposal in compliance with the requirements set forth in our bylaws, addressed to the Secretary at our principal executive offices, not earlier than February 10, 2024 nor later than March 11, 2024.

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

/s/ Doris Choi

Doris Choi	Amyris, Inc.
General Counsel and Secretary April 11, 2023	5885 Hollis Street, Suite 100 Emeryville, California 94608

Forward-Looking Statements

This Proxy Statement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. These statements may be identified by their use of such words as “expects,” “anticipates,” “intends,” “hopes,” “believes,” “could,” “may,” “will,” “projects”, “continue”, and “estimates,” and other similar expressions, but these words are not the exclusive means of identifying such statements. We caution that a variety of factors, including but not limited to the following, could cause our results to differ materially from those expressed or implied in our forward-looking statements: risks related to Amyris’ liquidity and ability to fund operating and capital expenses, risks related to its financing activities, risks related to potential delays or failures in development, regulatory approval, production, launch and commercialization of products and brands, risks related to global inflation and policy measures undertaken to address inflation, the COVID-19 pandemic and any other geopolitical events, including the Ukraine conflict, resulting in global economic, financial and supply chain disruptions that may negative impact Amyris’ business operations and financial results or cause market volatility, risks related to Amyris’ reliance on third parties particularly related to supply chain; and other risks detailed from time to time in filings we make with the Securities and Exchange Commission, including our Annual Reports on Form 10-K, our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K. Except as required by law, we assume no obligation to update any forward-looking information that is included or incorporated by reference in this Proxy Statement, whether as a result of new information, future events, or otherwise.

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Appendix A — Certificate of Amendment of Restated Certificate of Incorporation

Amyris, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”),

DOES HEREBY CERTIFY THE FOLLOWING:

FIRST: That the name of the Corporation is Amyris, Inc.

SECOND: That the date on which the Certificate of Incorporation of the Corporation was originally filed with the

Secretary of State of Delaware is April 15, 2010 under the name Amyris Biotechnologies, Inc.

THIRD: That, at a meeting of the Board of Directors of the Corporation (the “Board”), the Board duly adopted resolutions setting forth the following proposed amendment of the Restated Certificate of Incorporation of the Corporation, as amended, declaring said amendment to be advisable and directing the Corporation to submit said amendment to the next annual meeting of the stockholders of said Corporation for consideration thereof, and that, thereafter, pursuant to such resolutions, the Corporation submitted the amendment to the stockholders of the Corporation at such annual meeting of the stockholders of the Corporation duly called and held upon notice in accordance with Section 222 of the Delaware General Corporation Law at which meeting the necessary number of shares as required by statute were voted in favor of said amendment:

Section 1 of Article IV of the Corporation’s Restated Certificate of Incorporation is hereby amended to read in its entirety as follows:

“1. Total Authorized. The total number of shares of all classes of stock that the corporation has authority to issue is Seven Hundred Fifty-Five Million (755,000,000) shares, consisting of two classes: Seven Hundred Fifty Million (750,000,000) shares of Common Stock, $0.0001 par value per share, and Five Million (5,000,000) shares of Preferred Stock, $0.0001 par value per share.”

FOURTH: That said amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

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Appendix A — Certificate of Amendment of Restated Certificate of Incorporation

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Restated Certificate of Incorporation to be signed by its General Counsel and Secretary this      day of May, 2023 and the foregoing facts stated herein are true and correct.

AMYRIS, INC.

By:

Name:	Doris Choi
Title:	General Counsel and Secretary

A-2    AMYRIS, INC. 2023 PROXY STATEMENT

P.O. BOX 8016, CARY, NC 27512-9903	YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:
INTERNET
Go To: www.proxypush.com/AMRS
● Cast your vote online
● Have your Proxy Card ready
● Follow the simple instructions to record your vote
PHONE Call 1-866-834-5365
● Use any touch-tone telephone
● Have your Proxy Card ready
● Follow the simple recorded instructions
MAIL
● Mark, sign and date your Proxy Card
● Fold and return your Proxy Card in the postage-paid envelope provided
To attend the meeting, you must pre-register at www.proxydocs.com/AMRS

Amyris, Inc. Annual Meeting of Stockholders For Stockholders as of March 28, 2023

TIME:	Thursday, May 25, 2023 2:00 PM, Pacific Time
PLACE:	Virtual Meeting: Please visit www.proxydocs.com/AMRS for registration details.

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints John Melo, Han Kieftenbeld and Doris Choi (the “Named Proxies”), and each or any of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Amyris, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Amyris, Inc.

Annual Meeting of Stockholders

Please make your marks like this:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL DIRECTOR NOMINEES, FOR A ONE YEAR FREQUENCY OF STOCKHOLDER SAY-ON-PAY, AND FOR PROPOSALS 2, 3, AND 5.

	PROPOSAL		YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS
1.	Election of four Class I Directors nominated by the Board to serve for a three-year term.
		FOR		WITHHOLD
	1.01 Ana Dutra	☐		☐		FOR

	1.02 Geoffrey Duyk	☐		☐		FOR

	1.03 James McCann	☐		☐		FOR

	1.04 Steven Mills	☐		☐		FOR

		FOR	AGAINST	ABSTAIN
2.	Ratification of the appointment of Macias Gini & O’Connell LLP as Amyris’ independent registered public accounting firm for the fiscal year ending December 31, 2023.	☐	☐	☐		FOR

3.	Approval of a non-binding advisory vote on the compensation of our named executive officers.	☐	☐	☐		FOR

		1YR	2YR	3YR	ABSTAIN

4.	Approval of a non-binding advisory vote on the frequency of future stockholder say-on-pay votes.	☐	☐	☐	☐	1 YEAR

		FOR	AGAINST	ABSTAIN

5.	Approval of an amendment to Amyris’ restated Certificate of Incorporation to effect an increase in the total number of our authorized shares.	☐	☐	☐		FOR

To attend the meeting, you must pre-register at www.proxydocs.com/AMRS

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your Proxy Card. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy Card.

Signature (and Title if applicable)	Date	Signature (if held jointly)	Date